EXHIBIT 10.24

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission” and places where information has been redacted have been marked with (***).

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the “Agreement”) is executed on March 13, 2003 and is effective as of April 1, 2003, (“Effective Date”) between CSG Systems, Inc.®, a Delaware corporation with offices at 7887 East Belleview Avenue, Suite 1000, Englewood, Colorado 80111 (“CSG”), and Time Warner Cable (“TWC”), a division of Time Warner Entertainment Company, L.P. (“TWE”), a Delaware limited partnership with offices at 290 Harbor Drive, Stamford, Connecticut 06902-6732. TWC and CSG shall be referred to herein individually as “Party” and collectively as the “Parties.”

WHEREAS, TWC enters into this Agreement on behalf of itself and its Participating Affiliates. For purposes of this Agreement: (i) “Participating Affiliate” means an Affiliate that has agreed in writing to be bound by the terms and conditions of this Agreement by execution of an Affiliate Addendum (as defined in Section 1.1 below) by such Affiliate or by TWC on behalf of such Affiliate; and (ii) the term “Affiliate” means: (1) AOL Time Warner Inc., Time Warner Entertainment-Advance/Newhouse Partnership, TWI Cable, Inc., Time Warner Cable Capital, L.P., TWE, MediaOne TWE Holdings, Inc., Time Warner Cable Inc., and/or Time Warner Inc., or any successor-in-interest of any of the foregoing, or any majority-owned subsidiary of any of the foregoing entities (each of the foregoing entities, a “TW Company”), or any corporation, partnership, limited liability company or other entity which is managed in whole or in significant part by any TW Company or through managers designated by any TW Company; or (2) the Advance Newhouse Partnership, any entity that controls, is controlled by, or is under common control with the Advance Newhouse Partnership, or any successor-in-interest of any of the foregoing, or any majority-owned subsidiary of any of the foregoing entities (each of the foregoing entities, an “Advance Newhouse Company”), or any corporation, partnership, limited liability company or other entity which is managed in whole or in significant part by any Advance Newhouse Company or through managers designated by any Advance Newhouse Company.

WHEREAS, CSG and Customers (as defined in Section 1.1 below) are parties to several agreements (collectively, the “Prior Agreements”) and upon execution of this Agreement desire to supercede the terms and conditions of those Prior Agreements with the terms and conditions of this Agreement. Notwithstanding the above, the Auto-Check Refund Processing Agreement entered into on July 31 1996, between CSG and Time Warner Cable and any agreements between CSG and Time Warner Communications of Tampa shall remain in effect according to the terms therein.

WHEREAS, Customers desire to obtain from CSG, and CSG desires to grant to each Customer, a license to use the products set forth in Schedule B, which, along with any other CSG products subsequently licensed by CSG to Customers under this Agreement, are collectively referred to herein as the “Products;” and

WHEREAS, Customers desire to obtain from CSG, and CSG desires to provide to Customers, the Services set forth in Schedule C, which, along with any Technical Services or other CSG services provided by CSG to Customers under this Agreement, are collectively referred to herein as the “Services;”

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customers agree:

ARTICLE 1

OVERVIEW

1.1 General Terms.

(a) For purposes of this Agreement, the term “Customers” shall refer, collectively, to TWC or any successor-in-interest thereto and each Participating Affiliate. Each Participating Affiliate shall execute or, with respect to each Affiliate that was a party to a Prior

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Agreement, shall be bound by, a separate Addendum substantially similar to the form attached hereto as Schedule I (“Affiliate Addendum”). The Affiliate Addenda with respect to the Affiliates that are currently parties to any Prior Agreement with CSG are attached hereto as Schedules I-1 through I-12, respectively. The Affiliate identified in an Affiliate Addendum attached hereto as Schedules I-1 through I-12 shall be bound by such Affiliate Addendum upon the execution of this Agreement by TWC and CSG. Any modification or supplement after the Effective Date to an Affiliate Addendum attached hereto as Schedules I-1 through I-12 shall be executed by and between the applicable Participating Affiliate and CSG.

(b) Notwithstanding any rights granted to or obligations assumed by any Participating Affiliate under this Agreement, TWC will remain liable for all obligations of any Participating Affiliate under this Agreement including, but not limited to, the obligation to pay any fees set forth in Schedule F. No Participating Affiliate shall be jointly or severally liable for any obligation of any other Participating Affiliate or of TWC under this Agreement.

(c) Notwithstanding the above, the following entities shall not be permitted to become “Participating Affiliates” under this Agreement (a) Time Warner Communications of Tampa, or (b) any entity acquired by TWC or any Affiliate after the Effective Date that is the only or the principal party (“CSG Customer”) to any agreement(s) with CSG (“CSG Customer Agreement”). Notwithstanding the foregoing, and subject to the restriction set forth in paragraph (d) below, CSG further agrees and hereby consents to allow a CSG Customer to become a Participating Affiliate under this Agreement, provided, (a) where the term of the CSG Customer Agreement exceeds the expiration of this Master Agreement, the terms of this Master Agreement shall continue past any expiration of this Master Agreement for the remainder of the stated term of such CSG Customer Agreement (“Extended Term”) but only as to the subscribers acquired as a result of the acquisition by TWC or an Affiliate of such CSG Customer (“Acquired CSG Customer Subscribers”) and, upon expiration of this Master Agreement, during the Extended Term, the minimum number of monthly Connected Subscribers hereunder shall be equal to (i) ninety percent (90%) of the then current number of Connected Subscribers being processed under the CSG Customer Agreement at the time of the acquisition by TWC or an Affiliate of such CSG Customer where there is no minimum number of monthly Connected Subscribers under such CSG Customer Agreement or (ii) the then current monthly Connected Subscriber minimum under the CSG Customer agreement at the time of the acquisition by TWC or an Affiliate of such CSG Customer, where such CSG Customer Agreement does contain a minimum number of monthly Connected Subscribers and, provided further, that if this Master Agreement is renewed or a new agreement is entered into between CSG and TWC or its successor upon expiration of this Master Agreement, then instead of the continuation of the terms of this Master Agreement past the expiration hereof for the Extended Term, the terms of such renewed or new agreement shall also apply with respect to such Acquired CSG Customer Subscribers; and (b) the monthly Connected Subscriber minimum under this Agreement is increased by (i) ninety percent (90%) of the then current number of Connected Subscribers being processed under the CSG Customer Agreement where there is no minimum number of monthly Connected Subscribers under such CSG Customer Agreement or (ii) the then current monthly Connected Subscriber minimum under the CSG Customer Agreement, where such CSG Customer Agreement does contain a minimum number of monthly Connected Subscribers. The increase in Customers’ monthly Connected Subscriber minimum under this Agreement set forth in the preceding sentence shall be in effect only for the remainder of the stated term of the CSG Customer Agreement. For purposes of clarification, where a CSG Customer Agreement imposes a minimum with reference to a standard other than “Connected Subscribers” as defined in Section 3.1(a) below, such agreement shall be deemed not to have a minimum number of monthly Connected Subscribers and, therefore, the provisions of clauses (a)(i) and (b)(i) above shall apply and, in such event, the then current number of Connected Subscribers of such CSG Customer shall be calculated based on the definition of “Connected Subscribers” set forth in Section 3.1(a) below irrespective of any contrary or conflicting provision set forth in the CSG Customer Agreement. Further, in the event that a CSG Customer becomes a Participating Affiliate as permitted hereunder, the CSG Customer Agreement by and between such CSG Customer and CSG shall automatically terminate without a discontinuance fee or penalty.

(d) The Parties acknowledge the existence of a certain Restated and Amended CSG Master Subscriber Management Agreement dated August 10, 1997 between CSG and AT&T Broadband Management Corporation (now known as Comcast ABB Management Corporation.), f/k/a TCI Cable Management Corporation (as further amended or modified after the Effective Date and specifically including any new or replacement agreement which may supersede such Restated and Amended CSG Master Subscriber Management Agreement dated August 10, 1997, the “AT&T Agreement”).

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

For purposes of subsections 1.1(e)-(f) below:

(i) “AT&T Broadband” shall mean either (1) Comcast ABB Management Corporation or any successor entity(s) thereto (“ATMC”) or (2) a Participating AT&T Affiliate (or any successor entity(s) thereto);

(ii) “AT&T Affiliate” means any cable service provider (1) in which ATMC exercises exclusive management control or otherwise has the ability to direct the engagement of outside vendors or service providers or (2) in which ATMC owns, directly or indirectly, 40% or more of the equity interest, unless ATMC reasonably demonstrates that it does not have the powers described in the foregoing clause (1) despite such equity ownership;

(iii) “Participating AT&T Affiliate” means any AT&T Affiliate that has expressly agreed in writing to be bound by the terms of the AT&T Agreement;

(iv) “TWC” shall mean Time Warner Cable or any Affiliate thereof;

(v) “successor-in-interest” shall mean a party that assumes the rights and obligations of an agreement whether by operation of law or by express written agreement;

(vi) “Acquired AT&T Entity(ies)” shall mean either ATMC or any Participating AT&T Affiliate should one or more of them be acquired by TWC.

(vii) “New Minimum Subscriber Number” shall mean the number of Acquired AT&T Subscribers that are being processed by the Acquired AT&T Entity(ies) (as defined below) under the AT&T Agreement on the date immediately preceding the date upon the closing of TWC’s acquisition of either ATMC or a Participating AT&T Affiliate; and

(viii) “New Minimum Fees” shall mean the monthly processing charges payable pursuant to the AT&T Agreement calculated on the basis of the New Minimum Subscriber Number.

(e) The Parties agree that in the event TWC acquires either ATMC or a Participating AT&T Affiliate, then, any provision set forth in the AT&T Agreement which may require that CSG be the exclusive provider of any product(s), equipment, software or service(s) provided pursuant to the AT&T Agreement (including, without limitation, Section 31 of the AT&T Agreement) shall not apply to any subscribers controlled by TWC on the date immediately preceding the date of the closing of the relevant acquisition or to any subscribers thereafter acquired by TWC. Further, in no event shall any Acquired AT&T Entity be permitted to become a Participating Affiliate (as defined above in the Preamble) under this Agreement. Instead, the AT&T Agreement shall apply solely to the subscribers owned or controlled by the Acquired AT&T Entity(ies) on the date immediately preceding the date of the closing of such acquisition (“Acquired AT&T Subscribers”)but the AT&T Agreement shall not apply to any other subscribers then owned or thereafter acquired, either directly or indirectly, by TWC. For clarification purposes, in no event shall any subscribers acquired by TWC be considered “Acquired AT&T Subscribers” if such subscribers were not owned by an Acquired AT&T Entity on the date immediately preceding the date on which TWC acquired such entity .

(f) In consideration of CSG’s waiver of its exclusive rights in the preceding paragraph, TWC and CSG further agree that in the event TWC acquires ATMC or a Participating AT&T Affiliate, the New Minimum Subscriber Number shall be equal to the number of Acquired AT&T Subscribers being processed pursuant to the AT&T Agreement as of the date immediately prior to the date of TWC’s acquisition of the Acquired AT&T Entity(ies); provided, however, that if the Acquired AT&T Entity(ies) is responsible for maintaining a minimum number of subscribers under the AT&T Agreement, such minimum shall remain in effect if such minimum is greater than the then current number of Acquired AT&T Subscribers being processed pursuant to the AT&T Agreement as of the date immediately prior to the date of TWC’s acquisition of the Acquired AT&T Entity(ies). During the remaining term of the AT&T Agreement, each month TWC shall be responsible for paying CSG, or causing the Acquired AT&T Entity(ies) to pay to CSG, the greater of the actual fees incurred pursuant to the AT&T Agreement during such month with respect to the Acquired AT&T Subscribers or the New Minimum Fees. TWC and the Acquired AT&T Entity(ies) shall have the right to exchange subscribers between and amongst customer care and billing vendors provided, however, that such right shall not change their obligation to pay the greater of either the actual fees incurred or the New Minimum Fees.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.2 Term. Unless earlier terminated pursuant to Section 6, this Agreement shall remain in effect for a period of ten (10) years from the Effective Date (“Term”). Unless terminated earlier pursuant to Section 6, the term of any specific license for the Products and the term for any specific Services to be provided shall be coterminous with this Agreement unless stated otherwise in the applicable Schedule or Addendum.

1.3 Termination of Prior Agreements. Upon the Effective Date of this Agreement, the Prior Agreements (including any licenses granted therein) shall immediately terminate, except that any statements of work or letters of agreement previously executed pursuant to a Prior Agreement (collectively, the “Outstanding SOWs”) but not yet completed or otherwise terminated, or under which any amount is owing by a Customer to CSG shall become Statements of Work (as defined in Section 3.6 below) and shall be completed in accordance with the terms of such Statements of Work. Any unbilled fees under the Outstanding SOWs shall be invoiced by CSG, and shall be paid by Customer in accordance with the terms of the Outstanding SOWs (if and to the extent such terms conflict with the terms of this Agreement). A list of all Outstanding SOWs are set forth on Schedule A attached hereto. In addition, any trial licenses for CSG Products shall remain in effect subject to the terms and conditions set forth in the applicable Prior Agreements and shall terminate in accordance with such Prior Agreements. Subject to the foregoing, upon the Effective Date, the terms and conditions related to CSG’s offering of its Products and Services to Customers and all licenses granted in connection therewith, and the treatment of either Party’s Confidential Information shall be governed by this Agreement.

1.4 Reserved.

1.5 Basic Products and Services. During the term of this Agreement and on the terms and conditions described herein, CSG will make available to every Participating Affiliate the basic products identified in Schedule B attached hereto (“Basic Products”) and the basic services identified in Schedule C attached hereto (“Basic Services”) for the fees set forth in Schedule F or, where applicable, in the Affiliate Addenda. The Subscribers (as defined in Section 2.2 below) of all Customers shall be aggregated for purposes of determining the applicable fee rate pursuant to Schedule F (where any such fees fluctuate based on volume); but once such rate(s) have been determined, CSG shall invoice each Participating Affiliate separately for the fees relating solely to the Subscribers of such Participating Affiliate. However, any difference between the aggregate fees actually paid by all Participating Affiliates and any minimum fees based on the aggregate number of monthly Connected Subscribers (as defined in Section 3.1(a)) required under Schedule F shall be billed by CSG to TWC, in accordance with and as more particularly described in Schedule F. A Participating Affiliate may request CSG to provide other products and services in addition to the Basic Products and Basic Services, including, but not limited to, any described in Schedules B and C (“Additional Products and/or Additional Services”) to such Participating Affiliate at the prices set forth in Schedule F or, where applicable, in the Affiliate Addenda. Such Additional Products and Services requested by a Participating Affiliate shall be set forth in the applicable Affiliate Addendum. If any such Additional Product or Service is requested by a Participating Affiliate after the execution of its original Affiliate Addendum, then such Participating Affiliate shall execute a supplement to its Affiliate Addendum setting forth any such Additional Products or Additional Services and agreeing to be bound by the terms and conditions of this Agreement and any additional Schedule(s) pertaining to such Additional Products and/or Services. For purposes of this Agreement, (a) the term “Products” shall include “Additional Products” identified in an Affiliate Addendum; and (b) the term “Services” shall include “Additional Services” identified in an Affiliate Addendum. Notwithstanding any other provision of this Agreement, for the fees set forth on Schedule F hereto, each Customer may use the Products and Services in connection with their provision of video or high speed data or other entertainment, information, programming, applications, data or other services, equipment or products provided to their Subscribers, excluding services requiring the use of any Product or Service not then licensed or purchased (as applicable) by such Customer. The foregoing may be subject to additional fees to the extent CSG is required to modify its Products or Services to enable Customers to use them in connection with certain services, equipment or products provided to their Subscribers.

ARTICLE 2

PRODUCT LICENSES

2.1 Products. Pursuant to the terms and conditions of this Agreement, for the fees set forth in Schedule F, CSG agrees to license to each Customer the Products set forth in Schedule B, limited to the number of Workstations identified on the applicable Affiliate Addendum (except with respect to the Expanded License Software), and exclusively for use in the United States with the Basic

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Services at the system sites set forth in the applicable Affiliate Addendum (“System Sites”). In addition, CSG agrees to license the Products identified in Schedule M for use by TWC subject to the terms and conditions set forth in Schedule M. “Products” includes (i) the machine-readable object code version of the software (the “Software”), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the “Documentation”), (iii) any applicable Updates (as defined in Section 4.1), and (iv) any copy of the Software, Documentation or Updates.

2.2 License. Except for the Products identified in Section 2.3 below, upon delivery of the applicable medium (or media) containing the Products to a Customer, CSG grants to such Customer a non-exclusive, nontransferable (except as otherwise permitted under Section 12.7 of this Agreement), and perpetual license to use the Products: (a) exclusively at the System Sites or, in the case of TWC, at the locations identified in Schedule M, and (b) in object code form only, and only for such Customer’s own internal purposes and business operations for providing accounting, billing, and customer care services to its residential and commercial subscribers (collectively, “Subscribers”) receiving video or high speed data or other entertainment, information, programming, applications, data, or other services, equipment or products from such Customer or services related thereto, excluding services requiring the use of any Product or Service not then licensed or purchased (as applicable) by such Customer. The foregoing may be subject to additional fees to the extent CSG is required to modify its Products or Services to enable Customers to use them in connection with certain services, equipment or products provided to their Subscribers. The license granted to the Customers in this Section 2.2 is expressly limited to the number of Workstations, servers or users (as the case may be) identified on the applicable Affiliate Addendum, or in the case of TWC, identified in Schedule M. A “Workstation” is a computer on which the Products are installed. To use a license, every machine running a Product must have a licensed copy. Each Customer may use a Product on the number of Workstations set forth in its Affiliate Addendum, or in the case of TWC, in Schedule M, provided that such Customer has obtained sufficient licenses for each Workstation. If a Customer plans to install a Product on additional Workstations, it must notify CSG of its plans to install on such additional Workstations and, prior to such installation, such Customer shall have a license to run such Product on such additional Workstations. If a Customer does not obtain the necessary licenses prior to installation of a Product on additional Workstations, it shall be obligated to remove the Product from all but the number of Workstations it has obtained licenses for. CSG shall invoice each Customer for any the fees set forth in Schedule F for the Products granted herein in this Agreement after delivery of the medium (or media) containing the Products. Notwithstanding the foregoing, in the case of Customers’ license of CSG Vantage®, each Customer’s right to use Vantage is limited to the number of Workstations licensed by such Customer rather than number of Workstations listed on the applicable Affiliate Addendum or, in the case of TWC, identified in Schedule M. Nothing in this Agreement will entitle Customer to receive the source code of the Software or Updates, in whole or in part, except as set forth in Section 12.12.

2.3 Expanded Software License.

(a)	The license established by this Section 2.3 shall apply only to ACSR® and ACSR® module of HSD and all Updates thereof (collectively, the “Expanded License Software”);

(b)	For the fees set forth in Schedule F, CSG hereby grants to each Customer, during the term of this Agreement, a non-exclusive, royalty-free license to use the Expanded License Software (the “Expanded License”), subject to the terms and conditions set forth in this Section 2.3;

(c)	CSG shall promptly deliver to each Customer an electronic copy of each and every Update of the Expanded License Software;

(d)	Each Customer may use the Expanded License Software in object code form only on Workstations that are owned or leased by such Customer at such Customer’s System Sites in the United States, in the Designated Environment for each Product as specified in Section 2.4, and only for such Customer’s own internal business purposes in connection with the CCS Services;

(e)	Upon execution of this Agreement, each Customer may make an unlimited number of copies of the applicable Expanded License Software for its use under this Expanded License; provided, however, that such Customer shall reproduce all confidentiality and proprietary notices on all such copies;

(f)	This Expanded License is not transferable, in whole or in part, except as permitted under Section 12.7 of this Agreement;

(g)	In addition to the restrictions set forth in Section 2.5 below, Customers will not use, or permit any other person to use, the Expanded License Software in a service bureau capacity (e.g., whereby two or more unrelated parties are capable of deriving the benefit of the software from a common or shared computer facility); and

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(h)	The Expanded License Software granted under this Section 2.3(a) is exclusive of any third party software that may be required to operate the software or required in the Designated Environment, for which each Customer agrees to be solely responsible for procuring.

(i)	For purposes of this Section 2.3, “Customer” shall not include TWC.

2.4 Designated Environment. “Designated Environment” means the then-current combination of other computer programs and hardware equipment specified for use with the Products as identified by CSG on Schedule D, as such Schedule D may be updated by CSG from time to time in its reasonable discretion; provided, however, that each Customer will receive six (6) months prior written notice for any changes to the hardware and/or software that each Customer or a Subscriber is required to maintain in order to use or access any of the Products or Services, except for changes in (a) the operating system, or (b) in CSG’s Products or Services which are solely under CSG’s control, in which case CSG shall give Customers no less than nine (9) months prior notice. Notwithstanding the above, CSG shall have no obligation to give prior notice to Customers of changes to the Designated Environment that do not require Customers or their Subscribers to upgrade its computer programs or hardware equipment unless such changes would necessitate training of Customers’ customer service representatives, in which case at least 90 day’s notice shall be given to Customers. Subject to the foregoing sentences, each Customer may use the Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time in accordance with this Section 2.4. If a Customer fails to do so or otherwise uses the Products outside the Designated Environment, CSG will have no obligation to continue maintaining and supporting the Products. Upon request by a Customer, CSG shall certify (at such Customer’s expense) that such Customer is in compliance with the Designated Environment and upon inspection, shall notify Customer of any non-compliance prior to the commencement of CSG’s obligations under this Agreement, including its obligations to maintain and support the Products. Any other use or transfer of the Products outside of the Designated Environment will require CSG’s prior approval not to be unreasonably withheld, which may be subject to additional charges. CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modification to the Products not authorized by CSG or any use of the Products in connection with software or hardware not included in a Designated Environment.

2.5 Restrictions. Each Customer agrees that it shall not: (i) reverse engineer, decompile or disassemble any Product; (ii) sell, lease, license or sublicense any Product; (iii) publish (other than internally for use by TWC and the Affiliates) any results of benchmark tests on the Product; (iv) create, write or develop any derivative software or any other software program based on the Product; (v) use the Products to provide any service to or on behalf of any third parties in a service bureau capacity; (vi) permit any other person to use the Products, whether on a time-sharing, remote job entry or other multiple user arrangement; and (vii) install the Software, Update or Deliverable (as defined in Sections 4.1 and 3.6) licensed on a per Workstation basis on a network or other multi-user computer system unless CSG specifically authorizes it in writing. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Software Documentation clause at DFARS 227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c).

2.6 Third Party Software. Each Customer acknowledges that certain commercially available third party software and documentation may be procured by such Customer through CSG and that, in such case, such Customer’s rights and obligations with respect thereto are subject to the license terms that might accompany such third party products. The fees, if any, for such third party products that may be procured through CSG are set forth in Schedule F. Customer shall execute any additional documents that such vendors may require enabling CSG to deliver the third party products that a Customer elects to procure through CSG. To the extent third party products are procured through CSG, and provided CSG has the necessary rights, CSG shall pass through all warranties and indemnities provided by any licensor of any such third party products. Customer may be required to procure other third party software in the Designated Environments for the Products licensed by such Customer from someone other than CSG and such Customer shall be responsible for any and all fees related thereto. CSG makes no warranty and provides no indemnity with respect to such third party products procured through CSG. Notwithstanding the above, any third party software embedded in the Products shall be considered “Products” for purposes of this Agreement (“Embedded Third Party Software”). Third party software that does not constitute Embedded Third Party Software shall not be considered “Products” for purposes of this Agreement. Customers shall not be obligated to procure any third party products (other than the Embedded Third Party Software) through CSG and may, instead, choose to procure such third party products separately.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.7 Third Party Licenses. CSG may provide Customers with Products, third party software and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (“Third Party Licenses”). Each Customer acknowledges that such Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, any third party software and Services, as provided by CSG in the video and high speed data industry. Any modification of or addition to the Products, third party software or Services or combination with other software, hardware or services that is not made or provided by CSG, is not licensed under this Agreement, expressly or impliedly, and may subject such Customer and any third party supplier or service provider to an infringement claim. Neither Customers nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not provided by CSG or (ii) any product or service provided by Customers other than through the authorized use of the Products, third party software or Services as provided by CSG.

2.8 Copies. Except as expressly permitted in Section 2.3 above, each Customer may make only one back-up archival copy of the Products and Updates (as defined in Section 4.1 below). Each Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies.

2.9 Ownership. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the Deliverables (except as and to the extent otherwise specified in the applicable Statement of Work ), any Embedded Third Party Software, or copies thereof (collectively the “Software Products”) are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customers will not take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquires any right in the Software Products, except the limited use rights specified herein. CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof, except as and to the extent otherwise specified in the applicable Statement of Work. Customers will obtain, at CSG’s request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG’s or its licensor’s name.

ARTICLE 3

SERVICES

3.1 CCS Services.

(a)	Connected Subscribers. Each Customer will purchase from CSG the Basic Services for all of Customer’s Connected Subscribers. For purposes of this Agreement, “Connected Subscribers” shall mean, for each Customer, the total number of Subscribers connected for service on CSG’s subscriber master file reflected on the ledger activity report on the last processing day of a processing month for such Customer. The Basic Services will provide each Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the Documentation (as defined in Section 2.1 above). Each Customer’s personnel shall enter all payments and non-monetary changes on terminal(s) located at such Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format. CSG and each Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification. Except where a Customer has provided reasonable advance notice to CSG and CSG has provided consent, which shall not be unreasonably withheld, of a planned Macro or Screen Scraping (as defined below), Customers acknowledge and agree that transactions executed Monday through Friday, between the hours of **:** *.* (***) *** *:** *.*. (***) which are the result of: (i) computer generated on-line transactions which allow Customer(s) to select numerous transactions with a single command (“Macros”); or (ii) selecting multiple fields from CSG’s online screens and populating an application or database on Customer’s end (“Screen Scraping”), will be subject to a reduction to an acceptable level by CSG if a threshold of *** **-**** transactions within a ******* (**) ****** period is reached but such transactions shall not be terminated. For clarification purposes, the “reduction” in transactions described in the preceding sentence shall mean a reduction in the number of transaction completed within a ******* (**) ****** period.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)	Implementation/Conversion Services and Fees. CSG shall provide installation, implementation and conversion services as described on Schedule G in connection with a Customer’s conversion of each System Site and for those added, upon a Customer’s request, to CSG’s data processing system subsequent to the execution of this Agreement (the “Implementation/Conversion Services”). Notwithstanding any other provision of this Agreement, a Customer may add System Sites to its Affiliate Addendum upon request and CSG and such Customer shall sign a supplement to the applicable Affiliate Addendum reflecting each such addition. Customer shall pay CSG the fees set forth in Schedule F or the applicable SOW for the Implementation/Conversion Services.

(c)	Deconversion Services and Fees. If a Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site or desires to deconvert any System Site (the “Disposed Site(s)”), such Customer agrees to pay CSG the per set deconversion tape fee and the online access fees for processing and deconverting subscribers, as set forth in Schedule F, which amounts shall be due and payable ****** (**) **** prior to the intended deconversion of any such Disposed Site(s) from the CCS Services. For purposes of clarification, notwithstanding any other provision of this Agreement: (i) the online access fees associated with any deconversion shall apply only upon a Customer’s request and after delivery of the final deconversion tapes by CSG to the applicable Customer; (ii) such online access fees shall be assessed in lieu of any monthly Connected Subscriber charge; and (iii) such fees shall not exceed the amount of the monthly Connected Subscriber charge and any applicable On Line Storage Allowances and Overage Charges set forth in Schedule F that would have applied absent such deconversion. CSG shall be under no obligation or liability to provide any deconversion tapes or records to such Customer until all undisputed amounts owing by such Customer under this Agreement shall have been paid in full.

3.2 Print and Mail Services. CSG will provide to Customers, and Customers may purchase from CSG, services for the printing and mailing of monthly statements to Customer’s Subscribers (the “Print and Mail Services”).

(a)	Postage. CSG shall purchase the postage required to mail statements to each Customer’s Subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of such Customer. Each Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F. Upon a Customer’s request, CSG will provide a postage report to such Customer, which details the breakdown of postage expenses for the month, which report shall be submitted with the monthly invoices

(b)	Per Cycle Minimum. For each month that this Agreement is in effect, each Customer receiving CSG’s Print and Mail Services must maintain per each billing cycle a minimum of ***** ******** (****) *********** ********* ********** **********; ********, *******, **** **** ******** ***** *** ***** ***** *** ****** *** *** ******* ** **** **** ******** ** ************ ** *** ********* ** *********** ** ******* ** ***** **** ********** ************** *** ***’* ***** **** ******* ******** ** ********** **** ******* ********. Should individual billing cycles of a Customer fall below the minimum, CSG will charge such Customer the applicable set up fees defined in Schedule F attached hereto. *** ************* ********, *** *** ******* ***** ******* *** * ******** ***** *** ******** ***, *********, *** ***** *** ****** * ******** *** ********** *** ** *** ***** ***** **** ******** ***** *** * ******* ***** ** ***** ** ** ******* **** ***** ******** (****) *********** ********* ********** ********** *** ************ ***** ***** **** *******. *******, **** ******* ** *** ****** ***** ***** ** ** ********* ******* ***** *** ********* ****, *** ***** ***** **** *** ****** **** ** **** (*) ****** *** ***** ***** * ******** *** *** ******* *** ******* ** ***** ******** (****) *********** ********* ********** **********. **** ******** *** ******* *** *******, **** ******** **** **** * ******* ** **** (*) ****** *** ***** *** ** **** **** ******-***** (**) ****** *** *****.

(c)

Deposit. At least ****** (*) **** prior to CSG’s commencement of the Print and Mail Services, each Customer shall pay CSG a security deposit (the “Deposit”) for the payment of the expenses described in subparagraphs (a) of this Section 3.2 (the “Disbursements”). The Deposit will equal the estimated amount of Disbursements for ***** **** (**) days as reasonably determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If a Customer incurs Disbursements greater than the Deposit for any month, CSG shall invoice such Customer for the increase in the Deposit in Customer’s next invoice. Upon written request from a Customer, CSG will return to such Customer a portion of the Deposit if

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the Disbursements incurred by such Customer on a monthly basis are less than the Deposit for ***** (*) *********** ******. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any undisputed invoice from CSG, which remains unpaid during the term of this Agreement beyond the applicable cure period set forth in Section 6.1, and such Customer agrees to replenish any such Deposit amount as set forth above. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Agreement or a Customer’s Affiliate Addendum will be returned to such Customer by CSG within ****** (**) **** of such termination or expiration. Customers shall not be entitled to receive interest on their respective Deposits while they are maintained by CSG.

3.3 Enhanced Print and Mail Services. CSG shall develop a customized billing statement (the “ESP Statement”) for each Customer’s Subscribers utilizing CSG’s enhanced statement presentation (“ESP”) services. The ESP Statements may include CSG’s or such Customer’s Intellectual Property (as defined in Section 3.10) as directed by such Customer in its sole discretion.

(a)	Development and Production of ESP Statements. CSG will perform the design, development and programming services related to design and use of the ESP Statements (the “Work”) for each Customer, which will contain such Customer’s and CSG’s Intellectual Property and include the Development Fee (as defined in Schedule F) to be paid by such Customer. CSG will create the work product deliverables (the “Work Product”) set forth in a separately executed and mutually agreed upon ESP Work Order (the “Work Order”) or Statement of Work between CSG and such Customer. Except with respect to such Customer’s Intellectual Property, each Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Such Customer shall have no proprietary interest in the Work Product or in CSG’s billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce ESP Statements for such Customer.

(b)	Supplies. CSG will provide the following supplies for the ESP Statements: ****** ********* ***** (*” * **”, ****., ***** (*) ***** *** ******* ****), ****** ******* ******** (****., ***** (*) ***** *** *******) *** ******* ********** ******** (*** “********”). CSG shall purchase each Customer’s requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge each Customer the rates set forth in Schedule F for purchase of Supplies.

(c)	Right of Customer’s Intellectual Property. Each Customer provides to CSG a non-exclusive right to use all of such Customer’s Intellectual Property that is designated by such Customer as necessary to design, produce and mail the ESP Statements, directly or indirectly. Each Customer represents and warrants that it owns or has licensed all of such Customer’s Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG’s use of such Customer’s Intellectual Property on ESP Statements will not constitute a misuse or infringement of such Customer’s Intellectual Property or an infringement of the rights of any third party. Such Customer will immediately advise CSG of the loss of such Customer’s right to use any of such Customer’s Intellectual Property, of all copyright and other notices that must be used in connection with such Customer’s Intellectual Property, and of any restrictions on use of such Customer’s Intellectual Property relevant to CSG’s activities hereunder.

3.4 Financial Services. For the fees set forth in Schedule F, each Customer shall receive the following Financial Services: Recurring PayBill Advantage, One-Time PayBill Advantage, Recurring Credit Card Authorization Services, One-Time Credit Card Authorization Services, Card Account Update Service (Visa/Acxiom) in accordance with the terms and conditions set forth in the attached Exhibits C-1, C-2, and C-3.

(a)

Compliance with Laws. Except where such compliance obligation is CSG’s responsibility under this Agreement as otherwise expressly provided in this Agreement, each Customer will comply in all material respects with all federal, state and local laws and regulations applicable to Customer pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services, provided by CSG under this Agreement. In the event of evidence of fraudulent activity by any Customer, upon a reasonable investigation and notice to such Customer pursuant to the applicable notice provisions in this Agreement and the Affiliate Addenda with a

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copy to TWC at the address set forth in Section 12.9, CSG may discontinue all Financial Services with respect to such Customer(s) if such Customer(s) fail to cease the fraudulent activity within forty eight hours of receipt of notice but shall resume the provision of all Financial Services with respect to such Customer(s) as soon as any fraudulent activity has ceased.

(b)	Records. CSG shall maintain records of the transactions it performs under this Agreement, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided hereunder that are beyond CSG’s reasonable control.

3.5 Care Express. With respect to each Customer that desires to utilize CSG’s web-based software application that will allow it to perform a variety of customer care and electronic bill payment and presentment functions via the Internet as described in Exhibit C-4 (the “Care Express Services”), the Care Express Services shall be provided in accordance with the terms and conditions set forth in Exhibit C-4 for the fees set forth in Schedule F.

(a)	Ownership of the Care Express Services. Except with respect to Customer Intellectual Property (as defined in Section 3.10) and subject to Section 3.6(d) below, all patents, copyrights, trade secrets and other proprietary rights in or to any work product developed for a Customer as part of the Care Express Services shall be CSG’s sole and exclusive property, whether or not specifically recognized or perfected under applicable law. Except with respect to Customer Intellectual Property, such Customer shall not have or acquire any proprietary interest in such work product, including the actual format or layout created for such Customer, or in CSG’s billing and management information software and technology and agrees that such work product is not work specially ordered and commissioned for use as a contribution to a collective work and is not work made for hire pursuant to U.S. Copyright Law. For purposes of this paragraph 3.5(a), the definition of a site’s “look and feel” (e.g., default typeface, size and color for headings and body test, spacing and margins, screen flow, placement of buttons, graphics, use of trademarks and any boilerplate content to be included on certain pages) provided by Customer(s) to CSG shall be considered Customer Intellectual Property. Notwithstanding the above, the business logic, interface capabilities and development code related to the Care Express Services shall be the sole and exclusive property of CSG.

(b)	Customer’s Intellectual Property Representations. CSG may use all of a Customer’s Intellectual Property designated in the Statement of Work (as defined in Section 3.6) between CSG and such Customer as necessary to design, produce and operate the Care Express Services and perform CSG’s other rights and obligations hereunder. Each Customer represents and warrants that it owns or has licensed all of Customer’s Intellectual Property, and that CSG’s use of such Customer’s Intellectual Property on the Care Express Services pages will not constitute a misuse or infringement of such Customer’s Intellectual Property, or the rights of any third party. Each Customer will immediately advise CSG of the loss of such Customer’s right to use Customer’s Intellectual Property. Each Customer will immediately advise CSG of all copyright and other notices that must be used in connection with such Customer’s Intellectual Property and of any restrictions on the use of such Customer’s Intellectual Property relevant to CSG.

3.6 Technical Services. During the term of this Agreement, CSG shall provide certain consulting, development and/or integration services (“Technical Services”) required by and described in a statement of work (“Statement of Work”), which CSG and a Customer may mutually agree to in writing from time to time and which shall be substantially similar in form to Schedule E. Such Customer will pay CSG any fee(s) set forth in a Statement of Work, as well as any Reimbursable Expenses (as defined in Section 5.1) incurred in connection with the Technical Services performed by CSG if required by such Statement of Work, in accordance with the terms and conditions of this Agreement unless otherwise set forth in such Statement of Work. CSG and Customer acknowledge that all Statements of Work shall form an integral part of this Agreement. Without limiting the foregoing, the parties agree to negotiate in good faith a mutually agreeable Statement of Work for any Technical Services requested by a Customer which relate to (i) the building of any interface between the Products and the systems used by CSG to provide the Services and any other system or product designated by a Customer, and (ii) the development of any modifications to the Products or the systems used to provide the Services requested by a Customer for the purpose of facilitating such Customer’s compliance with the federal, state or local laws, rules or regulations to which it is subject.

(a)	Location and Access. CSG may perform the Technical Services at the applicable Customer’s premises, CSG’s premises or such other premises that such Customer and CSG may deem appropriate. Such Customer will permit CSG to have reasonable access to such Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services and Implementation/Conversion Services at such Customer’s premises.

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(b)	Change Order. A Statement of Work may be amended from time to time upon agreement of CSG and the applicable Customer and execution of a modification to the Statement of Work (“Change Order”). Requests for a Change Order shall be made in writing to the other party. If CSG rejects a request from a Customer for a Change Order, such Customer shall have the option to cancel such Statement of Work without charge or penalty by written notice to CSG; provided such Customer pays all amounts due as of the date of such termination (including Reimbursable Expenses). If such Customer does not elect to cancel such Statement of Work, then CSG shall proceed to fulfill its obligations under the Statement of Work.

(c)	Privacy Obligations. CSG and Customers acknowledge that in order for CSG to provide Customers with Services, it will be necessary for Customers to disclose to CSG certain personal information of Customers’ Subscribers (“Subscriber Personal Information”). Each Customer agrees that at all times during the term of this Agreement it will comply with its obligations, if any, under all applicable privacy laws in relation to its collection, use, and disclosure of Subscriber Personal Information to CSG solely for the purpose of enabling CSG to perform its obligations under this Agreement, and where required by law, such Customer will obtain the appropriate consents from its Subscribers prior to such collection, use, and disclosure to CSG. If any action is instituted against CSG directly or indirectly resulting from Customer’s breach of any of obligations under this Sections 3.6(c), Customer(s) shall indemnify, defend (including without limitation by making any interim payment necessary for appeal) and hold CSG and its Related Parties (as defined in Section 7.1) harmless, at Customer(s)’ expense, and pay the damages and costs finally awarded against CSG or its Related Parties in the action or any settlement amount approved by Customer(s), but only if CSG complies with the indemnification procedures set forth in Section 7.4 below. CSG agrees that it shall: (i) only use Subscriber Personal Information to fulfill its obligations under this Agreement and (ii) treat all Subscriber Personal Information as Confidential Information.

(d)	Intellectual Property. All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for a Customer, including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services (“Deliverables”), are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. CSG and such Customer will execute any instruments that may be appropriate or necessary to give full legal effect to the rights granted under this Section 3.6(d) or the rights granted under the applicable Statement of Work.

(e)	Delivery of Items. Upon the expiration or termination of this Agreement or an Affiliate Addendum between CSG and a Customer for any reason, such Customer will promptly pay CSG the non-disputed fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, following which CSG and such Customer (upon request by the other party) will deliver to the other party all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that either party disclosed to the other in performance of the Technical Services.

(f)	Customer Information. Any original documents, data and files, including without limitation all data relating to a Customer’s Subscribers, provided to CSG hereunder by or on behalf of a Customer (“Customer Data”) are and shall remain such Customer’s sole and exclusive property, and upon expiration or termination of this Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to such Customer by CSG, subject to the payment of CSG’s applicable deconversion fees required under Section 3.1(c) as well as any applicable charges for postage or formatting (where Customer has requested CSG to provide the data in a format different than the format in which the Customer Data was originally provided to CSG) and all unpaid undisputed charges for Products, Services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customers under this Agreement. Data to be returned to each Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of ****** (**) **** immediately prior to expiration or termination), House Master File, and any other related data or files held by CSG on behalf of such Customer.

(g)

Consulting Hours. CSG shall make available to TWC or such other Customers designated by TWC, for each of the calendar years during the Term beginning on January 1, 2003, ***** ******** (*,***) ***** of Technical Services at no additional charge in connection with certain consulting, development and/or integration services for Customers (“Consulting Hours”), such hours may not be used for any development specifically relating to CSG’s core CCS System. Such hours exclude reasonable travel and travel-related expenses, which shall be charged separately to TWC or such other Customers designated by TWC.

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All such Technical Services, described in this paragraph, shall be set forth in a mutually agreeable Statement of Work executed by CSG and TWC or the applicable other Customer. If Customers do not use all of the Consulting Hours allocated to a certain calendar year, Customers shall receive no credit or other consideration for such unused hours.

(h)	Flexible Month End Close Enhancement. CSG agrees to deliver, at no additional charge, the enhancement to CSG’s CCS system to accommodate flexible financial month end close dates (“Flexible Month End Close Enhancement”) to each Customer. The Flexible Month End Close Enhancement shall be delivered to each Customer by May 30, 2003. CSG agrees to provide the Flexible Month End Close Enhancement to each Customer without additional development or license fees.

(i)	Common Billing Interface. CSG shall support the CBI to enable Customers to interface between their Provisioning and Service Management Platform and the Subscriber Management Systems (SMS) in Customers’ customer care and billing environment. CSG shall use commercially reasonable efforts to (a) further develop the CBI as requested by TWC (for example to extend the CBI to HSD or other services offered by Customers to their Subscribers) and (b) make any future modifications necessary for the CBI to adjust to changes in Customers’ customer care and billing environment (for example, to adjust to TWC’s Interactive Services Architecture specifications). Without limiting the foregoing obligations, such modifications shall be performed pursuant to a mutually agreeable SOW.

3.7 Facilities Management Services. For the fees set forth in Schedule F, CSG shall provide the CSG Workforce Management facilities management services set forth in Schedule J which are subject to change at CSG’s reasonable discretion from time to time.

3.8 Performance Standards. While this Agreement is in effect, CSG shall comply with the performance standards (and any remedies associated therewith) as set forth in Schedule K.

3.9 Reliance of Information. In providing any Services, including any Technical Services, CSG shall be entitled, in good faith, to rely upon and act in accordance with any instructions, guidelines, data or information provided to CSG by a Customer, which are given by such persons as have actual or apparent authority to provide such instructions, guidelines or information, and shall incur no liability in doing so except as provided in the following sentences of this Section. Notwithstanding the above, CSG shall notify such Customer and TWC promptly in the event CSG reasonably believes that its reliance on any instructions, guidelines, data or information provided to CSG by such Customer will result in a potential infringement of a third party’s rights or a potential violation of a Legal Requirement (as defined in Exhibit C-4). In the event the Vice President of Operations Support Systems for TWC or a superior officer of TWC (not a Participating Affiliate) responds to such notice by subsequently requesting that CSG comply with such Customer initiated instruction or guideline, CSG shall incur no liability in doing so but otherwise CSG shall not be relieved of liability therefor. If any action is instituted against CSG directly or indirectly resulting from such Customer’s breach of any of obligations under this Sections 3.9, such Customer shall indemnify, defend (including without limitation by making any interim payment necessary for appeal) and hold CSG and its Related Parties (as defined in Section 7.1) harmless, at such Customer’s expense, and pay the damages and costs finally awarded against CSG or its Related Parties in the action or any settlement amount approved by such Customer, but only if CSG complies with the procedures set forth in Section 7.4 of this Agreement.

3.10 Intellectual Property. “Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by such Customer that CSG may use in connection with performing its obligations pursuant to this Agreement. “CSG’s Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by CSG and maintained in CSG’s public library that may be used in connection with designing, producing and mailing ESP Statements.

3.11 Data Transmission. Each Customer shall electronically transmit all data to CSG in a format approved by CSG and shall, at such Customer’s expense, obtain all software and equipment necessary for the transmission of data to CSG. Each Customer shall be responsible for retransmission of data if any errors occur during transmission. All data transmissions between CSG and each Customer or any third party containing Customer Data shall be made via a secure dedicated data transmission line or by such other method as may be mutually agreed upon by CSG and TWC. At any time during the term of this Agreement, Customer may procure, at Customer’s sole expense, its own direct connection into the CSG facility from a third party vendor approved by CSG, such

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approval not to be unreasonably withheld. Such direct connection shall be provided pursuant to a mutually agreeable SOW and Customer shall pay CSG for such services at ***’* ****** **** **** * ****** ******* (**%) ****** unless otherwise set forth in the SOW. Upon a Customer’s request and at Customer’s expense, CSG shall provide reasonably detailed backup documentation demonstrating such direct costs no more than once in each twelve (12) month period.

ARTICLE 4

MAINTENANCE AND SUPPORT

4.1 Support Services. Subject to payment by each Customer of the Support Services fees set forth in Schedule F (if any) or in an SOW, following expiration of the Warranty Period (as defined in Section 8.1) and continuing through the term of this Agreement as set forth in Section 1.2, CSG will provide each Customer its standard support and maintenance of the then-current version of each licensed Product (excluding any customization) and each Deliverable for which a Customer has elected to receive support and maintenance, in each case, as described on Schedule H (“Support Services”). Included in the Support Services is support of the then-current version of the licensed Products via CSG’s Product Support Center, Account Management, publication updates, and the fixes, updates, upgrades or new versions of the Products or Documentation that CSG may make generally available as part of its maintenance and support packages (the “Updates”). For the avoidance of doubt, the requirement that each licensed Product be at the then-current version refers only to those versions of the licensed Products distributed in the form of Updates provided to Customers at no additional charge under this Agreement. Customers shall not be obligated to install any update (i) for which a separate charge is made, or (ii) for which CSG has not provided adequate notice for a Designated Environment change in accordance with Section 2.4.

4.2 Exclusions. If a Customer is not utilizing the Products in the applicable Designated Environment or such Customer has added third party applications, then except as set forth in Section 4.5, such Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates where such incompatability was caused by the use of such third party application. Custom software modifications are not included in Support Services as Updates, but are covered as Technical Services under Section 3.5. The Support Services do not include (i) customization to any Product, or (ii) maintenance and support of any customization (unless a Customer has elected to receive support and maintenance services therefor and CSG and such Customer have agreed on the pricing for such support and maintenance services) or any other third party software (except for Embedded Third Party Software). The maintenance and support for third party products (other than Embedded Third Party Software) is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customers must look solely to the licensor.

4.3 Limitations. Updates to any Software or Service do not include any upgrade or new version of the Software or Services that CSG decides, in its sole discretion, to make generally available as a separately priced item. CSG will not be required to (i) develop and release Updates, (ii) customize Updates to satisfy a Customer’s particular requests, or (iii) obtain updates or enhancements to any third party product. If an Update replaces a prior version of the CSG Software, each Customer will destroy such prior version and all archival copies upon installing the Update.

4.4 Training. CSG shall provide initial training and education services to each Customer with respect to the operation of the Products and Services for the fees set forth in Schedule F. CSG may provide additional training and education Services to a Customer upon request from time to time at an additional cost as identified in Schedule F or as agreed upon in a Statement of Work.

4.5 Interfaces. CSG agrees that each new version or Update of the Products, and each modification, enhancement, or upgrade of the systems used by CSG or its subcontractors to provide the Services (collectively, “CSG Systems”), shall maintain compatibility and interoperability with all interfaces that CSG has created or developed, as of the Effective Date, between the Products and/or any CSG System and any other software, system or product of a third party used by a Customer (“Third Party Systems”), including without limitation all interfaces listed on Schedule F or any Affiliate Addendum. CSG further agrees that each new version or Update of the Products, and each modification, enhancement, or upgrade of the CSG Systems shall maintain compatibility and interoperability with all interfaces that CSG has created or developed after the Effective Date unless otherwise agreed in writing in the applicable SOW. For purposes of clarification, where subsequent to the development by CSG of any such interface, an incompatibility issue is caused by a change in a Third Party System, rather than a change in a Product or a CSG System, CSG shall not be responsible for such incompatibility.

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ARTICLE 5

PAYMENT TERMS

5.1 Fees and Expenses. CSG will provide the Products and Services for the fees set forth in Schedule F or the applicable Statement of Work. Each Customer shall also reimburse CSG for reasonable out-of-pocket expenses (“Reimbursable Expenses”), including travel and travel-related expenses, which are incurred by CSG in connection with CSG’s performance hereunder, if so provided on Schedule F or in a Statement of Work executed by CSG and such Customer.

5.2 Invoices and Payment. Each Customer shall pay all undisputed amounts due by such Customer hereunder within ***** **** (**) **** after the date of such invoice. Any undisputed amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of *** ******* (*%) *** ***** or the maximum rate allowed by applicable law. Each Customer shall pay all amounts due in United States currency. For an invoice (including parts of an invoice) to be considered “disputed”: (a) a Customer will notify CSG in writing (including by email) within ****** (**) of receipt of invoice to the attention of a senior member of the CSG’s Time Warner Strategic Business Unit (with a copy to CSG’s billing department) and (b) such dispute must be in good faith. The parties will cooperate in good faith to resolve any such payment disputes within *** (**) **** after CSG’s receipt of notice of the disputed amounts. If the dispute is not resolved during the *** (**) *** period, it will be elevated to a senior representative in CSG’s Finance Department and to such Customer’s Vice President of Finance. Such parties will use good faith efforts to resolve the dispute as quickly as possible. CSG will provide such Customer with a recap letter along with the monthly invoices listing any outstanding disputed amounts. Once the dispute is resolved, payment shall be made by the applicable Customer within *** (**) **** following such resolution.

5.3 Taxes. All amounts payable by a Customer to CSG under this Agreement do not include any applicable use, sales, property or other taxes that may be assessable in connection with this Agreement. Each Customer will pay any taxes in addition to the amount due and payable by it under this Agreement. If a Customer pays any such tax directly to the appropriate taxing authority, such Customer shall, upon CSG’s request, furnish CSG with the official receipt of such payment. However, no Customer shall be liable for any taxes based on CSG’s net income.

5.4 Adjustment to Fees. *** ***** *** ****** *** ** *** **** ********* ** **** ********* ***** ** *** ***** *********** **** ** *** ********* **** (** ******* ** ******* *.*). **********, **** ****** (**) **** ***** ******* ******, *** *** ******** **** **** ******** ** ** ****** ***** ** *** ******* ** *.* ******* (*.*%) ** *** ******* ******* (***%) ** *** ********** ******** ** *** ******** ***** *****, ***** *********, *** ****** ******** ****-** ****** ***, ****** *** ***** ******** **** ** ********* ** *** *.*. ********** ** ***** ** *** ********* *****. The fees for third party software (other than Embedded Third Party Software) procured through CSG are dependent upon agreements between CSG and the vendor, and CSG may increase the fees it charges to a Customer for such third party software at any time pursuant to variations in the fees charged by the applicable third party vendor; provided, however, that (a) CSG shall provide as much notice to Customers as it receives from such third party vendors of any such fee increase which notice shall not be less than ** ****’ notice of such increase, and (b) a Customer may negotiate directly with such third party vendor and may license such third party software directly from such third party vendors at such Customer’s option.

5.5 Shipment. CSG will use commercially reasonable efforts to make software available for electronic download by the Customer with the use of an access code provided by CSG. In the alternative, CSG will ship the Products (FOB shipping point), and any CSG-provided third party software from its distribution center located in the United States, subject to delays beyond CSG’s control. Each Customer’s license to the Products commences upon CSG’s delivery of the Products to the carrier for shipment to such Customer, in the case of shipment via CD or other media, or upon delivery of an email message with an access code to such Customer, in the case of electronic shipment. Upon timely notice by a Customer to CSG, CSG will promptly replace, at CSG’s expense, any Products that are lost or damaged while en route to such Customer.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.6 Equipment Purchase.

(a) Each Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (“Required Equipment”) that are necessary at such Customer’s place of business in order for such Customer to utilize the Services and the Products. Each Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At a Customer’s request and subject to the terms and conditions of a Statement of Work, CSG will consult with, assist and advise each Customer regarding such Customer’s discharge of its responsibilities with respect to the Required Equipment, and CSG may obtain for such Customer any Required Equipment on terms and conditions set forth in a separately executed purchase agreement. CSG will support TCP/IP as a network protocol. Specific configuration and engineering related details will be addressed on a case by case basis at the TWC division or site level.

(b) If necessary for a Customer to receive the Products and/or Services, CSG may provide or Customer may procure, at such Customer’s expense (including any additional charges set forth in Schedule F), a data communications line from CSG’s data processing center to each of such Customer’s System Sites, as appropriate. Each Customer shall pay all fees and charges in connection with the installation and use of the data communications line and any peripheral equipment related thereto in accordance with the fees set forth in Schedule F. At any time during the term of this Agreement, Customer may procure, at Customer’s sole expense, its own direct connection into the CSG facility from a third party vendor approved by CSG, such approval not to be unreasonably withheld. Such direct connection shall be provided pursuant to a mutually agreeable SOW and Customer shall pay CSG for such services ** ***’* ****** **** **** * ****** ******* (**%) ****** unless otherwise set forth in the SOW. Upon a Customer’s request and at Customer’s expense, CSG shall provide reasonably detailed backup documentation ************* **** ****** ***** ** **** **** **** ** **** ****** (**) ***** ******.

5.7 Acknowledgement. Customer acknowledges that (i) the fees set forth in Schedule F and other charges contemplated under this Agreement are based on the limited warranty, disclaimers and limitation of liability specified in Sections 2.4 and 2.6, and Articles 7, 8 and 9, and (ii) such charges would be substantially higher if any of these provisions were unenforceable.

ARTICLE 6

TERMINATION

6.1 Termination. This Agreement or any one or more of the Statement(s) of Work or attached Schedules may be terminated as follows:

(a) If TWC or its employees or consultants breach any material term or condition of this Agreement involving the license restrictions relating to a Product and fails to substantially cure such breach within *** (**) **** after receiving written notice specifying the breach, CSG may, at CSG’s option, terminate this Agreement only as it pertains to TWC’s license of such particular Product (and not with respect to any Affiliate Addendum). A termination of TWC’s license of a particular Product under this Section 6.1(a) shall in no way terminate or limit the rights of the Participating Affiliates under their respective Affiliate Addenda. Further, CSG may terminate this Agreement, either in its entirety or only as it pertains to a particular Product, Deliverable or Service, with respect to a Participating Affiliate if such Participating Affiliate or its employees or consultants breach any material term or condition of this Agreement involving the license restrictions relating to a Product and fails to substantially cure such breach within *** (**) **** after receiving written notice (with a copy to TWC pursuant to Section 12.9) specifying the breach.

(b) If, after ****** (**) **** of receiving written notice of breach thereof, TWC fails to pay when due any amounts owed hereunder (in accordance with Section 5.2), CSG may, at CSG’s option, terminate this Agreement in its entirety. In addition, if, after ****** (**) **** of receiving written notice of breach thereof, a Participating Affiliate fails to pay when due any amounts owed hereunder (in accordance with Section 5.2), CSG may terminate this Agreement only as it pertains to such Customer’s Affiliate Addenda.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c) If either TWC or CSG breaches any material term or condition of this Agreement, other than those identified in Subsections 6.1(a) and 6.1(b) above, and fails either to substantially cure such breach within ****** (**) **** after receiving written notice specifying the breach or, for those breaches which cannot reasonably be cured within ****** (**) ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the party not in breach may, by giving written notice to the breaching party, terminate this Agreement, in its entirety or as it pertains to a particular Product, Deliverable or Service(s), as of a date specified in such notice of termination.

(d) If TWC or CSG becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Agreement as of the date specified in such notice of termination.

(e) If a Participating Affiliate or CSG breaches any material term or condition of this Agreement as it relates to such Participating Affiliate (other than those identified in Section 6.1(a)) and fails either to substantially cure such breach within ****** (**) **** after receiving written notice from the other specifying the breach and such party’s intent to terminate the applicable Affiliate Addendum or a particular Product, Deliverable or Service if such breach is not substantially cured or, for those breaches which cannot reasonably be cured within ****** (**) ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the party not in breach may, by giving written notice to the breaching party, terminate this Agreement, in its entirety as it pertains to such Participating Affiliate or as it pertains to a particular Product, Deliverable or Service(s) provided to such Participating Affiliate hereunder, as of a date specified in such notice of termination; provided, however, that any such termination shall be only with respect to such Participating Affiliate’s Affiliate Addendum. If a terminated Service relates to a Participating Affiliate’s use of (1) the Care Express electronic bill presentment and payment Services, such Participating Affiliate may also terminate Consolidator Services, or (2) Consolidator Services, such Participating Affiliate may also terminate the Care Express electronic bill presentment and payment Services. If a Participating Affiliate terminates its Affiliate Addendum pursuant to this Section 6.1(e), then, with respect to any fees set forth in Schedule F based on a minimum number of monthly Connected Subscriber fees, such minimum number of monthly Connected Subscribers shall automatically be reduced by the number of such Participating Affiliate’s monthly Connected Subscribers at the time of such termination of its Affiliate Addendum (“Terminated Monthly Connected Subscribers”). In addition, with respect to all fees set forth in Schedule F which vary based on the number of monthly Connected Subscribers, the thresholds for each volume pricing tier shall be automatically reduced by the number of Terminated Monthly Connected Subscribers. Notwithstanding the foregoing, Customer(s) acknowledge that if there is a dispute as to whether there is a material breach by CSG as it relates to a Participating Affiliate, (a) such Participating Affiliate shall be required to pay for Termination Assistance Services at the rate of the fees payable for the Products and Services under Schedule F of this Agreement, and (b) neither the minimum number of monthly Connected Subscribers nor the volume pricing tier shall be reduced by the number of Terminated Monthly Connected Subscribers until the parties have reached a final resolution of the issue in accordance with Section 11. In the event the parties resolve, or it is determined pursuant to the dispute resolution procedures set forth in Section 11, that CSG has materially breached the Agreement and has failed to timely cure in accordance with this Section, CSG shall (i) retroactively reduce the minimum number of monthly Connected Subscribers and the volume pricing tier in accordance with the foregoing sentence as of the date of CSG received notice of breach from Customer(s), and (ii) within *** (**) **** of such resolution, refund to such Customer all fees paid by such Customer for Termination Assistance Services.

(f) A Participating Affiliate may terminate the Affiliate Addendum to which it is a party, or a Product, Deliverable or Service thereunder, upon written notice to CSG, except that such written notice to CSG shall be provided at least ****** (**) **** in advance where such termination will result in a deconversion of Subscribers to another billing vendor. Any such termination of an Affiliate Addendum shall be without charge or penalty (except for its obligation to pay any fees due as of the date of termination and any applicable deconversion fees set forth in Section 3.1); however, such termination for convenience shall not diminish or relieve TWC’s obligation to pay those minimum fees set forth in Schedule F that are based on a minimum number of monthly Connected Subscribers.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.2 Termination Assistance. Notwithstanding any other provision of this Agreement, upon the expiration or earlier termination of this Agreement, either in its entirety or only as it pertains to a particular Product, Deliverable or Service, and either with respect to all Customers or with respect to a particular Customer (a) the license for the Products shall remain in effect and (b) provided the applicable Customer(s) has paid to CSG all undisputed fees due pursuant to this Agreement as of the date of expiration or termination (including any applicable Discontinuance Fees set forth in Section 6.3 below), CSG shall (i) continue to provide the Services, and (ii) provide reasonable assistance to each Customer with respect to which this Agreement, or a particular Product, Deliverable, or Service, has been terminated in order to achieve an orderly transition to another vendor for the provision of similar product(s), deliverable(s) and/or service(s) (collectively, “Termination Assistance Services”) for up to *** ******* *** ****** (***) **** after such expiration or termination or a period of time mutually agreed to by the Parties (with respect to each Customer, the “Termination Assistance Period”). In the event that this Agreement, or a Product, Deliverable or Service, is terminated by TWC pursuant to Section 6.1(c) or (d) or in the event that an Affiliate Addendum, or a Product, Deliverable or Service, is terminated by a Participating Affiliate pursuant to Section 6.1(e) of this Agreement, and provided the applicable Customer(s) has paid CSG any and all undisputed fees (including any Reimbursable Expenses) due hereunder as of the date of termination, the Termination Assistance Services shall be provided by CSG at no charge to such Customer(s). In the event that this Agreement or an Affiliate Addendum expires or is terminated for any other reason, then, provided such Customer has paid CSG any and all undisputed fees (including any Reimbursable Expenses and any applicable Discontinuance Fees set forth in Section 6.3 below) due hereunder as of the date of expiration or termination, the Termination Assistance Services shall be provided by CSG for fees payable for the Products and Services under Schedule F of this Agreement. Each Customer electing to receive Termination Assistance Services, where CSG is entitled to charge for such Services pursuant to the foregoing sentences, shall pay CSG in advance, on the first day of each calendar month and as a condition to CSG’s obligation to provide Termination Assistance Services to such Customer during that month, an amount equal to CSG’s reasonable estimate of the total amount payable to CSG for such Termination Assistance Services for that month. If the fees paid in advance for such month by a Customer are less than the actual fees for such month owed to CSG for the Termination Assistance Services, then the difference shall be added to such Customer’s fee payment for the succeeding month (or if the Termination Assistance Period has expired, such Customer shall pay such amount to such CSG). If the fees for the Termination Assistance Services paid by a Customer in advance for such month are more than the actual fees for such Customer for such month, then CSG shall credit to the advance payment amount owed by such Customer to CSG for the succeeding month (or if the Termination Assistance Period has expired, CSG shall refund such amount to such Customer). Notwithstanding the above, if there is a dispute as to whether there is a material breach by CSG, such Customer(s) shall pay CSG the fees for Termination Assistance Services in accordance with the above until the parties reach a final resolution. In the event the parties resolve, or it is determined pursuant to the dispute resolution procedures set forth in Section 11, that CSG has materially breached the Agreement and has failed to timely cure in accordance with this Section 6, CSG shall refund to Customer(s) the fees paid for Termination Assistance Services within *** (**) **** of the resolution of such dispute.

6.3 Discontinuance Fee; Termination of a Particular Product, Deliverable or Service; Minimum Fees. Upon termination of this Agreement in its entirety for reasons other than by TWC pursuant to Section 6.1(c) or 6.1(d), TWC shall pay the Discontinuance Fee described in the first paragraph of Schedule F. No Discontinuance Fees or other penalty shall be owed by TWC on account of any such termination where this Agreement is terminated in its entirety by TWC pursuant to Section 6.1(c) or 6.1(d). For the avoidance of doubt, where this Agreement is not terminated in its entirety but one or more Affiliate Addenda are terminated or, certain Products, Deliverables or Services thereunder are terminated, no Discontinuance Fees shall be owed to CSG by reason of any such termination in accordance with this Section 6.3. However, Customer is still obligated to pay any other fees owed to CSG pursuant to this Agreement, including, but not limited to, the deconversion fees payable by the applicable Participating Affiliate pursuant to Section 3.1(c) of this Agreement. Where this Agreement is not terminated in its entirety but one or more Affiliate Addenda are terminated, or certain Products, Deliverables or Services thereunder are terminated, TWC shall not be relieved of its obligation to pay those minimum fees set forth in Schedule F that are based on a minimum number of monthly Connected Subscribers. Except for Customer’s liability resulting from (a) Customer’s indemnification obligations under Section 7 or 3.9; or (b) Customer’s breach of its confidentiality obligations in Section 10; or (c) termination by CSG in accordance with Section 6.1(b), the Discontinuance Fees, if any, payable pursuant to this Section 6.3 shall be CSG’s sole and exclusive remedy upon any termination of this Agreement.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.4 Obligations Upon Termination.

(a) Upon termination of this Agreement in its entirety and the expiration of the Termination Assistance Period, all rights granted to Customers under this Agreement with respect to the Products, Deliverables and Services will cease and all Affiliate Addenda shall terminate, except for those provisions of this Agreement which shall survive pursuant to Section 12.2 of this Agreement. Each Customer will, upon expiration of the Termination Assistance Period, promptly (i) purge all Software from the Designated Environment and all of such Customer’s other computer systems, storage media and other files; (ii) destroy the Product(s) and all copies thereof; and (iii) deliver to CSG an affidavit which certifies that such Customer, has complied with these termination obligations. In addition, upon termination or expiration of this Agreement in its entirety by TWC or CSG, all Affiliate Addenda shall terminate or expire, subject to the provisions of Section 6.2 and Section 12.2.

(b) Upon termination of an Affiliate Addendum and the expiration of the Termination Assistance Period, all rights granted to the applicable Customer under such Affiliate Addendum and this Agreement with respect to the Products, Deliverables and Services will cease and such Affiliate Addendum shall terminate, except for those provisions of this Agreement which shall survive pursuant to Section 12.2 of this Agreement. Such Customer will, upon expiration of the Termination Assistance Period, promptly (i) purge all terminated Software from the Designated Environment and all of such Customer’s other computer systems, storage media and other files; (ii) destroy the Product(s) and all copies thereof; and (iii) deliver to CSG an affidavit which certifies that such Customer, has complied with these termination obligations.

ARTICLE 7

INDEMNITY

7.1 CSG Intellectual Property Indemnity. Notwithstanding the provisions of Section 2.7 and except as set forth in Section 2.6 with respect to third party software other than Embedded Third Party Software, CSG (i) warrants that the Services, Deliverables and Products as delivered to Customer(s) (including without limitation any CSG’s Intellectual Property used in connection with designing, producing and mailing ESP Statements) and their use in the manner described by this Agreement and/or the Documentation, do not and will not infringe upon a copyright, trademark, trade secret or U.S. patent of any third party and (ii) agrees that if any action, suit or proceeding based upon a breach of the warranty contained in the preceding sentence is instituted against Customer(s) based upon a claim that the Products, Deliverables or Services infringe a copyright, trademark, trade secret or U.S. patent, CSG shall indemnify, defend (including, without limitation, by making any interim payment necessary for appeal) and hold Customer(s) and Customer(s)’ owners, parent, partners, affiliates, subsidiaries, agents, officers, directors, managers, or employees (collectively, “Related Parties”) harmless, at CSG’s expense, and pay the damages and costs finally awarded against Customer(s) or its Related Parties in the infringement action or any settlement amount approved by CSG, but only if Customer(s) comply with the indemnification procedures set forth in Section 7.4 below.

(a)	If a claim described in Section 7.1 may be or has been asserted, Customer(s) will permit CSG, at CSG’s option and expense, to (i) procure the right to continue using the Product or Deliverable, (ii) replace or modify the Product or Deliverable to eliminate the infringement while providing equivalent performance and functionality or (iii) if (i) and (ii) are commercially impracticable, to accept the return of the Product or Deliverable and refund to Customer(s) the amount of the fees actually paid to CSG and allocable for such Product or Deliverable (such allocation to be determined by the mutual agreement of CSG and Customer(s)), **** ************ ***** ** * *** (**) **** ******** **** ************ ******** *** * *** **** ***** ** *** *********** **** **** **** ******** **** ** *** *** *** ****** **** **** ******* ** *********** *** *** ******.

(b)	Notwithstanding anything set forth in Section 2.7, CSG shall have no indemnity obligation to TWC if the infringement claim results from (i) a correction or modification of the Product not provided or approved in writing by CSG, (ii) the failure to promptly install an Update provided by CSG but only if such Update was required to be installed pursuant to Section 4.1 of this Agreement (iii) the combination of the Product or Deliverable with other items that are not (1) provided, or recommended or approved in writing, by CSG, (2) part of the Designated Environment for the Product or Deliverable, or (3) required by CSG to operate the Products or Deliverables. For purposes of clarification, the foregoing provisions of this Section 7.1 shall not be construed as a limitation on TWC’s or a Participating Affiliate’s ability to claim the occurrence of a material breach by CSG pursuant to Sections 6.1(c) or 6.1(e) on account of the failure of CSG to continue to provide a material Product or Deliverable. ****** *** ****** ***** ******** *.*(*) ** *.*(*), *** ******** *** ***** ** ******** *.* *** ***’* **** *** ********* ****** *** ** ************ *****.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

7.2 Customer(s) Intellectual Property Indemnity. If any action is instituted against CSG directly or indirectly resulting from a Customer’s breach of any of its representations or warranties under Sections 3.3(c) and 3.5(b) above and Exhibit C-6, except for those claims arising directly from CSG Intellectual Property, such Customer shall indemnify, defend (including without limitation by making any interim payment necessary for appeal) and hold CSG and its Related Parties harmless, at such Customer’ expense, and pay the damages and costs finally awarded against CSG or its Related Parties in the infringement action or any settlement amount approved by such Customer, but only if CSG complies with the indemnification procedures set forth in Section 7.4 below.

7.3 General Indemnification. Each party (“Indemnifying Party”) shall indemnify, defend (including without limitation by making any interim payment necessary for appeal) and hold the other (“Indemnified Party”) and their Related Parties harmless, at the Indemnifying Party’s expense, and pay the damages and costs finally awarded against the Indemnified Party or its Related Parties in any action or any settlement amount approved by the Indemnifying Party, arising out of, resulting from, or in connection with:

(a)	Any claim, suit, action or proceeding (“Claim”) of a third party caused by, relating to, or arising out of the relationships of the Indemnifying Party with its employees, suppliers, subcontractors, agents, and consultants in the course of its performance under this Agreement;

(b)	Any Claims of any third party caused by, relating to, or arising out of any grossly negligent act or omission or any willful misconduct of the Indemnifying Party or its Related Parties in the performance of this Agreement; or

(c)	Any Claims of any third party caused by, relating to, or arising out of any breach by the Indemnifying Party of its representations, warranties, covenants or terms or conditions of this Agreement.

Nothing in this Section 7.3 shall diminish or otherwise limit either party’s obligation to indemnify the other and their Related Persons pursuant to Sections 7.1 and 7.2 of this Agreement.

7.4 Indemnification Procedures. In the event of a claim by a third party, with respect to which either CSG or a Customer is entitled to indemnification under any provision of this Agreement, the party seeking indemnification (“Indemnified Party”) shall promptly notify the other party (“Indemnifying Party”); provided, however, that any unintentional failure to make such prompt notification shall not relieve the Indemnifying Party of its obligations hereunder unless the Indemnifying Party’s ability to defend such claim is materially prejudiced thereby. The Indemnifying Party shall have sole control over the defense of the claim and any negotiation for its settlement or compromise, and the Indemnified Party shall comply with any reasonable actions required by the Indemnifying Party (at the Indemnifying Party’s expense) to minimize the Indemnifying Party’s and/or the Indemnified Party’s liability in the claim, provided such compliance is not, in the Indemnified Party’s counsel’s reasonable opinion, adverse to the Indemnified Party’s interests. The Indemnifying Party shall not settle any such claim or alleged claim without first obtaining the Indemnified Party’s prior written consent where the settlement claim might adversely affect the Indemnified Party’s rights; and such consent shall not be unreasonably withheld. In addition, the Indemnified Party may participate in any claim for indemnification under this Agreement using its own counsel at its own expense so long as in the Indemnifying Party’s counsel’s reasonable opinion such participation is not contrary to the Indemnifying Party’s interest.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1 Limited Warranty. CSG warrants that the Products, and any Deliverables provided by CSG will (i) conform to CSG’s published specifications in effect on the date of delivery or the specifications set forth in the applicable Statement of Work (“Specifications”), and (ii) perform in the applicable Designated Environment substantially as described in the accompanying Documentation for a period of ****** (**) **** after the date of delivery (“Warranty Period”). CSG covenants that all Updates of a Product that CSG may make generally available as part of its maintenance and support packages shall be made available to Customers at no additional charge. CSG also warrants that it will perform all Services in a professional and workmanlike manner and in accordance with the

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

highest industry standards. In performing the Services, CSG shall assign personnel to complete the Services that are competent, knowledgeable and experienced professionals in the type of Services to be performed pursuant to this Agreement. All Services performed pursuant to a Statement of Work shall substantially comply with the specifications and requirements for such work described in the Statement of Work. Any third party software not constituting Embedded Third Party Software provided by CSG under Section 2.6 shall be provided AS IS. Each Customer acknowledges that the Products and any such third party software may not satisfy all of such Customer’s requirements and the use of the Products and such third party software may not be uninterrupted or error-free; provided, however, that such statement shall not be construed to limit the express warranties set forth above.

8.2 Remedies. In case of breach of warranty or any other duty related to the quality of the Services, Products or Deliverables, CSG or its representative will correct, replace or re-perform any defective Service, Product or Deliverable or, if not practicable, CSG will accept the return of the defective Product or Deliverable, or the rejection of such Service, and refund to the applicable Customer (i) the amount actually paid to CSG for the (or, where a Product, Service or Deliverable is included in the Monthly Connected Subscriber Charge, the amount allocable to) the defective Service, Product or Deliverable, and (ii) a pro rata share of the maintenance fees that such Customer actually paid to CSG for the period that such Product or Deliverable was not usable (including without limitation the period after which such Product or Deliverable, including any Product or Deliverable included in the Monthly Connected Subscriber Charge, is returned by such Customer for which maintenance was pre-paid). *** ****** *** *** ********* *******, ******* ** *********** ********* ***** ** ********* (*) ***** ** ** ******** ** *** ******* ********* ********** ****** ***** ** ********** ** ******** *** ********* ***** ** ***’* ****-******* **** *****(*) ** *** ********* *******(*)/*******(*) ** *** ***** ***** ** ***’* ****-******* **** ****** ** *** ** *** ******** *** ******** ****-******** ** *** ******* ********* ********** ******, ***** ****** *** ********** ************ ** *** ********* *******, ******* ** ***********. **** ********** ** **** ********** ** *** ***** ****** ** ******* ********* ********** ****** **** **** ** **** ******** ** *** *** *** **** ****** ****** ***** *** *******, ******* ** *********** **** ********* ** ***** *** ***** ****** ** *** ******. *** *******, ** *** **** * ******** * ****** *** **** ******** ********, * ******* ****-******** ** *** ******* ********* ********** ******, *** ** **** **** *** ***** ***** ** *** ******* ********* ********** ****** ** $*.****, *** ***** ** **** ******** ******** ** $*.**** *** ********** *** *****, **** *** ***** ****** *.****% ** *** ***** ****** ** ******* ********* ********** ****** **** ******** **** ** *** ****** *** **** ****** ** ***** **** ******** ******** *** *********. Any claim for a breach warranty with respect to the Services must be submitted to CSG within ****** (**) **** of the event giving rise to the claim unless the applicable Customer did not have actual knowledge of the breach of warranty with respect to such Services at such time, in which case such Customer shall notify CSG of such breach promptly upon acquiring actual notice thereof. All Products, Deliverables and Services shall be deemed accepted by each Customer unless a timely claim is made to CSG. Each Customer acknowledges that this Section sets forth such Customer’s sole and exclusive remedies, and CSG’s exclusive liability, for any breach of warranty or other duty related to the quality of the Products or Deliverables but not the Services. *** ******** *** ***** ** **** ********* *** ******* ** *** ********** ** ********* *** ***** ***** ** ******* *.*

8.3 Exclusion of Certain Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, DELIVERABLES, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMERS ACKNOWLEDGE AND AGREE THAT THE PRODUCTS, DELIVERABLES AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE; PROVIDED, HOWEVER, THAT SUCH STATEMENT SHALL NOT BE CONSTRUED TO LIMIT THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CUSTOMERS MAKE NO REPRESENTATIONS, WARRANTIES OR INDEMNITIES TO CSG, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CUSTOMERS, THEIR AGENTS OR OTHERWISE.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

8.4 Customer Warranties. Each Customer warrants that it has the full power and authority to execute, deliver and perform its obligations under this Agreement. In addition, TWC warrants that it has the full power and authority to terminate the Prior Agreements on behalf of itself and the Participating Affiliates pursuant to Section 1.3. Each Customer further warrants that the execution and delivery of this Agreement (in the case of TWC) or the applicable Affiliate Addendum by such Customer and the performance of the terms, covenants and conditions contained herein will not violate the charter documents of such Customer (or the limited partnership agreement of TWE) or any order of a court or arbitrator and will not conflict with and will not constitute a material breach of, or default under, the provisions of any material contract by which such Customer is bound. The warranties in this Section 8.4 shall survive expiration or termination of this Agreement.

8.5 CSG Warranties. CSG warrants that it has the full power and authority to execute, deliver and perform its obligations under this Agreement. CSG further warrants that the execution and delivery of this Agreement by CSG and the performance of the terms, covenants and conditions contained herein will not violate the formation articles of incorporation or by-laws of CSG or any order of a court or arbitrator and will not conflict with and will not constitute a material breach of, or default under, the provisions of any material contract by which CSG is bound. The warranties in this Section 8.5 shall survive expiration or termination of this Agreement.

8.6 CSG Fees. *** ********** *** ******** **** *** **** *** ***** ** ******** * *** ******** ** ******** ** ** ***** ** ********* ** *** **** ******* *** **** ******** ** ******** *** ***** ** *** ***** *********, ** * ************* *********, ***** ** *** ********* **** ** *** ********* **** *** ********* **********:

•	Interfaces - Video (refer to Section II.A of Schedule F under CSG SERVICES)

•	Interfaces - Non Rated HSD (refer to Section II.B of Schedule F under CSG SERVICES)

•	Conversion Services for Video and HSD (refer to Section V of Schedule F under CSG SERVICES)

•	Technical Services (refer to Section VI of Schedule F under CSG SERVICES)

•	Additional Training and Documentation (refer to Section VII of Schedule F under CSG SERVICES)

•	Call Center Products (refer to Section I of Schedule F under CSG PRODUCTS)

•	Workforce Management (refer to Section II of Schedule F under CSG PRODUCTS)

•	Advanced Reporting - Vantage (refer to Section III of Schedule F under CSG PRODUCTS)

•

Advanced Reporting -Vantage-On-Premise; set all three (3) (TW-Los Angeles, TW-Cincinnati and TW-New York) price files to be consistent with TW-New York. (refer to Section III of Schedule F under CSG PRODUCTS)

•	Required Third Party Software that may be procured through CSG (refer to Page 99 of Schedule F)

•	Data Communication Services (refer to Page 100 through 101 of Schedule F)

********* **** *** ********* ****** *** *** **** ****** ***** ** *** *** ** ******** ****** ** ********* *** ****** ******* ******* ** *** ** ********* ** ********* ** *** ************** *** ******** *** ***** ** **** ******* *.*. *** ***** *** * ****** ******** *** ***** ** **** ******* *.* ***** ** ********* ** *** ****** *** ******* *** ****** (***) **** ** *** ********* **** ** **** *********.

ARTICLE 9

LIMITATION OF REMEDIES AND DAMAGES

9.1 Protection of Data and Property.

Backup and recovery plans or backup and recovery software is not included with the Products that are located at a Customer’s site(s). Any such Customer documents, data and files located at a Customer’s site(s) are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within such Products.

9.2 No Consequential Damages/Limitation of Liability. ****** ** ********* ******** ** ******* *.* *** ******** *, UNDER NO CIRCUMSTANCES WILL CSG AND ITS RELATED PARTIES, ITS LICENSORS OR ITS VENDORS ON ONE HAND, OR CUSTOMERS OR THEIR RELATED PARTIES ON THE OTHER HAND BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON EITHER PARTY’S CLAIMS OR THOSE OF THEIR CUSTOMERS

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, OR THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF THE WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. THE FOREGOING SENTENCE SHALL NOT BE CONSTRUED ** ***** ** *** *** ****** *****’* *************** *********** ***** ******* * ** ******* **. ****** (*) *** *** ********* ** *** ***** **** ********* *** *** ************** ***, (*) ***’* ********* ******** ** *** ********* ********, (*) *** **** *****’* *************** *********** ***** **** *********, (*) *** *** **** ** ******* *** ******** ** ******** ******** ** *** ******** **** **** ******* ***** ** *** *********** ** **** ********* ******** ** ******* *.*, , *** (*) ****** ******* ****** ** * *****’* ****** ** *** *************** ***********, ***** ******* ** ** **** *********, ***** ***** *** ** ****** **** ******* ** *** ** *** *********, IN NO EVENT WILL THE AGGREGATE LIABILITY INCURRED BY CSG AND ITS RELATED PARTIES, ITS LICENSORS OR ITS VENDORS, ON THE ONE HAND, OR CUSTOMER AND THEIR RELATED PARTIES, ON THE OTHER HAND, EXCEED AN AMOUNT EQUAL TO *** ****** ******** **** ** ********* ** *** ****** *** **** ***** ****** ********* *** *****. ** *** ********** **** ********* ******* *****, ***’* ***** ********* **** ******* ** *** *** *** ******, *******, ***** ** ******** ******** ** ********* ******* ******** ** ********** *** ** ***’* *********** ******* ***** ***** ** ******* ** *** ****** ******* ******** ******** ** *********, ***** ********* ***** ** ** ***** ****** ** ****** ***** ** (*) *** ******* *** **** ******* ** *** ***** ******** * ** **** ********* ** ********** **** *** ******* ********* ********** *******, ** ****** ** *** **** ** **** *********** (******* ****** ****** ** **** ***********), ********** ** (**) *** ****** ** ****** ********* ** *** ** **** **** ** **** ********* *** **** *********** *** ********. THE FOREGOING EXCLUSION OF CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES SHALL BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY. FOR PURPOSES OF THIS SECTION 9.2, “VENDORS” AND “LICENSORS” SHALL NOT INCLUDE ANY DIRECT VENDORS OR DIRECT LICENSORS OF CUSTOMER.

9.3 Pay-Per-View Liability.

(a) *************** ******** ******** ******, ***’* ***** ********* **** ******* ** **** ***-***-**** *********** *** *** *** *** ******, *******, ****** ** ******** ******** ** ********* ******* ******** ** ********** *** ** ***’* ********** ** ***-***-**** *********** ** ********** **** ***-***-**** ****** (“*** ******”) ***** ** ******* ** *** ****** ******* ******** ******** ** ********* *** ****** ** ***’* ********** ** *** ******** ** **** ***********, ***** ********* ***** ** ******* ** *** *********** *** ***** ** ******* *.* *****.

(b) Notwithstanding anything to the contrary herein, where CSG is processing *** ******** **** ******* (****) ** **** ************ ** ********** **** * ***-***-**** ***** ***** **** * *** ***** (“*** *****”), ***’* ***** ********* *** *** ******, *******, ****** ** ******** ******** ** ********* ******* ******** ** ********** *** ** ***’* ********** ** ***-***-**** *********** ***** ** ******* ** *** ****** ******* ******** ******** ** ********* *** ****** ** ***’* ********** ** *** ******** ** **** ***********, ***** ********* ***** ** ** ***** ***** ****** *** ******* *** ****** **** ******** ******* ($***,***.**) *** *** *****. ** *** ***** *** ** ********** **** **** *** ******** **** ******* (****) ************ ** ********** **** * *** *****, **** ***’* ********* ***** ** ******* ** *** *********** *** ***** ** ******* *.* *****. *** ******** ** **** ******* *.*, “*** ******” ***** *** ******* *****-**-****** ******.

(c)******* ** ******* *.*(*) *****, ********* ***** **** ***’* ********* ********* ** ********** **** *** ********** ** *** *** **** *********** *** *** ****** ****** *** ******** **** ***** *** ****** ***** ******* *** ******* **** ******** ******* ($***,***.**).

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)*** ******* ****** ****, ******** *** ****** ** ********* *********** **** *** **** ***** ***** ******* (*,***,***) ****** *** ****** ****** ********* *** ***** ****** **** ** * ***** ***** **** ******* *.*, ***’* ********* ********* ***** ************ *.*(*) ***** ** *** ******* *** ***** ******** ******* ($***,***.**) *** *** ***** *** ***’* ********* ********* ***** ************ *.*(*) ***** ** ***** ******* *** ***** ******** ******* ($***,***.**) *** *** ****** ****** *** ******** ****.

(e)*** ****** **** ** *** ** * ******** ** ********** **** ***’* ********** ** ***-***-**** *********** ** ********** **** **** ******* *.* ***** ** ** *** **** ** * ****** ******* ** *** ** **** ********’* ******* ******* **** ***. * ******** **** ****** *** ** ******* ****** ***** (**) **** ** *** *****(*) ****** **** ** * ***** ***** **** ******* *.*. ** ****** ****** ** *** ******** ** *** ****** **** ***** (**) *** ******, **** **** ******** ****** **** *** ***** **** ** ********* ********** *** ******* ******* **** ***’* **** ** ********* ********** **** ***-***-**** ********** ****** *** ****** ** *******, ** *******, ** ********* **** ****************. *** ****** ***** ********* ** * ******** ***** ******* *** ******* ********* *** *** ** ***** * ********* ****. **** ******* ***** ** *** ***** ************ ********** **** ******* ** ******* *** ******** ** ********* *********** ******* **** ** *********** ** **** ******** **** ***** **** **** ** *** ********* *********.

ARTICLE 10

CONFIDENTIAL INFORMATION

10.1 Definition. During the term of this Agreement, CSG and its Related Parties, on the one hand, and Customers and their Related Parties, on the other hand will provide to each other or will come into the possession of Confidential Information of the other party. Confidential Information shall constitute: any information or data (including information or data received by the disclosing party from a third party and as to which the disclosing party has confidentiality obligations) (a) fixed in a tangible medium and furnished by the disclosing party to the receiving party under this Agreement and marked as the confidential or proprietary information of the disclosing party, or (b) which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within ****** (**) **** after its initial disclosure. Notwithstanding the foregoing, CSG acknowledges that all information and data relating to the current, former or prospective Subscribers of Customers shall constitute Confidential Information of Customers. Customers acknowledge that the Software shall constitute Confidential Information of CSG or its vendors. The terms and conditions of this Agreement shall also constitute Confidential Information which neither party may disclose without the other party’s prior written consent.

10.2 Restrictions. Each party shall use its reasonable best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement. Each party shall defend, hold harmless and indemnify the other party and its Related Parties from any and all losses, damages, liabilities, judgments, settlement amounts, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising from any third party claim, demand, action, suit, proceeding or investigation that the disclosing party may sustain as a result of the wrongful use or disclosure of Confidential Information by the receiving party (or any employee, agent, licensee, contractor, assignee or delegate of the receiving party). Customers shall not remove or deface any confidentiality or proprietary notice placed on any CSG documentation or Products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

10.3 Disclosures. Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the Parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

10.4 Limited Access. Each party shall limit the use and access of Confidential Information to such party’s bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the Confidential Information. If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in strict confidence.

ARTICLE 11

ALTERNATIVE DISPUTE RESOLUTION

11.1 Arbitration. Any controversy or claim arising out of or relating to this Agreement, whether during or after its term, will be finally settled by compulsory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”), as modified or supplemented under this Article 11.

11.2 Proceeding. To initiate arbitration, either CSG or a Customer will file the appropriate notice at the Regional Office of the *** ** ******, ********. The arbitration proceeding will take place ** ******, ********. The parties will in good faith agree on a sole arbitrator. If the Parties cannot agree on an arbitrator, the arbitration panel will consist of three (3) arbitrators, one arbitrator appointed by each party and a third neutral arbitrator appointed by the two arbitrators designated by the Parties. Any communication between a party and any arbitrator will be directed to the AAA for transmittal to the arbitrator. The Parties expressly agree that, at either party’s request, the arbitrators will be empowered to grant injunctive relief.

11.3 Award. The arbitral award will be the exclusive remedy of the Parties for all claims, counterclaims, issues or accountings presented or plead to the arbitrators. The award will (i) be granted and paid in U.S. dollars and (ii) include interest from the date of that the award is rendered until it is fully paid, computed at the maximum rate allowed by CRS 5-12-102(4)(b). Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. Any additional costs, fees or expenses incurred in enforcing the arbitral award will be charged against the party that resists its enforcement.

11.4 Legal Actions. Nothing in this Article 11 will prevent either party from seeking interim injunctive relief against the other party in the courts having jurisdiction over the other party. Nothing in this Section 11.4 will prevent CSG from filing any debt collection action against any Customer in the local courts with respect to overdue undisputed fees.

ARTICLE 12

GENERAL TERMS AND CONDITIONS

12.1 Reporting. On a quarterly basis, within ****** (**) **** of the end of every calendar quarter, if requested by CSG with respect to such calendar quarter, each Customer shall provide CSG with a report of the number of its concurrent users of the Products, Services, Deliverables and any third party software provided by CSG. The quarterly reports shall also set forth the number of workstations/servers/users upon which the Products, Services, Deliverables used by such Customer are loaded, and the location of the same.

12.2 Survival. Termination or expiration of this Agreement shall not impair either party’s then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of Sections 2.5, 2.9, 3.3(c) (but only with respect to CSG’s use of Customer’s Intellectual Property arising prior to termination or expiration including any Termination Assistance Period), 3.5(a) and (b) (but only with respect to CSG’s use of Customer’s Intellectual Property arising prior to termination or expiration including any Termination Assistance Period), 3.6(d) and (f), 3.9, 3.10, 6.2-6.4, 7 (but only with respect to Customer’s use or receipt of CSG’s Products, Services and Deliverables arising prior to termination or expiration including any Termination Assistance Period), 8-11, 12.5 and 12.13, and Sections 5 and 7 of Exhibit C-4, and the last paragraph of Schedule N, shall survive the termination or expiration of this Agreement.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

12.3 Insurance. CSG shall obtain and maintain in effect during the term of this Agreement, the insurance coverages described on Schedule N in accordance with the terms and conditions set forth on Schedule N.

12.4 Nature of Relationship. In performing hereunder, both CSG and Customers are acting as independent contractors and, except for express obligations imposed upon a party under this Agreement, neither CSG nor Customers undertakes to perform any obligation of the other, whether regulatory or contractual, or to assume any responsibility for the other’s business or operations. Customers understand and agree that CSG may perform similar services for third parties and license same or similar products to third parties. CSG understands and agrees that Customers may purchase or receive similar services from third parties and license similar products from third parties provided, however, the foregoing shall not diminish or relieve TWC’s obligation to pay the minimum Monthly Connected Subscriber Charge identified in Schedule F. Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customers. Neither CSG nor Customers shall hold themselves out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

12.5 Inspection. During the term of this Agreement and for ****** (**) ****** after its termination or expiration for any reason, CSG or its representative may, at its sole expense, no more than once in **** ** ***** ******, upon prior notice to Customers, inspect the files, computer processors, equipment and facilities of Customers during business hours to verify Customers’ compliance with this Agreement; provided, however, that such inspection shall not be conducted in a manner that unreasonably interferes with the operation of Customers’ business. While conducting such inspection, CSG or its representative will be entitled to copy at its expense any item that Customers may possess in violation of this Agreement. CSG shall maintain at its principal place of business complete and accurate books and records which contain all information necessary to determine CSG’s direct costs for those Services priced on a “cost plus” basis pursuant to Schedule F. Upon a Customer’s request and at Customer’s expense, CSG shall provide reasonably detailed backup documentation demonstrating such direct costs. In addition, during the term of this Agreement and for ****** (**) ****** after its termination or expiration for any reason, TWC may, at its sole expense, no more than once in each ** ***** ******, upon prior notice to CSG, inspect CSG’s books and records during business hours to verify CSG’s direct costs for such Services; provided, however, that such inspection shall not be conducted in a manner that unreasonably interferes with the operation of CSG’s business. While conducting such inspection, TWC or its representative will be entitled to copy at its expense any record relating to or demonstrating CSG’s direct costs for such Services. The Parties agree that any information disclosed under this Section 12.5 shall be treated as Confidential Information in accordance with Section 10 of this Agreement.

12.6 Force Majeure. Subject to CSG’s obligations under Schedule L, neither party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, or strikes, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials (each a “Force Majeure Event”). In no event will the acts or omissions of CSG’s vendors or subcontractors be considered to constitute a Force Majeure Event. These causes will not excuse Customers from paying undisputed accrued amounts due to CSG for Services actually rendered by CSG through any available lawful means acceptable to CSG.

12.7 Assignment. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder, including by change of control or operation of law, without the other party’s prior approval. Any attempt to do so without such approval will be void. CSG may assign this Agreement, upon notice to Customer, to a related or unrelated person in connection with a transfer of all or substantially all of its stock or assets to a third party that (i) demonstrates to TWC that it has the financial capability to perform hereunder, and (ii) expressly assumes in writing, in a form acceptable to TWC, all of CSG’s obligations hereunder and Customer hereby consents to such assignment in advance. Further, TWC may, upon notice to CSG, assign this Agreement to (a) an Affiliate of TWC or (b) an entity other than an Affiliate in connection with a transfer of all or substantially all of its stock or assets to a third party that (i) demonstrates to CSG that it has the financial capability to perform hereunder, and (ii) expressly assumes in writing, in a form acceptable to CSG, all of TWC’s obligations hereunder and CSG hereby consents to such assignment in advance.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

12.8 Construction and Interpretation. The language in all parts of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The Parties hereto acknowledge and agree that this Agreement has been negotiated by the Parties and has been the subject of arm’s length and careful negotiation over a considerable period of time, that each party has been given the opportunity to independently review this Agreement with legal counsel, and that each party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, this Agreement shall not be interpreted or construed against the party preparing it. The captions of the articles, sections and subsections herein are inserted solely for convenience and under no circumstances are they to be treated or construed as part of this instrument.

12.9 Notices. Any notice or approval required or permitted under this Agreement will be in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

If to TWC:	If to CSG:

Time Warner Cable	CSG Systems, Inc.
Attn: Cyndee Everman	7887 East Belleview, Suite 880
7910 Crescent Executive Drive	Englewood, CO 80111
Charlotte, NC 28217
***: (***) ***-**** ***: (***) ***-****	***: (***) ***-**** ***: (***) ***-****

If to a Participating Affiliate:	Attn: President with a copy to General Counsel

At the address for such Participating Affiliate set forth in the applicable Affiliate Addendum

With a copy to:	And a copy to:

Time Warner Cable	********* ******* *******
****: ******* *******	2525 N. 117th Ave.
290 Harbor Drive	Omaha, NE 68164
Stamford, Connecticut 06902	***: (***) ***-****
*****: (***) ***-****	***: (***) ***-****
***: (***) ***-****

12.10 Publicity. Except for disclosures required by law, each party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other party.

12.11 Maintenance of Competitive System. During the Term, CSG shall use commercially reasonable efforts to provide Customers the Products and Services at the same or better level than material features and functionalities that have become standard to the customer care and billing industry for wireline video and wireline high speed data subscribers. TWC and CSG agree that they shall meet quarterly to review CSG’s internal product roadmap for the Products and Services and to discuss CSG product release schedules, and any other matters affecting the relationship between the parties. TWC shall prepare in advance and submit to the Time Warner SBU agenda items for review. If during the discussion, TWC requests a new feature or functionality that constitutes a standard feature or functionality material to the customer care and billing industry for video and high speed data subscribers not then available through the Products and Services, TWC will submit in writing the business requirements to CSG via the Time Warner

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SBU. Within ****** (**) **** of receipt of TWC’s business requirements, CSG will respond in writing with a proposal specifying in reasonable detail the estimated deliverable timetable(s) for such requested features and/or enhancements. If such proposal is acceptable to TWC, then the parties shall enter into an SOW reflecting their agreement relating to such feature or enhancement, provided that development of such feature or enhancement by CSG shall be performed at no charge to Customers. If the parties can not reach a mutually agreeable solution in accordance with the procedures set forth above, TWC’s request will be escalated to the President of Broadband Services at CSG and Vice President of Strategic Procurement at TWC for final resolution. In the event of any dispute between the parties not resolved through the meeting between the President of Broadband Services at CSG and Vice President of Strategic Procurement at TWC, the parties will promptly schedule a meeting of the Chief Executive Officers or other senior management officers of the parties to resolve their dispute. Such meeting shall establish a negotiation schedule of not less than ****** (**) **** for the resolution of such dispute. Any dispute not resolved pursuant to foregoing sentence shall be finally settled by arbitration in accordance with Section 11.

12.12 Source Code Escrow. Within ****** (**) **** of the Effective Date, at Customer’s sole cost and expense, CSG will add TWC as a beneficiary to CSG’s Master Preferred Source Code Escrow Agreement attached hereto as Schedule O (“Source Code Agreement”) with the third party escrow agent **** ********** *************, ***. (“***”). CSG shall, at CSG’s sole cost and expense, place and maintain the Products and the software used by CSG and identified in Exhibit A, in source code form, together with all appropriate supporting materials (collectively, the “Deposit Materials”), in trust with *** and, except as expressly provided in the following sentence, shall provide Updates to the Deposit Materials within ******* (**) **** of the first and sixth months of each calendar year at CSG’s sole cost and expense. Notwithstanding the above, CSG agrees to deposit Updates to the code necessary to provide the CCS Services on a monthly basis at CSG’s sole cost and expense. In the event that CSG (i) files for protection under Chapter 7 of the bankruptcy laws of the United States of America or takes other steps to liquidate its assets for the purposes of discontinuing its business, (ii) ceases to provide maintenance and support for any of the software listed in Exhibit A of the Source Code Agreement with respect to any Customer, or (iii) ceases to provide a Basic Service except for Basic Care Express Services (each of the foregoing, a “Release Condition”); then, TWC may request a release of the applicable Deposit Materials related to the Product(s) and/or Service(s) sufficient to allow (a) all Customers, in the event of the occurrence of the Release Condition set forth in (i) above, or (b) the affected Customer(s), in the event of the occurrence of the Release Condition set forth in (ii) or (iii) above, to maintain services for such Customers’ cable systems that utilized the applicable, software or services. The Parties agree that TWC shall have the right to monitor the Deposit Materials to confirm that the information placed into escrow is usable for the purposes of this Agreement in accordance with the terms and conditions of the Source Code Agreement. Each Customer shall be a third party beneficiary under the Source Code Agreement.

12.13 Miscellaneous. Any waiver or modification of this Agreement will not be effective unless executed in writing and signed by CSG and TWC. This Agreement will bind the parties successors-in-interest. This Agreement will be governed by and interpreted in accordance with the laws of Colorado, U.S.A., to the exclusion of its conflict of laws provisions. The Parties agree that the United Nations Convention on Contracts for the International Sales of Goods is specifically excluded from application to this Agreement. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement, unless such unenforceable provision is essential, in which case either party may terminate this Agreement effective immediately upon notice to the other. This Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Agreement, and the Affiliate Addenda, constitute the complete and entire statement of all conditions and representations of the agreement between CSG and Customers with respect to its subject matter and supersedes all prior writings or understandings.

12.14 Counterparts and Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement. A document signed and transmitted by facsimile machine is to be treated as an original and shall have the same binding effect as an original signature on an original document.

12.15 Schedules and Attachments. The following Schedules and Exhibits are attached and incorporated herein, and each reference herein to the “Agreement” shall be construed to include the following:

Schedule A – Outstanding SOWs

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule B – Basic Products and Additional Products and associated Exhibits

Schedule C – Basic Services and Additional Services and associated Exhibits

Schedule D – Designated Environment

Schedule E – Statement of Work (Sample)

Schedule F – Fees

Schedule G – Implementation/Conversion Services

Schedule H – Support Services for the Products

Schedule I – Sample Affiliate Addenda

Schedule J – Facilities Management Services

Schedule K – Performance Standards and Remedies

Schedule L – Disaster Recovery Plan

Schedule M – Additional Terms for TWC

Schedule N – Insurance Coverage for CSG

Schedule O – Source Code Escrow Agreement

THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year first above written.

TIME WARNER CABLE, A DIVISION OF TIME WARNER ENTERTAINMENT COMPANY, L.P. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Landel C. Hobbs	By:	/s/ Edward C. Nafus
Name:	Landel C. Hobbs	Name:	Edward C. Nafus
Title:	Executive Vice President & CFO	Title:	President, Broadband Svcs.
Date:	3/13/03	Date:	3/13/03

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule A

OUTSTANDING SOWs

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule B

BASIC PRODUCTS AND ADDITIONAL PRODUCTS AND ASSOCIATED EXHIBITS

Subject to the terms and conditions of the Agreement, each Customer licenses the following Products (as further described below) from CSG:

Basic Products:

Advanced Customer Service Representative® (ACSR®)

ACSR Module for High Speed Data

CSG Vantage®

Computer Based Training (CBT) as may be made available by CSG

Additional Products

ACSR® (web-enabled)

AOI

Common Billing Interface (CBI)

Customer Interaction Tracking® (CIT®)

HITS

CSG Screen Express®

CSG Message Express®

CSG Vantage On-Premise

CSG Workforce Management®

CSG Workforce Management (web-enabled)

CSG Statement Express®

CSG TechNet®

CSG TechNet CE

CSG TechNet Win

CSG TechNet Web

Additional Custom Interfaces set forth in the Affiliate Addenda

CSG Smartlink™ Micro-Level

CSG Smartlink™ BOS

Product Descriptions

Advanced Customer Service Representative (ACSR). ACSR is a graphical user interface for CSG’s CCS® service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes. CSRs instead may access reference tools, help screens and subscriber data. ACSR enables accounts to be serviced by the same CSR and permits CSRs to communicate with one another through a self-contained message system. ACSR is designed so that module-based functionality such as CIT can be added as needed.

ACSR (web-enabled). ACSR is a graphical user interface for CSG’s CCS service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes. CSRs instead may access reference tools, help screens and subscriber data. ACSR enables accounts to be serviced by the same CSR and permits CSRs to communicate with one another through a self-contained message system. ACSR is designed so that module-based functionality such as CIT can be added as needed. By using ACSR in a web-enabled environment, Customers will be able to utilize the ICA technology to migrate application software from the desktop to a “server-based” environment. The ICA technology enhances the functionality of ACSR and ACSR related desktop call center applications (including ACSR module of High Speed Data, CSG Statement Express, CSG Screen Express, and CIT) by allowing the Customer to utilize these Products via the web.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Common Billing Interface (CBI). The Common Billing Interface (CBI) for Video On Demand is the billing interface used in Customers’ Interactive Systems Architecture (ISA). ISA has two major components, the Provisioning and Service Management Platform and the Subscriber Management Systems (SMS) (customer care and billing systems). CSG’s systems are considered, as a whole, the SMS. The CBI is the interface between the BMS and SMS that provides Customer, Service, Equipment, and Financial information. A third party vendor, will be responsible for the BMS.

CSG Vantage. Vantage is a database that enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

CSG Vantage On-Premise. CSG Vantage On-Premise is a daily updated database that allows users to write Structured Query Language (SQL) queries for data analysis. Through the use of a query tool, users are able to create reports and graphs for operational and marketing applications. The source of the data for Vantage is CCS. Through proprietary programs developed and maintained by CSG, data is extracted, formatted, and loaded on a nightly basis to the Vantage database. The Vantage On-Premise database resides on Customer-owned hardware with Customer-owned and/or licensed software as described in the Designated Environment. All program changes, code modifications, data model changes, and maintenance activities coincide with the Vantage schedules for such activities and are consistent with Vantage operational processes.

Customer Interaction Tracking (CIT). CIT is a module offered with ACSR that provides enhanced methods for tracking the interaction with the customer base. It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT also allows for the scheduling of customer call backs. These call backs can be reviewed by management as well as moved between CSR’s.

AOI. AOI is an application object interface that allows third party applications to be used with ACSR.

Computer Based Training (CBT). Computer Based Training (“CBT”) as may be made available by CSG.

HITS. The HITS Interface software is resident on CSG’s central processing unit, and is an addressable interface that communicates with the TCI Headend In the Sky addressable controller and delivers provisioning to Customers

CSG Statement Express. CSG Statement Express electronically stores, retrieves and prints an ESP® statement exactly as it appears to subscribers, including customized statement messages and advertisements. Statements are available within forty-eight (48) hours of printing, making the images available to CSRs before subscribers. CSG Statement Express® works in either a stand-alone capacity or integrated with ACSR.

CSG Screen Express. Integrated with ACSR and the call center’s ACD telephony switch, CSG Screen Express provides incoming call/ACSR screen synchronization at the CSR workstation. In addition, CSG Screen Express provides basic software-based operations of the CSR’s physical telephone.

CSG Message Express. Message Express is an add-on module to CSG Screen Express providing desktop readerboard functionality to the client application. The client can be used to display ACD statistical information, as well as, a desktop message center. Extended messages can be accessed using Universal Naming Convention (UNC) path information, including web browser integration.

CSG Workforce Management. CSG Workforce Management is a client-server application for routing and dispatching activities that receives and updates work orders from CSG’s CCS billing systems and assigns work orders to technicians based on each technicians’ skills, location and availability.

CSG Workforce Management (web-enabled). CSG Workforce Management is a client-server application for routing and dispatching activities that receives and updates work orders from CSG’s CCS billing systems and assigns work orders to technicians based on each technicians’ skills, location and availability. By using CSG Workforce

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Management in a web-enabled environment, Customers will be able to utilize ICA technology to migrate application software from the desktop to a server-based environment. The ICA technology enhances the functionality of CSG Workforce Management® by allowing Customers to utilize the application via a web browser.

CSG TechNet. CSG TechNet integrates with CSG Workforce Management to allow field technicians to receive and manage work orders on a wireless device without dispatcher assistance.

CSG TechNet CE. CSG TechNet CE integrates with CSG Workforce Management to allow field technicians to receive and manage work orders on a wireless Windows CE-based device without dispatcher assistance.

CSG TechNet Win. CSG TechNet Win integrates with CSG Workforce Management to allow field technicians to receive and manage work orders on a wireless Windows 2000-based device without dispatcher assistance.

CSG TechNet Web. CSG TechNet Web integrates with CSG Workforce Management to allow field technicians to receive and manage work orders without dispatcher assistance via any browser-based device that can support Internet Explorer 5.5 (or higher).

ACSR module for HSD. The ACSR module of HSD allows customers, through the graphical user interface, to access subscriber information on CCS as it relates to customers’ offering of high speed data services.

CSG SmartLinkTM Micro-Level. CSG SmartLink™ Micro-Level is an XML interface that provides a mechanism for customers to use the open standards of the extensible Markup Language (XML) to communicate with CSG’s core CCS system. The XML technology allows a customer to build applications using these open standards. Message based XML is used for communicating upstream to core CSG systems. The data communications method for the CSG SmartLinkTM interface is TCP/IP. Customers can use either CSG’s External Integration Protocol (EIP) or HTTP to organize, request and reply records on the TCP/IP data stream. CSG provides the customer with the CSG SmartLinkTM Micro-Level Interface Specification and the XML document type definitions (DTDs) for each defined XML activity. XML requests sent by the customer must use the DTDs as supplied by CSG and validate successfully against those DTDs.

CSG SmartLinkTM BOS. CSG SmartLinkTM BOS is a macro-level XML interface that utilizes business logic technology to combine the existing CSG SmartLinkTM (micro-level) activities into Business Functions. The XML technology allows a customer to build applications using these open standards. Message based XML is used for communicating upstream to core CSG systems. The data communications method for the CSG SmartLink™ BOS interface is TCP/IP. Customers can use either CSG’s External Integration Protocol (EIP) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides the customer with the CSG SmartLinkTM BOS developer’s guide and the XML schemas for the specific functionality purchased. XML requests sent by the customer must use the schemas as supplied by CSG and validate successfully against those schemas. Customer will have access to current and subsequent releases as such releases are made available by CSG.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule C

BASIC SERVICES AND ADDITIONAL SERVICES AND ASSOCIATED EXHIBITS

Subject to the terms and conditions of the Agreement, including but not limited to the applicable Exhibit, if any (as identified below), CSG shall perform the following Services (as further described below) for Customers:

Basic Services

Communications Control System for video and high speed data (CCS)

Print and Mail Services/Enhanced Statement Presentation® (ESP®)

Recurring Electronic Payment Services (PayBill Advantage™) – Exhibit C-1

One-Time Electronic Payment Services (PayBill Advantage) – Exhibit C-1

Credit Card Processing (Recurring) – Exhibit C-2(a)

Credit Card Processing (1 Time) – Exhibit C-2(b)

Basic Care Express® – Exhibit C-4

Additional Services

Card Account Update (Visa/Acxiom) – Exhibit C-3

Credit Verification Services (Experian) – Exhibit C- 5

Risk Management Services (Equifax) – Exhibits C-5

Enhanced Past Due Notices – Exhibit C-6

CSG ProfitNow! ™

Additional Care Express® – Exhibit C-4

Leads Tracking

CSG Smartlink

Services Description

Communications Control System for video and high speed data (CCS). CCS is an outsourced, transaction-driven customer care and billing system that operates high-volume capacity for the video and high speed data industries. CCS operates with the ACSR front-end graphical user interface (GUI). CCS is capable of automatically performing specific functions including collections, write-offs, past-due notices, rate increases, and discounts.

Print and Mail Services/Enhanced Statement Presentation (ESP). The Print and Mail Services provide Customers with the opportunity to receive billing services including statement printing and insertion, target marketing communication products, both print and electronic statements, computer letters, past due notices (enhanced past due notices is an Additional Service), refund checks, postal verification services, and quality control.

Recurring Electronic Payment Services (PayBill Advantage). PayBill Advantage provides Customers’ subscribers with a more convenient way to pay their monthly bill through automatic withdrawal from their checking or savings account.

One-Time Electronic Payment Services (PayBill Advantage). One-Time PayBill Advantage allows Customers to perform ad hoc electronic fund transfers on a non-recurring basis.

Credit Verification Services (Experian Interface). The basic Experian Credit Verification Services allow a Customer to determine whether a potential subscriber qualifies for the Customer’s services based on each subscriber’s credit history. A Customer may purchase enhanced Experian Credit Verification Services enabling the Customer to receive a potential subscriber’s credit score.

Risk Management Services (Equifax Interface). The basic (Service Level One) Equifax Risk Management Services allow a Customer to determine whether a potential subscriber qualifies for the Customer’s services based on each subscriber’s credit history, and also allow the Customer to have additional information to analyze the potential subscriber’s credit risk, including a risk score, a decision code and a recommended treatment. Service Level Two Risk Management Services enable the Customer to receive online access to subscriber’s and potential subscriber’s uncollected customer accounts.

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Card Account Update (sponsored by Visa in partnership with Acxiom). The basic Card Account Update Service will track and report replacement VISA cardholder account numbers and expiration dates and automatically update them during the month a subscriber’s credit card expires for Customers that use Chase Merchant Services for recurring credit card processing.

Recurring Credit Card Processing. Credit card processing (recurring) provides a Customer’s subscribers with a more convenient way to pay their monthly bill through recurring credit payment.

One-Time Credit Card Processing. Credit card processing (1 time) utilizes a one-time credit card transaction to automatically collect payments for monthly services and special circumstances.

CSG ProfitNow! CSG ProfitNow! is an intelligent customer relationship management tool that provides information to maximize profitability on an individual customer basis. ProfitNow! combines the capabilities of the customer care and billing solution with sophisticated predictive analytics technology to create the following products:

The churn module predicts the probability that a customer will disconnect within 30 days, identifies the reason(s) that a customer will disconnect, and recommends strategies that might keep a customer from disconnecting.

The Profitability module provides a 60-day forecast of a customer’s value and recommends the products or services to which customers are likely to upgrade in order to increase their value.

Leads Tracking. Leads Tracking is tool to manage prospective customers by keeping track of lead information, such as name, address and telephone number. It will also allow you to monitor leads as serviceability statuses change or requested services become available. In addition, it will also allow you to store leads without a serviceable house

Care Express. Care Express is an Internet product designed to support Broadband service providers in the area of online customer self-service activities. Specific modules within Care Express facilitate Electronic Bill Payment and Presentment and/or Self-Care activities including account management and new subscriber acquisition. “Basic” and “Additional” Care Express Services are further described in Exhibit C-4.

Module A - Care Express Electronic Bill Payment and Presentment. This module facilitates presentment of a subscribers current bill and past statements in an electronic format via the service providers website. Care Express also enables payment of the current bill with EFT/ACH, credit card or PIN-less debit cards.

Module B - Care Express Self Ordering/Account Management/Customer Acquisition. This module facilitates customer self-service activities including online ordering and provisioning of services for new subscribers. Care Express also allows current subscribers to upgrade their services and manage their account information through an Internet interface.

Module C - Consolidator Services:

Consolidator Services facilitate the distribution of consumer statement information (e.g. bill), in an electronic summary record format, to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the consumer.

Consolidator Services include:

•	Managing consumer enrollments

•	Electronic presentment of bill summary to multiple bill aggregation points. (e.g. bank website, Internet portal or other personal financial website).

•	Coordinating payment processing.

•	Facilitating necessary communications between CSG and Consolidator Services provider on behalf of a Customer.

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Exhibit C-1

Electronic Payment Services (PayBill Advantage)

1. Electronic Payment Services. CSG will provide to each Customer the data processing services, including reasonable backup security in accordance with industry standards for such Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Core Services”) for Customer’s Subscriber accounts that elect to pay their Customer bill statements via electronic fund transfer.

2. Core Services.

(a) Consumer Debits. Each Subscriber will have the option to pre-authorize a debit to either their checking account or savings account on a recurring, monthly basis or on a one-time basis. The CCS system will automatically determine monthly debit date for recurring, monthly debits based on the Customers’ user data files. The Subscriber will determine the debit date for one-time payments. CSG or, if applicable, the third party merchant bank that originates the automated clearing house debit (“ACH Originator”) will be responsible for the disbursement, remittance and settlement of all funds. CSG will create and submit a pre-authorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for Subscribers who have pre-authorized monthly or one-time debits to be made from checking or savings accounts. The ACH Originator will submit to an automated clearing house data in the required format for the collection of the payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each debit will be submitted so as to effect the payment on the designated date. Each Customer shall designate the bank who will act as the ACH Originator for such Customer and shall enter into an agreement, on such terms and conditions as such Customer may approve in its sole discretion, with such ACH Originator if required by such ACH Originator. Current banks available for selection for electronic fund transfers are listed in Attachment A to this Exhibit C-1. A different or additional bank for electronic fund transfers may be added under a mutually agreed upon Statement of Work between a Customer and CSG providing for the creation of the necessary interface. The Core Services shall be rendered by CSG and the ACH Originator in compliance with all applicable laws, rules and regulations of any governmental authority and any clearing house or clearing house association, including without limitation, the operating rules of NACHA as amended from time to time.

(b) Credit of Remittances. CSG will post to a Subscriber’s CCS account a payment transaction for each processing Subscriber on the Subscriber’s collection day.

(c) Enrollment Process. Each Customer is responsible for obtaining a Subscriber’s authorization for such Subscriber’s electronic fund transfer to such Customer as required by NACHA, except for electronic fund transfers made pursuant to the Services described on Schedule C-4 of this Agreement (“EBPP Transactions”) in which case it shall be CSG’s responsibility to obtain such authorization. Except for EBPP Transactions, each Customer will input Subscriber type of account, bank account number, payment method, and bank routing information into the CCS system. With respect to recurring, monthly payments only, CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated. If the prenote process produces an error, the CCS system will automatically update the Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, the CCS system will automatically update the information on the CCS system. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined monthly payment date.

(d) Automatic Pre-Authorized Payments. CSG and the third party ACH Originator shall provide electronic fund transfer via ACH debit for both recurring, monthly payments and one-time payments. For recurring, monthly payments, CSG will submit a file to the ACH Originator three days prior to the date the debit is scheduled to take place. Additionally, the Subscriber payment amount submitted to the ACH Originator for recurring, monthly payments will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used. For one-time payments, CSG will submit a file to the ACH Originator on the date the payment is entered in to the CCS system. Additionally, the Subscriber payment amount submitted to the ACH Originator for one-time payments will be determined by the Subscriber. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

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(e) Settlement. The ACH Originator will credit the applicable Customer’s bank account for the gross ACH collection on the same day as the debit to its Subscriber’s checking or savings account.

(f) Settlement and Posting of Returns. The ACH Originator will settle daily returns against the applicable Customer’s bank account, as designated by such Customer from time to time. Settlement with each Customer will be done daily. Each day for which there are returns, the ACH Originator will initiate a debit to the Customer’s specified account for the total amount of debits received by ACH Originator that day. If the ACH Originator retries certain return items, first time NSF returns re-deposited by ACH Originator will not be debited to the Customer’s specified account Each Customer is ultimately responsible to cover on a daily basis all return debits incurred by ACH Originator and in the event collections have ceased, such Customer shall be obligated to pay within *** (**) **** any unfunded return amounts not funded to cover all remaining return debits. CSG will post to a Subscriber’s CCS account a returned payment transaction for each Subscriber whose electronic fund transfer payment is returned or reversed on the date that such return or reversal occurs.

(g) Record Keeping. Each Customer is responsible for maintaining Subscriber authorization forms for the minimum period required by applicable government laws or regulations, except for EBPP Transactions in which case it shall be CSG’s responsibility.

3. Optional Services. If a Customer desires CSG to provide other services in addition to the Core Services that are not otherwise offered pursuant to this Agreement, the Parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided pursuant to this Agreement (the “Optional Services”). The description of any such Optional Services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed by both Parties. Unless otherwise agreed in writing by the Parties in such amendment any such Optional Services shall be subject to the terms of this Exhibit.

4. Subscriber Authorization. Each Customer shall obtain from its Subscribers who elect to pay their Customer bill statements via electronic fund transfer the proper authorization for electronic fund transfer to and from such Subscriber’s savings account or checking account, as prescribed by NACHA, except for EBPP Transactions in which case such authorization shall be CSG’s responsibility. Each Customer will enter only authorizations which it believes to be valid for processing.

5. Collection Data. Each Customer shall update Subscriber account balance information to provide necessary data for the Core Services and Optional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

6. ACH Originator. Customers acknowledges and agrees that this Exhibit is only between Customers and CSG and, that as a result, Customers gain no relationship with institutions used by CSG for ACH processing on account of this Agreement. CSG shall be responsible for the obligations of the ACH Originator hereunder.

7. Subscriber Reports. If a Customer requests that CSG provide such Customer with a media containing information regarding such Customer’s Subscribers and related banking information and payment data, then such Customer shall pay the rates for such media set forth on Schedule F to this Agreement.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment A to Exhibit C-1

Banks Available for Electronic Fund Transfer Services*

****** ****

* ** ****** ***** ***** ** ********* ** ********* **** ******** ** * **** ******* **** **** ** ** ****** *****’* *** ************** ****. **** ******** ** ******** ** ***** ** *** *** ** *** ***** ******* ** **** *** ***** ***** ** ***** **** *** *, ****

* *** ****** ** *** ********** ******* ** *** ***** ******** **** ** ***** ** **** ********** * ** *** *** ** *** ***** ******* ** **** *** ***** *** ***** ******** **** ** ***** ** **** ********** * ** ***** **** *** *, ****.

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Exhibit C-2(a)

Recurring Credit Card Processing*

1. Recurring Credit Card Processing. CSG will provide to Customers, and Customers may purchase from CSG, data processing services which allow subscribers to have amounts owed automatically charged to their credit card on a monthly basis (the “Recurring Credit Card Processing Service” or for this Exhibit only, the “Service”). When Subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG approved merchant bank (see Section 2 below), to insure that the credit card information is accurate. Each Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between 10 and 25 days after the cycle date. Each Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG Systems will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the Subscriber’s CSG account. The merchant bank is responsible for all settlement processing and reporting. Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank. Recurring credit card payments will be identified on daily and monthly production reports.

2. Requirements. Allowable credit cards for the Recurring Credit Card Processing are Mastercard, VISA, Discover and American Express. Each Customer is responsible for establishing a merchant agreement with a CSG approved merchant bank**. Additional merchant banks may be added by CSG at a Customer’s request for additional fees through a mutually agreed upon Statement of Work. The merchant bank will assign all applicable merchant ID numbers. Each Customer must communicate their merchant ID information to CSG prior to using the Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.

3. Use of Credit Information. The parties agree that all information and data accessed through the Recurring Credit Card Processing Service is “Confidential Information” and as such shall kept strictly confidential in accordance with the Agreement.

4. Intellectual Property.

(a) No License. Customers will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Recurring Credit Card Processing Service.

(b) Restrictions on Use. Customers will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c) Ownership of Credit Data. Customers acknowledge that all information contained in the consumer credit information database is and will continue to be the exclusive property of CSG. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customers any right, title or interest in or to the consumer credit information database or any part thereof. Notwithstanding the above, any Customer Data contained in the consumer credit information is and will continue to be the exclusive property of Customers.

*	For purposes of this Agreement, Recurring and One-Time “Credit Card Processing” shall include processing for debit cards that do not require a pin number.
**	At this time, CSG approved banks include: Chase Merchant Services or Paymentech. CSG agrees that ***** ******** **** ** ***** shall be an approved bank no later than May 1, 2003. Additional merchant bank options shall be added upon a Customer’s request if the parties mutually agree on a statement of work for development of the necessary interface.

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Exhibit C-2(b)

One-Time Credit Card Processing

1. One-Time Credit Card Processing. CSG will provide to Customers, and Customers may purchase from CSG, data processing services which allow subscribers to charge amounts owed via credit card (the “One-Time Credit Card Processing Service” or for this Exhibit only, the “Service”). Credit Card payments can be accepted online through either the work order system or the payment entry. This feature involves real-time credit card authorizations via an interface with a third party credit card processing system. Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online. CSG will create and transmit a nightly settlement file to the merchant banks’ processing center. All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the Subscriber’s account the day it was entered, up to 9 p.m. central time. One-time credit card payments will be identified on daily and monthly production reports. The merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.

2. Requirements. Allowable credit cards for the One-Time Credit Card Processing are Mastercard, VISA, Discover and American Express. Each Customer is responsible for establishing a merchant agreement with a CSG approved bank*. The merchant bank will assign all applicable merchant ID numbers. Each Customer must communicate their merchant ID information to CSG prior to using the Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.

3. Use of Credit Information. The parties agree that all information and data accessed through the One-Time Credit Card Processing Service is “Confidential Information” and as such shall kept strictly confidential in accordance with the Agreement.

4. Intellectual Property.

(a) No License. Customers will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the One-Time Credit Card Processing Service.

(b) Restrictions on Use. Customers will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c) Ownership of Credit Data. Customers acknowledge that all information contained in the consumer credit information database is and will continue to be the exclusive property of CSG. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customers any right, title or interest in or to the consumer credit information database or any part thereof. Notwithstanding the above, any Customer Data contained in the consumer credit information is and will continue to be the exclusive property of Customers.

*	At this time, CSG approved banks include: ***** ******** ********, **********, *** **** ****, ********** ********, ***** *****, ***** ***, *** **** ** ******. Additional banks may be added by CSG at a Customer’s request for additional fees through a mutually agreed upon Statement of Work. CSG agrees to use reasonable efforts to add ***** ******** **** ** ***** to this Attachment A by the end of the first quarter of 2003 and shall add ***** ******** **** ** ***** as an approved bank no later than May 1, 2003. Additional merchant bank options shall be added upon a Customer’s request if the parties mutually agree on a statement of work for development of necessary interface.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-3

Card Account Update (Visa/Acxiom)

1. Card Account Update (Visa/Acxiom). CSG will provide to Customers, and Customers may purchase from CSG, data processing services which automatically refresh VISA cardholder account numbers and expiration dates for merchants that use ***** ******** ******** for recurring credit card processing (the “Card Account Update Service”).

2. Requirements. A Customer must use ***** ******** ******** for recurring credit card processing in order to utilize the Card Account Update Service. TWC acknowledges that TWC and ***** ******** ******** must execute an Amendment to the Merchant Bankcard Processing Agreement entered into between TWC and ***** ******** ******** before Customers may use the Card Account Update Service. Customers also acknowledge that the Card Account Update Service must be used with either CSG’s CCS/BP (formerly CCS®) or ACSR® systems.

3. Use of Credit Information. Each Customer that purchases the Card Account Update Service agrees that it shall keep all information and data accessed through the Card Account Update Service strictly confidential. Each such Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between such Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, (v) government licensing, or for other “permissible purposes” as defined by the Fair Credit Reporting Act (“FCRA”), and will neither request nor use any such information for any other purpose.

4. Intellectual Property.

(a)	No License. Customers will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Card Account Update Service.

(b)	Restrictions on Use. Customers will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of VISA, ***** ******** ********, ******, or their respective affiliates, whether registered or unregistered, without the prior written consent of the applicable party.

(c)	Ownership of Credit Data. Customers acknowledge that all information contained in the consumer credit information database is and will continue to be the exclusive property of CSG’s provider of the Card Account Update Service. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to any Customer any right, title or interest in or to the consumer credit information database or any part thereof.

5. Data Accuracy. Customers acknowledge that the Card Account Update Service is only accurate to the extent a Card issuer participates in the service and that many Card issuers do not participate in the service. Furthermore, Customers acknowledge that CSG is not responsible in any way for the accuracy or the completeness of data which may be accessed as part of this service. At this time, Visa is the only credit card type offering the service of tracking and reporting replacement credit card numbers and expiration dates. As part of the Card Account Update Service, Visa can also report if a Visa credit card number replaced a MasterCard credit card number.

6. Termination. Visa may terminate Customers’ participation in the Card Account Update Service, or terminate the service in its entirety, at any time. ***** ******** ********’ bankcard processing relationship with TWC, and thus the Card Account Update Service, may be terminated at any time pursuant to the terms and conditions set forth in Merchant Bankcard Processing Agreement entered into between TWC and ***** ******** ********. CSG assumes no liability of any kind that arises out of the termination of Customers’ participation in the Card Account Update Service by either Visa or, so long as ***** ******** ******** such termination was not caused by a material breach by CSG.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-4

CSG CARE EXPRESS - SERVICE BUREAU

ELECTRONIC BILL PRESENTMENT AND PAYMENT, SELF CARE, AND CONSOLIDATOR SERVICES

1. Basic Services. During the Term and on the terms and conditions described herein, CSG will provide, and each Customer may purchase from CSG, the electronic bill presentment and payment services and the subscriber self care services provided via module A and B of Care Express (as updated and upgraded from time to time) as identified on Attachment A attached hereto (the “Basic Care Express Services”) for such Customer’s Subscriber accounts.

2. Additional Services. In the event TWC desires for CSG to provide other services in addition to the Basic Care Express Services (“Additional Care Express Services”), the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which the Additional Care Express Services shall be provided to Customers unless such terms and conditions are already provided for in this Agreement. The description of any such Additional Services, and any other terms and conditions related thereto, shall be set forth in an addendum to this Schedule signed and dated by CSG and TWC. Unless otherwise agreed in writing by TWC and CSG in such addendum, any Additional Services shall be subject to the terms of this Schedule. The Additional Services include, but are not limited to (i) special computer runs or reports, special accounting and information applications not described on Attachment A or otherwise included within the functionality of Care Express; (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement; and (iii) the distribution of Subscriber statement information to aggregation points described in Module C of Attachment A hereto and on Attachment B hereto (the “Consolidator Services”). The designation of “Additional Care Express Services” in any Affiliate Addendum shall mean only the Consolidator Services unless further Services related to Care Express, and the pricing therefor, are clearly identified therein.

3. Implementation. With respect to each Customer that has elected to receive the Basic Care Express Services and/or the Consolidator Services, until such Services have been fully implemented and are available to all of such Customer’s Subscribers, CSG and such Customer shall hold weekly telephone conference meetings to review the status of the implementation, any open issues, the implementation schedule, upcoming implementation activities and any other matters relevant to the implementation (“Weekly Implementation Call”). Within two business days of each Weekly Implementation Call, CSG shall distribute to such Customer, via e-mail, a written summary of such Weekly Implementation Call, all issues decided upon during such call, any action items for which each party is responsible, and an updated implementation schedule.

4. Subscriber Reports. If a Customer requests that CSG provide such Customer with a tape or other media, or an electronic file transmission, containing data housed in CSG’s Care Express database regarding such Customer’s Subscribers, then such Customer shall pay the fees set forth on Schedule F to the Agreement for each such data extract report.

5. Compliance with Laws. CSG (a) shall, with respect to designing and providing the Basic Care Express Services and/or Additional Care Express Services hereunder (collectively, the “Care Express Services”), be responsible for complying with all laws, rules, regulations and requirements of (i) the Electronic Fund Transfer Act (15 U.S.C. § 1693 et seq.) (the “EFTA”) and Regulation E issued by the Board of Governors of the Federal Reserve System pursuant to the EFTA (12 C.F.R. Part 205), the Electronic Signatures in Global and National Commerce Act (15 U.S.C. § 7001 et seq.) (“E-Sign”) and any implementing regulations thereunder, and the Uniform Electronic Transactions Act, each as amended from time to time, (ii) any credit card or debit card processor or association applicable to the processing of credit card or debit card payments, as amended from time to time, or (iii) any clearing house or clearing house association, including without limitation, the operating rules of NACHA as amended from time to time, and any additional laws, rules, or regulations of any governmental authority or third party hereinafter enacted or issued, in each case, that are applicable to the Care Express Services or the billing or payment transactions initiated through the Care Express Services (collectively, the “Legal Requirements”) and shall bear all risk of noncompliance with the Legal Requirements in connection with the design, development, implementation or a Customer’s non-fraudulent use of any of the Care Express Services including, without

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limitation, enrollment of Subscribers via Care Express to receive or utilize any of the Care Express Services, a Subscriber’s election to receive such Subscriber’s bill statement and all legal notices that would otherwise be distributed as bill inserts with a paper bill statement in electronic format only, a Subscriber’s election to pay a Customer’s bill via preauthorized transfer, required notices of preauthorized transfers that vary in amount, and archiving of Subscriber authorizations for electronic fund transfers for the minimum period required by the applicable Legal Requirements; and (b) shall, indemnify, defend and hold harmless each Customer and TWC, and their respective Related Parties from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from the breach by CSG of the obligations set forth in clause (a) of this Section. Notwithstanding anything to the contrary in this Section, each Customer and TWC shall indemnify, defend and hold harmless CSG and its Related Parties from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from (i) CSG complying with instructions or directives of Customer but only after written notice to TWC pursuant to Section 12.9 of this Agreement describing the possible conflict with a Legal Requirement and a subsequent request by the Vice President of Operational Support Systems for TWC or a superior officer of TWC (and not from a Participating Affiliate) that CSG comply with such Customer or TWC request, (ii) any chargeback, stop payment, reversal, recall, recredit or other similar right or any claim by any Subscriber to any such right where such action is taken for a reason other than an error by CSG or its subcontractors with respect to a payment initiated with respect to such Subscriber, and (iii) any and all laws, rules, regulations and requirements applicable to the Care Express Services other than the Legal Requirements (including, without limitation, any privacy or consumer protection laws other than the Legal Requirements and any laws specific to the business or industry of a Customer or TWC), excluding any laws, rules, regulations or requirements applicable to CSG.

6. Collection Data. In the event a Customer uses a third party vendor to provide services included in the Care Express Services that require data transfer and/or data transmission between CSG and the Customer, CSG shall not be liable for any inaccurate Subscriber account balance set forth in a bill statement presented electronically by CSG pursuant to this Agreement or for initiating an electronic fund transfer or credit card charge in an amount that is not equal to the Subscriber’s true and accurate account balance as of Customer’s Statement Closing Date (as defined on Schedule K of this Agreement) where such error is caused by the failure of a Customer or third party vendor to provide Subscriber information updates and data (including, but not limited to, account balance) to CSG.

7. Service Warranty. CSG warrants that all Care Express Services shall be provided to TWC and Customers in a good and workmanlike manner and in accordance with the prevailing industry standards, and CSG warrants that it shall cause the recurring bill payments initiated by Subscribers via the Care Express Services to be made in the correct amounts from the correct Subscribers’ accounts on the bill payment due date for Subscribers predetermined by the applicable Customer and shall cause one-time bill payments initiated by Subscribers via the Care Express Services to be made in the correct amounts from the correct Subscribers’ accounts on the payment date elected by such Subscribers. Either TWC or the applicable Customer shall notify CSG, and CSG shall notify TWC and the applicable Customer(s) promptly upon its discovery of any breach of the foregoing warranties. In case of breach of the foregoing warranty to a Customer for the Care Express Services, CSG’s exclusive liability to such Customer, and such Customer’s exclusive remedies, will be: (a) to obtain the prompt reperformance or the correction of the Care Express Service at CSG’s expense and, in any event, within ****** (**) **** of CSG’s receipt of notice or discovery of such breach, (b) to receive payment by CSG of such Customer’s actual direct damages related to the breach of this warranty, subject to the limitations set forth in Sections 9.2 of the Agreement, (c) the termination remedies set forth in Section 6 of the Agreement. The foregoing shall not limit CSG’s indemnification obligations under this Agreement.

8. Consolidator Capability. All Consolidator Services shall be provided, after completion of the implementation services, for the fees set forth in Schedule F to the Agreement, directly through ********* ******* *********** for as long as CSG has an agreement with ********* ******* ***********, including whichever interfaces, functionality and Network Participants (as defined on Attachment B) as ********* ******* ***********, in its sole discretion, decides to utilize. Additional Consolidator Service providers (********* ******* *********** and each such additional provider, a “Consolidator”) may be added by CSG and TWC under mutually agreed upon terms and conditions (including, without limitation, pricing and the service level agreement applicable thereto) in an Addendum to this Exhibit. Attachment B hereto sets forth the terms and conditions applicable to the Consolidator Services provided by ********* ******* ***********.

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9. Payment Processing. Payment processing for all payment transactions initiated via a Customer’s Biller Direct Site (as defined on Attachment A hereto) shall occur in accordance with Exhibits C-1 and C-2(a) and (b). Payments made via Consolidator Services shall occur in accordance with the Electronic Remittance Agreement between the Customer and ********* ******* ***********.

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Attachment A

Care Express is an Internet product with three modules, which include features and functions for Electronic Bill Presentment and Payment (Module A), Self-Care/Account Management/Subscriber Acquisition (Module B) and Consolidator Services (Module C)*. These modules may be implemented in conjunction with one another or as separate entities. The features and functions within each of these modules are managed through the Administration Module.

*	Module C requires the installation of Electronic Bill Payment and Presentment (Module A) prior to implementation.

Implementation of Care Express includes:

•

For each Customer, CSG shall implement Care Express in order develop a website for each, to be hosted by CSG, through which Subscribers of such Customer may view and pay their respective bill statements from such Customer (“Biller Direct Site”). The form, flow, function and content of the Biller Direct Site must be reasonably satisfactory to the applicable Customer and shall be linked to such Customer’s website in a manner that is reasonably acceptable to such Customer. The Biller Direct Site developed by CSG for each Customer shall have a look and feel that is consistent with the look and feel of the web site of such Customer, and is otherwise reasonably satisfactory to such Customer.

•	CSG implementation project team:

•	CSG Project Implementation Manager

•	CSG Product Implementation Analyst

•	Other Business and Technical Support as needed for the project

•	Overall project management, status reporting and issue resolution

•	Guidance on business process change considerations and product application

•	Work with Customer to complete business requirements questionnaire and web screen(s)

•	Analyze the business requirements and provide CSG Development with the finalized version of the requirements.

•	Analysis, development, coding, and testing of Customer’s Care Express website

•	Prepare Care Express environment

•	Provide guidance on training approach and plan

•	Turnover of support responsibilities from the Implementation team to the CSG Account Specialist and Product Support Center

Additional details regarding specific deliverables are included in the SOW.

Module A - Electronic Bill Presentment and Payment

The following functionality is currently included in Care Express when only the Electronic Bill Presentment and Payment (EBPP) module has been implemented:

Bill Presentment

•	Upon completion of enrollment process, a Subscriber can immediately view and/or pay their bill

•

Bills are viewable through custom presentation and content templates which shall be reasonably similar to a Customer’s paper bill presentation and content templates except as otherwise approved by a Customer in its sole discretion, such approval not unreasonably withheld

•	Current bill (containing all relevant account information set forth in the Customer’s paper bill statements to Subscribers) available for all Subscribers immediately upon registration

•	E-mail notification of bill availability sent to registered users

•	Bill archive maintained for registered users for up to and including 6 months

•	All bill messages including, text based messages, regulatory and/or legal messages, set forth on the paper bills of a Customer shall also appear on the bills of such Customer presented electronically

•

All required legal notices/documents included as bill inserts by a Customer in its paper bills for the cable system in which a Subscriber is located will be presented electronically via either embedded messages or a link to the appropriate notice/document, as such Customer and CSG shall mutually agree.

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Bill Payment*

•	Payment methods include:

•	One-time EFT/ACH, credit card and PIN-less debit cards

•	Registered user presented with payment authorization message at time of payment

•	Recurring credit and PIN-less debit cards

•	Recurring EFT/ACH

•	Subscriber authorization for selected payment method

•	Commercially reasonable means of verification of Subscribers’ bank routing and account numbers

•	Real-time credit card and debit card authorization

•	Credit and debit cards accepted are: Visa, Master Card, American Express and Discover

*	Requires electronic banking relationship with a CSG approved bank/card processor as set forth on Exhibits C-1 and C-2(a) and (b).

Subscriber Registration and Maintenance

•	Internet registration for new users of Care Express services

•	E-mail notification of successful initial registration sent to registered users

•	Internet maintenance of registered user information such as E-mail address and password

•	Optional setting to turn off the printing and mailing of paper statements

Additional Account Management Items

•	Registered users can change “Bill-to” information

•	Registered users can change phone numbers

•	Registered users can change Internet login ids and PC equipment information

•	Registered users can enroll (or cancel) recurring credit card and PIN-less debit card

•	Registered users can enroll in (or cancel) recurring EFT/ACH

•	Registered users can change their recurring payment information

•	Registered users can change their Care Express e-mail address

•	Registered users can change their Care Express password

Module B - Self-Ordering/ Self-Care/Subscriber Acquisition

The following functionality is currently included in Care Express Module B when only the Self Care/Account Management/Subscriber Acquisition module has been implemented:

New Subscriber Acquisition (New Connect)

•	Non-registered Users can view available services

•	Non-registered Users can select available services

•	Non-registered Users can establish installation date

•	Includes confirmation of dwelling serviceability

•	Includes user-friendly error handling

•	Includes web-only service descriptions

•	Internet orders include login id, password and PC equipment information

•	Includes update capability for services and scheduling date

Request for Service Upgrade or Sidegrade

•	Registered users can select available services to add to their existing accounts

•	Registered users can view available services

•	Includes user-friendly error handling

•	Includes web-only service descriptions

•	Includes support for no-truck and truck roll orders

•	Includes update capability for services and scheduling dates

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Order Pay-Per-View Movies and Events

•	Registered users can view pay-per-view schedules

•	Registered users can order pay-per-view movies and events

Subscriber Registration and Maintenance

•	Internet registration for new users of Care Express services

•	E-mail notification of successful initial registration sent to registered users

•	Registered users can change “Bill-to” information

•	Registered users can change phone numbers

•	Registered users can change Internet login ids and PC equipment information

•	Registered users can change their Care Express e-mail address

•	Registered users can change their Care Express password

•	Optional setting to control the printing and mailing of paper statements

Customer Administration Module: Features & Functions listed below are applicable to both Module A and Module B unless otherwise noted.

Provide end-user support

•	Customer has the same view into Care Express as the Subscriber (i.e. end-user)

•	Customer can retrieve account information by either account number or name

Control Customer Administrative-user access level

•	Secure login access path (user ID and password in SSL site) for Customer Administrative user (supervisor) and basic user (CSR)

•	Update Customer Administrative user passwords and access/security level

•	Capability to automatically unregister users who have not logged into the website for a given period of time. Customer Administrative user may set parameters to define specific period of time.

View Reports

•	Payment transactions by status (Module A only)

•	Unposted (pending) payments (Module A only)

•	Successful payments (Module A only)

•	Failed payments for one-time payments via Care Express

•	Registered users

•	Number of suppressed hardcopy statements

•	Self-care transactions

•	Selectable by date ranges

•	Printer friendly version of reports available

•	Listing of Registered Subscribers, payment method, and where relevant identification of Aggregator through which bill payment is made

Note: Care Express monthly reports are available via Care Express Customer Administration Module within three (3) business days after the close of the Customer’s billing cycle. Information not available via Care Express reports may be accessed using CSG’s Vantage reporting tool.

Client control of various web page displays, look and feel

•	Real-time web site update (add, change, delete) of services, groups of services and service descriptions

•	Control available work order scheduling time slots and descriptions

•	Control user-friendly error message descriptions

•	Control work order rescheduling availability (# of hours before install date to disallow rescheduling)

•	Changes can be made by system print agent (“SPA”) ranges for efficiency (changes can be made to service codes, event codes, package codes either specific to the SPA or across all SPA’s).

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Marketing

•	Support for CSG’s Enhanced Statement Presentation® messages (Regulatory and Marketing) as defined by the Customer during initial implementation

•	Space available for banner ads

Security

•	Web site access restricted to customer defined servers

•	Data and applications restricted to authorized users only

•	SSL (Secure Socket Layer) 3.0 (SSL version to be upgraded as needed to maintain industry standard) compliant

Customer will have the ability to customize their Care Express, Module A and/or Module B web pages to maintain consistency between the look and feel of their corporate Internet web site. The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation.

Web pages within the Customer Administration Module include specifically defined areas for Customer colors, graphics and logos. All other areas, workflow, navigation and design within the Customer Administration Module will have a universal format and presentation to the end-user as dictated by CSG.

All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

Module C - Consolidator Services*:

Consolidator Services facilitate the distribution of Subscriber statement information (e.g. bill), in an electronic summary record format, to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the Subscriber.

Consolidator Services include:

•	Managing Subscriber enrollments

•	Electronic presentment of bill summary to multiple bill aggregation points. (e.g. bank website, Internet portal or other personal financial website).

•	Coordinating payment processing.

•	Facilitating necessary communications between CSG and Consolidator Services provider on behalf of Customer.

*	Implementation of Consolidator Services (Module C) requires Electronic Bill Payment & Presentment (Module A) be installed.

Implementation Services

•	To be included in each mutually agreed to Statement of Work specific to each Customer.

Training Services

•	For each Customer utilizing the Services, a Train-the-trainer class entitled Application Usage for Care Express will be provided by CSG.

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Attachment B:

Consolidator Services

The following terms and conditions are applicable to the Consolidator Services provided by CSG to a Customer under this Agreement. CSG and Customers are collectively referred to herein as the “Parties” and individually as a “Party.”

Definitions.

“*********” ** ******* ** ********* ******* *********** *** *** ******* ************.

“Consolidator” is defined as a bill aggregator. Currently the Consolidator Services are provided directly through *********.

“Network Participant” is defined as any third party consumer service provider that CheckFree Service Corporation decides, in its sole discretion, to include in its network.

“Transaction” is defined as a bill distributed by CSG to a Consolidator as the direct result of a Subscriber’s enrollment to receive such Subscriber’s bill from a Customer through such Consolidator.

“User” is defined as the Customer’s subscriber (normally, but not limited to, an individual consumer) who receives the electronic billing summary and/or detail billing information.

1. Scope of Agreement.

For the fees set forth in Schedule F of the Agreement, CSG agrees to implement the Consolidator Services (as described herein and in Attachment A to Exhibit C-4 of the Agreement) for each Customer that requests such Services and to provide the Consolidator Services to such Customer for use by Users who enroll in the Consolidator Services. Additional Consolidators may be added by CSG and Customer(s) under mutually agreed upon terms and conditions (including, without limitation pricing and the service level agreement applicable thereto) in an Amendment to the Agreement. CheckFree shall not be removed as an available Consolidator without TWC’s prior written consent. Each Customer will be charged the Transaction Fee set forth on Schedule F of this Agreement for every bill or bill summary record sent to the Consolidator by CSG as a result of a Subscriber’s enrollment to receive such Customer’s bill through such Consolidator. No other fees shall apply to Consolidator Services effected through CheckFree and described on Attachment A or this Attachment B to Exhibit C-4. Additional features that are added to the Consolidator Services as defined in Exhibit C-4, may incur additional charges as mutually agreed by CSG and Customer(s) in writing.

2. Modifications in the Consolidator Services.

Upon giving reasonable advance notice to Customers, CSG, at its expense, may make any modifications, changes, adjustments or enhancements to the Consolidator Services which it considers to be required by law or governmental regulation. CSG, at its expense, may make any other modifications, changes, adjustments or enhancements to the Consolidator Services not covered by the previous sentence, which do not affect CSG obligations under this Agreement, do not diminish the functionality of the system, and do not have an adverse effect on Customers. CSG agrees to provide Customers with at least ***** (**) **** advance notice of any new releases of the Consolidator Services utilized by Customers or Users.

3. File Security, Retention and Transfer at Time of Termination.

CSG shall take all reasonable precautions to prevent the loss or alteration of each Customer’s computerized files and records accessed or retained by CSG. CSG, shall, at its expense, keep copies of the source documents of the information delivered to Consolidator and shall maintain a backup procedure for reconstruction of lost or altered CSG computerized files and records for at least *** (*) ***** from the closing date of a Subscriber’s account.

4. CSG Obligations.

4.1.

CSG will assign resources and complete implementation tasks such that following the implementation kick-off meeting, use of the Consolidator Services can commence within a mutually agreed upon timeframe which shall not be later than the

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

time required pursuant to Schedule K. Until implementation of the Consolidator Services has been completed with respect to a Customer that has requested such Services, CSG and such Customer shall follow the procedures set forth in Section 3 (Implementation) of Exhibit C-4 with respect to the implementation of the Consolidator Services.

4.2.	CSG will use enrollment records to designate Users on its internal billing systems, and CSG, thereafter for so long as this Attachment B remains in effect, or until it has received instructions to the contrary from the Customer or User, will deliver a User’s bills electronically using the Consolidator Services; provided, however that a User’s paper bill statement will not be turned off unless CSG receives a specific instruction from the applicable Customer to such effect.

4.3.	CSG will transmit accurate and timely User billing summary data to Consolidators and CSG will respond to general Customer inquiries regarding the Consolidator Services and specific billing related inquiries. Customer will respond to all other general User inquiries. CSG shall cause the Consolidators to accurately display to the User the User billing summary data transmitted by CSG to such Consolidators.

4.4.	CSG will cause the Consolidators to comply with the standards set forth on Schedule K applicable to the Consolidator Services. The Consolidators shall constitute subcontractors of CSG under this Agreement and CSG shall be responsible for the obligations of the Consolidators hereunder.

5. Customer Obligations

5.1.	Customer will respond to general User inquiries regarding the Consolidator Services and specific billing related inquiries.

6. Bill Payment Service.

6.1.	If required, Customer will establish the ability to accept electronic payments and remittance filesmade by a Subscriber from the Consolidator. If a Customer has elected not to receive the PayBill Advantage Services described on Exhibit C-1, then all costs to enable an electronic connection between the Customer and the designated Consolidator to facilitate electronic payment & remittance files are solely the responsibility of the Customer.

6.2.	Each User will have the ability to utilize Consolidator’s electronic bill payment service to pay bills presented via the Consolidator Services.

6.3.	Pursuant to an Electronic Remittance Agreement between a Customer and CheckFree Service Corporation, Consolidator will collect and electronically deliver to such Customer payments submitted by Users, debited from Users’ designated bank accounts (the “Debit Entries”).

6.4.	Pursuant to an Electronic Remittance Agreement between a Customer and CheckFree Service Corporation , the data file of payments instructions will be electronically transmitted to the designated Customer daily by Consolidator in a mutually agreed upon format. The data will be *** ******* ******* (***%) ** balance with the expected amount of funds every day.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-5

[Credit Verification Services (Experian)] or [Risk Management Services (Equifax)]

1. [Credit Verification Services (Experian)] or [Risk Management Services (Equifax)]. CSG will provide to Customers, and Customers may purchase from CSG, those consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, (the “[Credit Verification] or [Risk Management] Services”) for any of such Customer’s Subscriber accounts elected by such Customer. Prior to CSG’s obligation to provide the services set forth in this Exhibit C-5 to any Customer, each Customer shall execute a processing agreement with either Experian or Equifax.

2. Use of Credit Information. Each Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between such Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, (v) government licensing, or for other “permissible purposes” as defined by the FCRA, and will neither request nor use any such information for any other purpose.

3. Confidential Treatment. Each Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4. Intellectual Property.

(a) No License. Customers will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the [Credit Verification] or [Risk Management] Services.

(b) Restrictions on Use. Customers will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG’s provider of the [Credit Verification] or [Risk Management] Services (the “Vendor”) or its affiliates, whether registered or unregistered, without CSG’s Vendor’s prior written consent.

(c) Ownership of Credit Data. Customers acknowledge that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customers any right, title or interest in or to the consumer credit information database or any part thereof.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-6

Enhanced Past Due Notices.

1. Development and Production of Enhanced Past Due Notices. CSG shall develop a customized enhanced past due notice (the “Enhanced Past Due Notice” ) for a Customer’s Subscribers. The Enhanced Past Due Notices may include CSG’s or such Customer’s Intellectual Property. Such Customer may elect to use CSG’s generic Enhanced Past Due Notice format or have CSG develop custom Enhanced Past Due Notices for Customer. If such Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will perform the design, development and programming services related to design and use of the Enhanced Past Due Notices (the “Enhanced Past Due Notice Work”) and create the Enhanced Past Due Notice Work product deliverables (the “Enhanced Past Due Notice Work Product”) set forth in a separately executed and mutually agreed upon Enhanced Past Due Notice Work Order (the “Enhanced Past Due Notice Work Order”) by the completion date set forth on the Enhanced Past Due Notice Work Order. The Enhanced Past Due Notice will contain such Customer’s and CSG’s Intellectual Property set forth on the Enhanced Past Due Notice Work Order. Such Customer shall pay CSG the set up fee for the Enhanced Past Due Notice Work and the Enhanced Past Due Notice Work Product set forth on the Enhanced Past Due Notice Work Order upon acceptance of the Enhanced Past Due Notices in accordance with the Enhanced Past Due Notice Work Order. Except with respect to such Customer’s Intellectual Property, such Customer agrees that the Enhanced Past Due Notice Work and Enhanced Past Due Notice Work Product as well as the generic Enhanced Past Due Notice shall be the sole and exclusive property of CSG. Such Customer shall have no proprietary interest in the Enhanced Past Due Notice Work Product, generic Enhanced Past Due Notice or in CSG’s billing and management information software and technology and agrees that the Enhanced Past Due Notice Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Enhanced Past Due Notice Work and the Enhanced Past Due Notice Work Product, CSG will produce Enhanced Past Due Notices for such Customer. Except as otherwise set forth in an Enhanced Past Due Notice Work Order between a Customer and CSG, if such Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will develop one custom format; multiple custom formats shall not be used.

2. Supplies. CSG shall purchase such Customer’s requirements of Enhanced Past Due Notices supplies necessary for production and mailing of the Enhanced Past Due Notices. Such Customer shall pay CSG the rates set forth in Schedule F for the purchase of such supplies. Unless such Customer requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices. A Customer may elect to use custom paper stock for generic and custom Enhanced Past Dues for the fees set forth in Schedule F. Enhanced Past Due Notices will be mailed in generic envelopes.

3. Right of Customer’s Intellectual Property. Each Customer that purchases Enhanced Past Due Notices Services from CSG provides to CSG a non-exclusive right to use all of Customer’s Intellectual Property necessary (as designated by such Customer on the Enhanced Past Due Notice Work Order) to design, produce and mail the Enhanced Past Due Notices directly or indirectly. Each such Customer represents and warrants that it owns or has licensed all of such Customer’s Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG’s use of such Customer’s Intellectual Property on the Enhanced Past Due Notices will not constitute a misuse or infringement of such Customer’s Intellectual Property or an infringement of the rights of any third party. Each such Customer will immediately advise CSG of the loss of such Customer’s right to use any of such Customer’s Intellectual Property and will advise CSG of all copyright and other notices that must be used in connection with such Customer’s Intellectual Property and of any restrictions on use of such Customer’s Intellectual Property relevant to CSG’s activities hereunder.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule D

DESIGNATED ENVIRONMENTS

The Designated Environment information in this schedule applies only to the CSG Products actually licensed by a Customer and may be subject to change prior to installation of a Product upon prior notice by CSG in accordance with Section 2.4.

The Support Services do not include support of the products if used outside the Designated Environment (i.e., other hardware, software, or other modifications have been introduced by a Customer that are outside the Designated Environment). In such a case, CSG may agree to provide customized technical support to such Customer for a mutually agreed upon fee for such Services.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® Designated Environment

Effective: 10/02	Page 1 of 6

The ACSR product family includes:

•	ACSR
•	ACSR Technology Based Training (TBT)
•	Customer Interaction Tracking (CIT)
•	CIT TBT (Included within the ACSR TBT)
•	ACSR Telephony TBT
•	Application Object Interface (AOI)

Product Compatibility Matrix for the ACSR Family of Products

	ACSR	ACSR TBT	Telephony	CIT	CIT TBT	AOI with DDE	AOI with TCP/IP
Operating System
Windows NT	Yes	Yes	Yes	Yes(1)	Yes	Yes	Yes
Windows 2000 (Professional)*	Yes	Yes	Yes	Yes	Yes
Windows XP** (Professional)	Yes	No	Yes	Yes	No	No	Yes
Sun Solaris	Yes	No	No	No	No	N/A	Yes

*	Please Note: This is the ‘Professional’ edition not the ‘ME’. (Millennium Edition). To Use Windows 2000, the workstation must be set to Power User. If you would prefer to not change the workstation security to Power User, you can manually install a security template on each workstation. The appropriate template is compat*.inf and is found at: http://www.microsoft.com/windows2000/en/professional/help/sag_SCEdefaultpols.htm
**	Listed below are details specific to Windows XP and requirements that must be followed in order for the ACSR application to execute properly.

1.	Supported version is Windows XP Professional Edition. The Windows XP Home Edition will not be supported.
2.	CSG strongly recommends the installation of the XP security patch referenced in the Microsoft Security Bulletin MS01-059 and dated 12/20/01 for all customers using the XP OS. More information about this patch can be found at the following Microsoft link: http://www.microsoft.com/technet/treeview/default.asp?url=/technet/security/bulletin/ms01-059.asp
3.	Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, there is one other option. As with Windows 2000, Microsoft has defined a compatible security template that opens up the default access control policy for the Users group. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

4.	To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

(1)	CIT coexists with Telephony (no Telephony specific functionality)

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® Designated Environment

Effective: 6/02	Page 2 of 6

ACSR Server Hardware(1)

Processor

Sun Ultra Sparc 2

Sun Ultra 10; Model 440 (128 MB RAM minimum)

Sun Ultra 2; Models 1200 and 2200

Sun Enterprise; Models 250, 450, 3500, 4500 (PROM v3.2.9 or earlier requires Patch 103346-08)

Sun Ultra 5 model 360 w/ 128 MB RAM minimum

CD-ROM (required for all servers)

ACSR/CIT Server(s) and Storage Array

Hardware

Sun Enterprise; Models 250, 450, 3500, 4500 (PROM v3.2.9 or earlier requires Patch 103346-08)

Sun SSA Models 112, 114 and 214

Sun Photon A5000

Sun E450 Storage Expansion

Sunblade models

Software

Sun Enterprise Volume Manager (Veritas Volume Manager) v3.1.1 plus patches (bundled with Sun SSA Models 112, 114, 214 and A5000)

ACSR/CIT Server Software

Operating System

Solaris 2.8 with current patch level required for new servers and ACSR/CIT

Database/Reporting (required for CIT)

Oracle v8.1.7.2 runtime (Enterprise Edition)

Tuxedo v6.5

Network/Communications

Brixton Server PU2.1 for Solaris - R4.1.2 (Both core and session components required)

Brixton 3270 Client for Solaris - R3.0.1.20 with brxtn3287 patch (If printing through TCP/IP, one copy is required for trouble shooting and one copy is required for each mainframe printer.) [One pkg per server]

Hewlett Packard Solaris Jet Admin Software Rev.D.6.21

Samba v1.9.15 p8 or Samba v1.9.15 p4 (for Windows)

(1)	Server model, number of CPUs, memory, and disk storage are based on individual customer requirements.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® Designated Environment

Effective: 6/02	Page 3 of 6

ACSR Distribution Server Hardware (Minimum Level)

Sun SPARC Station 5 - 170Mhz, 64MB RAM, 2.1G hard drive

S Sun Ultra 5 - 270Mhz, 64MB RAM, 4.3G hard drive, 24x CD, and 17” SVGA monitor

CD-ROM (required for all distribution servers)

ACSR Distribution Server Software

Solaris 2.5.1 supported for existed servers (ACSR Only)

Solaris 2.6 with current patch levels required ACSR/CIT

Solaris 2.8 with current patch levels (ACSR Only)

Brixton 3270 Client for Solaris - R3.0.1.20 with brxtn3287 patch (If printing through TCP/IP, one copy is required for trouble shooting and one copy is required for each mainframe printer.)

Hewlett Packard Jet Admin Software for Solaris Rev.D.6.21

Other ACSR Equipment

Network Cards/Devices

Sun Network Interface Hardware (Required with third party network providers)

Hewlett Packard Jet Direct EX (Printer Interface external box Required for system printing)

Printers

IBM 4226 - 533 characters per second (cps) - (work order printer) [supported, no longer sold]

IBM 4230 - (4I3 or 4S3) - 600 cps - (work order printer) (do not order with internal Ethernet card)

IBM 4232 - 600 cps - (work order printer)

Lexmark 4227 Plus- 533 cps - (work order printer)

IBM 6400 model 005 - (work order printer) [supported, no longer sold]

IBM 6400 model 050 - (work order printer) (with parallel port) (do not order with internal Ethernet card)

IBM 6400 models 008 and 012 - (For reports) [supported, no longer sold]

IBM 6400 model 010 and 015 (For reports) (with parallel port) (do not order with internal Ethernet card)

Hewlett Packard LaserJet 5000N- (For screen prints)

Okidata ML 320 Turbo - (For cash register receipts)

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® Designated Environment

Effective: 6/02	Page 4 of 6

ACSR Client Workstation Hardware

Processors	Platform
	Windows NT	Windows 2000 (Professional)	Windows XP (Professional)	Sun Solaris

Compaq, IBM, Gateway E3200-350 and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant. See examples of supported platforms (1)

	X	X	X	X
Sun Ultra 5				X
Random Access Memory (RAM)
64 MB(2)	X	X	X	X
Minimum Hard Drive Space Available for ACSR
1.2 GB	X	X	X	X
Speed See examples (1)
Minimum Video Requirements
1024 x 768 x 256 colors, small font	X	X	X	X
SVGA 15” Monitor	X	X	X	X
SVGA 17” Monitor	X	X	X	X
CD-ROM (3)	X	X	X	X

(1)	Examples of Windows NT, Windows 2000 supported workstations include:

•	IBM PC300PL Pentium III (500 MHz) or IBM PC300GL Pentium III (500 MHz)
•	Compaq Deskpro 4000N Pentium (233 MHz) [Windows NT v4.0 platform only]. ROM type 586V. (Other ROM types - check with manufacturer for Year 2000 readiness information)
•	Compaq Deskpro EN or EX Series Pentium III (600 MHz)
•	Dell OptiPlex GX Series Pentium IIl (600 MHz)
•	Gateway E3200-350 Pentium II NT workstation (with 128 Mb Ram)
•	The minimum speed supported is 133 MHz

(2)	128 MB of RAM or higher is recommended when purchasing new equipment
(3)	CD-ROM is recommended for all workstations except Compaq Deskpro 4000N.
*	See page 1

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® Designated Environment

Effective: 6/02	Page 5 of 6

ACSR Client Workstation Hardware

Operating Systems	Platform
	Windows NT	Windows 2000* (Professional)	Windows XP* (Professional)	Sun Solaris
Microsoft Windows NT v4.0 w/ Service Pack 4.0 or higher and Year 2000 fixes; or Service Pack 5. (Telephony workstations running Telephony Back Office require 32 bit drivers)	X
*Microsoft Windows 2000 with Service Pack 1.0		X
Microsoft XP			X
Solaris v2.6 with specified patches				X
Communications
Rumba 2000 version 6.0B	X	X	X
Brixton 3270 Client for Solaris in the HLLAPI environment - v3.0.1.120 with brtxtn 3287 patch				X

*	see page 1

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® Designated Environment

Effective: 6/02	Page 6 of 6

Database/Reporting	Platform
	Windows NT	Windows 2000* (Professional)	Windows XP* (Professional)	Sun Solaris
Oracle SQL*Net v2.1.4.1.4 runtime (for CIT; for PCs with Forest & Trees® reporting tool)	X
Oracle SQL*Net v2.3.4.0.0 for NT runtime (for Telephony)	X
Oracle SQL Forms v5.0.6.10.0 for NT runtime (for Telephony)	X
Forest & Trees® Builders Edition v6.11 or higher (Optional reporting tool for PCs performing reporting queries)	X	X
Other
Open Windows				X

*	See page 1

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® (web-enabled) Designated Environment*

Effective: 6/02	Page 1 of 2

Web Enabled ACSR Client Workstation Hardware

Processors

Processor must be able to support a Netscape 4.0 or higher or Internet Explorer 4.0 or higher (browsers must be able to support plug ins, or active X controls)

Tested platforms include: Compaq, IBM, Gateway E3200-350 and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.

Random Access Memory (RAM)

For Windows NT: 32 MB of RAM minimum

Minimum Hard Drive Space

Must be able to house a Netscape 4.0 or higher or Internet Explorer 4.0 or higher (browsers must be able to support plug ins or active X controls, 128-bit SSL encryption)

Speed

Pentium processor or better

Minimum Video Requirements

1024 x 768 x 256 colors, small font

SVGA 15” Monitor

SVGA 17” Monitor

Printers

IBM 4226 - 533 characters per second (cps) - (work order printer) [supported, no longer sold]

IBM 4230 - (4I3 or 4S3) - 600 cps - (work order printer) (do not order with internal Ethernet card)

IBM 4232 - 600 cps - (work order printer)

Lexmark 4227 Plus- 533 cps - (work order printer)

IBM 6400 model 005 - (work order printer) [supported, no longer sold]

IBM 6400 model 050 - (work order printer) (with parallel port) (do not order with internal Ethernet card)

IBM 6400 models 008 and 012 - (For reports) [supported, no longer sold]

IBM 6400 model 010 and 015 (For reports) (with parallel port) (do not order with internal Ethernet card)

Hewlett Packard LaserJet 5000N - (For screen prints)

Okidata ML 320 Turbo - (For cash register receipts)

Other

Microsoft mouse or 100% compatible mouse

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® (web-enabled) Designated Environment*

Effective: 6/02	Page 2 of 2

Web Enabled ACSR Client Workstation Software

Operating Systems (Tested) (Do to the nature of the Web Enabled product, any OS supporting the required browsers will be supported)	Windows NT	Windows 2000 (Professional)	Windows XP
Microsoft Windows NT v4.0 w/ Service Pack 4.0 or higher and Year 2000 fixes; or Service Pack 5.	X
Microsoft XP			X
Microsoft Windows 2000 with Service Pack 1.0		X

Other Software

Internet Explorer 4.0 or higher is recommended. Netscape Navigator 4.0 or higher can also be used however, requires additional configuration (see the Citrix client installation instructions). Browsers must be able to support Plug-Ins or Active X controls and 128-bit SSL encryption to maintain the secure link between your browser and the server.

Note: For enhanced security features, Internet Explorer and Netscape Navigator supporting 128-bit encryption. Most Web browsers do not offer 128-bit encryption as a standard, but do allow for it to be upgraded through a download. Encryption that is under 128-bit, such as 56-bit, will work, but will be less secure.

Citrix ICA Web Client v6.20, build 986 or higher

Networking Requirements

Internet connection via Internet Service Provider (ISP), direct connect or dial-up

*	This is the designated environment for ACSR 5.x running in CSG’s Web Enabled environment only. This document also covers the designated environment required for the Security Administration tool provided by CSG. Please refer to the ACSR designated environment for the standard ACSR product family.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Vantage Designated Environment

Effective: 6/02	Page 1 of 1

Using Vantage in the ACSR and/or ACSR Telephony Environment

The ACSR product runs on a TCP/IP network with a Sun Server acting as the SNA gateway. ACSR and Vantage can run on the same workstation but consideration must be given during installation to the overall network and workstation configuration. If the Vantage workstation is to use an existing AT&T Global Services circuit and that workstation does not have an InterNIC registered TCP/IP address, then additional consideration must be given to router configurations.

Consideration must be given to the overall environment in which Vantage runs. TCP/IP does not provide load balancing or prioritization on the line. Therefore, if an AT&T Global Services multi-protocol circuit is used for both Vantage and CCS/ACSR, consideration must be given to the estimated amount of activity that will be generated from Vantage. For all ACSR installations, prioritization is given to SNA traffic rather than TCP/IP based traffic. Consult CSG for specific installation and configuration information.

If the Vantage PC is to be used in the ACSR environment, the ACSR PC Workstation Requirements should be used for both Vantage and ACSR, with the inclusion of the additional Vantage software.

Vantage Hardware (1)

Processors

IBM, Compaq, and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.

Minimum PC Requirements

IBM, Compaq, or Dell that is Year 2000 ready - Pentium 166 MHz or better; 32 MB RAM or greater (2); 1.2 GB hard drive or larger (128 MB free space); CD-ROM; and a 56 KB modem (3)

Vantage Software (4)

PC Operating System Options

Windows NT

Windows 2000 (Professional) (5)

Windows XP (Professional)

Database/Reporting

Oracle8 Client for Windows 8.0.5.0.0 - 32-bit (plus maintenance)

Oracle8 Client for Windows 8.1.7.0.0 - 32-bit (plus maintenance)

Forest & Trees® Builder Edition 6.11 (plus maintenance), (6)  or

Forest & Trees® Builder Edition 6.50 (plus maintenance) (6)

Connectivity Requirements - One of the Following: (7)

Leased TCP/IP multi-protocol connection with minimum 56 KB (for example, AT&T Global Services), or

Dial-up connections through the AT&T secure network, or

Dial-up connections through Internet Service Provider

(1)	Vantage will operate only on a PC.
(2)	64 MB of RAM or greater is recommended
(3)	A modem is required only for dial-up connectivity.
(4)	All software must be loaded and operated per workstation. Network server versions and/or operations are not supported.
(5)	Windows 2000 requires Forest & Trees version 6.11 or higher on the Professional Edition (note this is not the Millenium Edition).
(6)	Oracle Client version 8.1.7. 0 is recommended with supported versions of Forest & Trees.
(7)	TCP/IP connectivity with an InterNIC registered TCP/IP address to CSG’s Millennium Data Center in Englewood, CO. The Vantage workstation must exist on the TCP/IP network.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Screen Express® Designated Environment

Effective: 6/02

Note: CSG Screen Express requires CSG ACSR and AOI. The AOI functionality that enables Screen Express functionality is included in the Screen Express license. AOI has other functionality than what is being used in Screen Express.

Screen Express CTI Server Requirements

CTI Server Environment:

NT server class machine with a Pentium III 650 MHz or greater; 256 MB RAM; 10 GB available hard drive space (1); network card (10MB min., 10BT or BNC); NT version 4.0, Windows 2000 Server or Windows 2000 Advanced Server, all with the latest service packs. TCP/IP protocol and MS IIS (Internet Information Server) 4.0 or greater installed. Requires remote access: CA-Unicenter Remote Control, pcAnywhere, VNC, or equivalent.

MS SQL 7 or SQL 2000 required for CTI Reporting.

Screen Express Desktop Workstation

Windows NT, 2000 or 2000 Professional, all with latest service packs; 32 bit; 200 MHz or greater; 64 MB RAM (2); minimum 3MB available hard drive space; network card (10MB min., 10BT or BNC). Windows NT version 4.0; TCP/IP protocol installed; ACSR must be on the workstation.

Screen Express ACD Options

Aspect ACD - version 6.2 Operating System - 8.2 inclusive. Requires Application Bridge Link (Ethernet) for ANI support and communication with the CTI server. Sites that have migrated to Aspect Contact Server not currently supported.

Lucent/Avaya Communications Definity G3 ACD - version 6.0 Operating System or greater and requires the raw ASAI Interface. Requires a MAPD gateway card for ANI support and to communicate with the CTI server.

Nortel/Meridian - Any Nortel Meridian ACD that supports Meridian Link “B” or greater, or SCCS (Symposium Call Center Server) 4.1.7 or greater. Nortel TSP (TAPI Service Provider) 2.1 or greater required for both of the above, and AST for phonesets activated.

Intecom IBX - For CTI functionality the switch platform must be an E series (E3M, E14M, E21M, etc.) running software release 4.10 or greater. Software packages must include PRI (Primary Rate Interface), ANI support, and OAI (Open Application Interface).

Siemens/Rolm - HICOM 300 series (9751/9006 or greater) with CallBridge for Workgroups. Both CSTA and TAPI versions supported.

(1)	Optional data logging features may require additional drive space if logging destination is local.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Message Express® Designated Environment

Effective: 6/02

Message Express CTI Server Requirements

Message Express Server Environment:

NT server class machine with a Pentium III 650 MHz or greater; 256 MB RAM; 10 GB available hard drive space (1); network card (10MB min., 10BT or BNC); NT version 4.0, Windows 2000 Server or Windows 2000 Advanced Server, all with the latest service packs. TCP/IP protocol and MS IIS (Internet Information Server) 4.0 or greater installed. Requires remote access: CA-Unicenter Remote Control, pcAnywhere, VNC, or equivalent.

MS SQL 7 or SQL 2000 required for Message Express.

Message Express Desktop Workstation

Windows NT, 2000 or 2000 Professional, all with latest service packs; 32 bit; 200 MHz or greater; 64 MB RAM (2); minimum 3MB available hard drive space; network card (10MB min., 10BT or BNC). Windows NT version 4.0; TCP/IP protocol installed; ACSR must be on the workstation.

Message Express ACD Options

Aspect ACD - version 6.2 Operating System - 8.2 inclusive. Requires native Application Bridge Link (Ethernet) for ANI support and communication with the CTI server. Sites that have migrated to Aspect Contact Server not currently supported.

RealTime Bridge required for Message Express.

Lucent/Avaya Communications Definity G3 ACD - version 6.0 Operating System or greater and requires the raw ASAI Interface. Requires a MAPD gateway card for ANI support and to communicate with the CTI server.

Avaya CMS report server access and custom report for agents/skills required for Message Express.

Nortel/Meridian - Any Nortel Meridian ACD that supports Meridian Link “B” or greater, or SCCS (Symposium Call Center Server) 4.1.7 or greater. Nortel TSP (TAPI Service Provider) 2.1 or greater required for both of the above, and AST for phonesets activated.

SCCS 4.1.7 or greater required for Message Express.

Siemens/Rolm - HICOM 300 series (9751/9006 or greater) with CallBridge for Workgroups.

ORTL (Open RealTime Link) required for Message Express.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG WorkForce Management® 3.x Designated Environment

Effective: 6/02	Page 1 of 1

CSG Workforce Management Client Hardware

Processor

IBM, Compaq, or Dell Business Class computer with Intel Pentium II processor designated as Microsoft Windows NT certified and Year 2000 compliant.

233 MHz minimum (for up to 60 techs). 450 MHz or faster strongly recommended.

Operating system

Microsoft Windows NT v4.0 - Service Pack 5, with Year 2000 fixes

Microsoft Windows 2000

Random Access Memory (RAM)

128 MBytes (up to 500 work orders)

256 MBytes (up to 1000 work orders)

384 MBytes (over 1000 work orders)

Network Connection

Ethernet 10/100 Card

Video Card

Matrox Millenium II graphics controller - 4 MB (part #270246-B21 is recommended) or the equivalent. Video card and monitor must support 1024 X 768 screen resolution and 65,536 colors

Hard Disk

500 MB available space - in addition to space required for the operating system, swap space and other applications

Floppy Disk Drive

3.5” disk drive

CD-ROM Drive

Minimum - 4X

Monitor

Minimum - 17” viewable space recommended

Virtual Memory

Compliant with Microsoft Windows- Recommendations (Physical RAM + 12 MBytes).

Peripherals

Keyboard, mouse, and laser printer which can be shared with other Workforce Management workstations

Included Software

WorkForce Express 3.x, ACSR, ANDS, CIT, Internet Explorer 5.5, Adobe Acrobat 5.0

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG TechNet® 3.x Designated Environment

Effective: 6/02	Page 1 of 1

TechNet® - Device

PocketNet Phones

Mitsubishi MobileAccess™ 250

Nextel I550+ with Openwave Browser 4.1

Nextel I700+ with Openwave Browser 4.1

Nextel I1000+ with Openwave Browser 4.1

TechNet - Wireless Network

Wireless Network

AT&T PocketNet® Service

Nextel Online Plus

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG TechNet®CE 3.x Designated Environment

Effective: 6/02	Page 1 of 2

TechNet® CE - Windows CE Tablet Device: - Itronix Husky fex21

User Interface:

Pen Stylus

Touch pad screen

Display:

Screen Resolution: 640 x 4240 pixel LCD

Color/Color Transflective - 256 Colors

Monochrome - 16 gray scale

Battery and Power:

Battery, DC Adapter, AC Adapter

CPU, Memory and Storage:

Processor: MIPS 3000 Family (131 MHz NEC Vr121 RISC)

System Memory: 32MB SDRAM (Expandable to 48MB)

Video Controller: 16-bit Graphics Accelerator with 2MB SDRAM

Connectivity:

2 Type-II PC Card 2.1 Expansion Slots:

Slot 1: Spider Wireless IP Modem

Slot 2: Open

RS-232 Serial Port

Internal Speaker

System Software:

Operating System Version: 2.11

Pocket Explorer Version: 3.01

Pocket Outlook Version: 3.01

Build: 9018

Communications:

Device Name: Handheld PC

PC Connection: Allow connection with desktop computer when device is attached.

Connect Using: Serial Port @ 115K

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG TechNet®CE 3.x Designated Environment

Effective: 6/02	Page 2 of 2

TechNet® CE - Windows CE Tablet Device: - Fujitsu 130

User Interface:

Pen Stylus

Touch pad screen

Display:

Screen Resolution: 640 x 480 color

Battery and Power:

Battery, DC Adapter, AC Adapter

CPU, Memory and Storage:

Processor: MIPS 4000 Family (131 MHz NEC Vr121 RISC)

System Memory: 16MB SDRAM (Expandable to 48MB)

Video Controller: 16-bit Graphics Accelerator with 2MB SGRAM

Connectivity:

2 Type-II PC Card 2.1 Expansion Slots:

Slot 1: Sierra Wireless - AirCard_300 Modem

Slot 2: Open

RS-232 Serial Port

Internal Speaker

System Software:

Operating System Version: 2.1

Pocket Explorer Version: 3.01

Pocket Outlook Version: 3.01

Build: 9018

Communications:

Device Name: Handheld PC

PC Connection: Allow connection with desktop computer when device is attached.

Connect Using: Serial Port @ 115K

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG TechNet® Win 3.x Designated Environment

Effective: 6/02	Page 1 of 1

TechNet Win Client Hardware

Processor

IBM, Compaq, or Dell laptop computer with Intel Pentium II processor designated as Microsoft Windows 2000 or Windows NT certified and Year 2000 compliant.

233 MHz minimum.

Operating system

Microsoft Windows NT v4.0 - Service Pack 5, with Year 2000 fixes

Microsoft Windows 2000 - Service Pack 2

Random Access Memory (RAM)

128 MBytes

Network Connection

Ethernet Adapter 10/100

Sierra Wireless AirCard 300 CDPD Adapter

Hard Disk

10 MB available space - in addition to space required for the operating system, swap space and other applications

Floppy Disk Drive

3.5” disk drive

CD-ROM Drive

Minimum - 4X

Monitor

N/A

Virtual Memory

Compliant with Microsoft Windows Recommendations (Physical RAM + 12 MBytes).

Peripherals

Keypad and Mouse

Included Software

WorkForce Express 3.0, Internet Explorer 5.5

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Workforce Management® (web-enabled) Designated Environment

Effective: 6/02	Page 1 of 1

Workforce Management (web-enabled) Client Hardware

Processor

IBM, Compaq, or Dell Business Class computer with Intel Pentium II processor designated as Microsoft Windows NT certified and Year 2000 compliant.

Operating system

Windows based Operating System (NT, 2000) supporting the necessary web browsers identified above

Tested Platforms Include:

Microsoft Windows NT v4.0 - Service Pack 4 or Service Pack 5, with Year 2000 fixes

Random Access Memory (RAM)

For Windows NT and Windows 2000: 32 MB RAM minimum

Network Connection

Designated URL must be accessed through an accepted NAT provided to CSG

Floppy Disk Drive

Recommended 3.5” disk drive

CD-ROM Drive

Recommended - 4X

Video Card

Testing on video cards inconclusive at this time

Monitor

1024 x 768 x 256 colors, small font

SVGA 15” Monitor

SVGA 17” Monitor

Virtual Memory

Compliant with Microsoft Windows-NT Recommendations (Physical RAM + 12 MBytes).

Peripherals

Keyboard, mouse, and laser printer which can be shared with other Workforce Management workstations

Included Software

WFX version 2.7

Citrix ICA client

Client Software

Internet Explorer 5.5 or higher is recommended.

Microsoft Terminal Server Licenses (provided by client)

☐	Windows 2000 Server License (one per server)

☐	Windows 2000 Client Access License (one per user)

☐	Windows 2000 Terminal Services Client Access License (one per user)

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG TechNet® Web 3.x Designated Environment

Effective: 6/02	Page 1 of 1

TechNet Web Client Hardware

Processor

IBM, Compaq, or Dell computer with Intel Pentium II processor designated as Microsoft Windows 2000 or Windows NT certified and Year 2000 compliant.

233 MHz minimum.

Operating system

Microsoft Windows NT v4.0 - Service Pack 5, with Year 2000 fixes

Microsoft Windows 2000 - Service Pack 2

Random Access Memory (RAM)

128 MBytes

Network Connection

Ethernet Adapter 10/100

Sierra Wireless AirCard 300 CDPD Adapter

Hard Disk

10 MB available space - in addition to space required for the operating system, swap space and other applications

Floppy Disk Drive

3.5” disk drive

CD-ROM Drive

Minimum - 4X

Monitor

N/A

Virtual Memory

Compliant with Microsoft Windows Recommendations (Physical RAM + 12 MBytes).

Peripherals

Keypad and Mouse

Included Software

WorkForce Express 3.0, Internet Explorer 5.5

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Statement Express® Designated Environment

Effective: 6/02	Page 1 of 2

CSG Statement Express Client - Stand Alone Environment (1)

Platform

See current Designated Environment requirements for Windows NT, Windows XP or Windows 2000

Desktop

IBM OnDemand

Minimum Processor

An IBM-compatible PC with an Intel Pentium 166 MHz or faster processor

Minimum Free Disk Space

100 MB of free hard disk space

Minimum Memory

A minimum of 32 megabytes of memory and an additional 8 MB of RAM to view PDF documents.

Speed

Network Cards/Devices

Ethernet or Token Ring network adapter

Minimum Video Requirements

A super-VGA and adapter with at least 800x600 resolution recommended

Printer

Any MS Windows supported printer

CSG Statement Express Client - ACSR Integrated Environment (2)

Platform

See current Designated Environment requirements for ACSR for Windows NT, Windows XP or Windows 2000 (Professional)

Desktop

IBM OnDemand

Minimum Processor

Processor must be able to support a Netscape 4.0 or higher or Internet Explorer 4.0 or higher (browsers must be able to support plug ins, or active X controls)

Tested platforms include: Compaq, IBM, Gateway E3200-350 and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.

Minimum Free Disk Space

100 MB of free hard disk space & Must be able to house a Netscape 4.0 or higher or Internet Explorer 4.0 or higher (browsers must be able to support plug ins, or active X controls)

Minimum Memory

A minimum of 32 megabytes of memory and an additional 8MB of RAM to view PDF documents

(1)	Requires INTERNIC registered address
(2)	Requires CSG ACSR and INTERNIC registered address
*	IBM OnDemand shall only be used with CSG Statement Express and shall not be used with any other product or service of CSG or any other third party.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Statement Express® Designated Environment

Effective: 6/02	Page 2 of 2

Network Cards/Devices

Ethernet or Token Ring network adapter

Minimum Video Requirements

Minimum Super VGA display with minimum of 1024x768 resolution at 256 colors, small font

Printer

Any MS Windows supported printer

CD-ROM

CD-ROM is recommended for all workstations except Compaq Deskpro 4000N

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACSR® /Sun Ray Minimum Designated Environment

Client Managed Environment

Effective Date: 10/02	Page 1 of 1

ACSR/Sun Ray Server

Processors

Server Processors:

UltraSPARC III (4GB RAM) 900MHz

UltraSPARCII 0(256 MB RAM) 450 MHz

Hardware

Sun Enterprise Server Model V480

Sun Enterprise Server Model 420R

Software

Solaris 2.8 with specified patches

Sun Enterprise Volume Manager v2.6 plus patches/Veritas Volume Manager 3.0x

Brixton 3270 for Solaris - R3.0.1.15 with Brixton3287 patch

LDAP Authentication

Netscape Communicator 4.7

ACSR/Sun Ray Workstation

Sun Ray Thin Client

15” 1024x768 TFT-LCD flat panel display with backlight system @ 60Hz

Type 6 USB keyboard

Other Software

All software specified in the standard ACSR Designated Environment

Networking Requirements

All network requirements specified in the ACSR Designated Environment

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Care Express Designated Environment

Effective Date: 10/02	Page 1 of 1

Care Express in a Service Bureau Environment

CSG operates and maintains the product on its hardware and software and provides URL link(s) for the client web site.

End-User Designated Environment

The Electronic Bill Presentment and Payment (EBPP) Designated Environment for the end user:

•	Enhanced Statement Presentment (ESP)

•	Internet Explorer 5.0 or higher or Netscape Navigator 6.2 or higher

The Self Provisioning Designated Environment for the end user:

•	Internet Explorer 5.0 or higher or Netscape Navigator 6.2 or higher

Client Designated Environment

The Electronic Bill Presentment and Payment (EBPP) Designated Environment for the Client:

•	Enhanced Statement Presentment (ESP)

•	Internet Explorer 5.5 or higher ONLY

The Self Provisioning Designated Environment for the Client:

•	Internet Explorer 5.5 or higher ONLY

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG Vantage On-Premise Minimum Designated Environment

Effective 06/01	Page 1 of 1

Server

Enterprise Class Sun Server configured to support the number of subscribers that will be processed and the number of workstations that will be connected to the server.

Disk array - dependent on client database size

2 x 4.2 GB internal drives, or better

Tape Library capable of backing up the attached disk array

Oracle Server 8.1.7.2 or latest supported release

Oracle Pro C

Oracle Pro COBOL

Sun C, C++, Pro C Compiler 4.2

Sun/Solaris 2.8 plus latest kernel patches as specified by CSG.

Microfocus COBOL Application Server 4.1.13.07

Autosys Agent 3.4.2

Veritas Volume Manager 2.6.2 or higher

Hardware (1)

Processors

IBM, Compaq, and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.

Minimum PC Requirements

IBM, Compaq, or Dell that is Year 2000 ready - Pentium 166 MHz or better; 32 MB RAM or greater (2); 1.2 GB hard drive or larger (128 MB free space); CD-ROM; and a 56 KB modem (3)

Software (4)

PC Operating System Options

Windows NT v4.0

w/ Service Pack 3 and Year 2000 fixes; or w/ Service Pack 4 and Year 2000 fixes; or w/ Service Pack 5, or

Windows 95 w/ OSR 2.5, 4.00.1111 with Year 2000 fixes, and WIN95Y2K.EXE applied, or

Windows 98 Second Edition v4.10.2222, or

Windows 2000 Professional Edition (5)

Database/Reporting

Oracle7 Client for Windows 7.3.4.0.0 - 32-bit (plus maintenance), or

Oracle8 Client for Windows 8.0.5.0.0 - 32-bit (plus maintenance) (6)

Forest & Trees® Builder Edition 6.01 (plus maintenance), or

Forest & Trees® Builder Edition 6.11 (plus maintenance) (5)

(1)	Vantage will operate only on a PC.
(2)	64 MB of RAM or greater is recommended when purchasing new equipment.
(3)	A modem is required only for dial-up connectivity.
(4)	All software must be loaded and operated per workstation. Network server versions and/or operations are not supported.
(5)	Windows 2000 requires Forest & Trees version 6.11. Note this is the Professional Edition. This is not the ME (Millennium Edition).
(6)	Oracle Client version 8.0.5.0.0 is recommended with Forest & Trees version 6.11.
(7)	TCP/IP connectivity with an InterNIC registered TCP/IP address to CSG’s Millennium Data Center in Englewood, CO. The Vantage workstation must exist on the TCP/IP network.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

STATEMENT OF WORK [SAMPLE]

THIS STATEMENT OF WORK (“SOW”) is made as of             , 2002, between CSG SYSTEMS, INC. (“CSG”), and                                  (“Customer”), pursuant to, in accordance with, CSG                                  Agreement (the “Agreement”) that CSG and Customer executed as of                                 , and of which this SOW forms an integral part.

Service Type: Double click directly on the gray box, then choose Checked under Default Value to select appropriate options.

☐Consulting Services

☐	Project Management
☐	Strategy and Direction
☐	Requirements Definition and/or Vendor Selection
☐	Implementation/Integration
☐	Training
☐	Support

☐Development

☐	Create Software
☐	Alterations or Customizations

☐Implementation

☐	Passers
☐	Configuration

☐Integration Operation Test (IOT) Support

☐	Configuration
☐	Hardware
☐	Software

☐Other

TITLE:

OBJECTIVES:

CSG RESPONSIBILITIES:

•

CUSTOMER RESPONSIBILITIES:

•

DELIVERABLES AND SPECIFICATIONS:

CSG shall provide the following:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The Deliverables shall conform with the following specifications and performance requirements:

OWNERSHIP OF DELIVERABLES:

SUPPORT AND MAINTENANCE TERMS AND CONDITIONS FOR DELIVERABLES:

LOCATION:

TIMETABLE:	Estimated Commencement Date:	.
	Estimated Completion Date:	.

•	Customer shall execute this SOW on or before , 2002 (“Effective Date”); should Customer fail to, at CSG’s option, this SOW may be deemed null and void in its entirety.

•

The Estimated Completion Date set forth herein is based on the Effective Date, if Customer fails to execute this SOW on or before the Effective Date, CSG at CSG’s sole option, may extend the Estimated Completion Date of this SOW.

PROJECT FEES: Double click directly on the gray box, then choose Checked under Default Value to select appropriate options. Delete paragraph not used.

☐	Time & Materials: Project fees are based on Time and Materials basis at the rate of $ per person, per hour, plus Reimbursable Expenses. Reimbursable Expenses are in addition to Project Fees. CSG will invoice Customer for Reimbursable Expenses on a monthly basis, in accordance with the terms and conditions of the Agreement.

Estimated Total Cost (including Reimbursable Expenses): [rate X hours]. CSG acknowledges and agrees that it may not exceed the Estimated Total Cost without written notice to Customer and Customer’s prior written consent.

•        Customer mandated changes, variances, delays and contingencies shall result in a Change Order. Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $         per person, per hour.

☐	Fixed Bid: This Statement of Work is fixed pricing based on the Objectives, CSG Responsibilities, Customer Responsibilities, Deliverables and Timetable listed herein. [Customer is responsible for all Reimbursable Expenses incurred by CSG or its affiliates on behalf of this project.]

Total Cost: [ ] (excluding Change Orders)

The Total Cost shall be payable in accordance with the following schedule or, if applicable, achievement of the milestones described below:

•        Customer mandated changes, variances, delays and contingencies shall result in a Change Order. Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $         per person, per hour.

ACCEPTANCE PROCEDURE:

[Acceptance procedures and criteria to be determined on a project by project basis, as appropriate]

IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG SYSTEMS, INC. (“CSG”)	(“CUSTOMER”)

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule F

FEES

SCHEDULE OF FEES - INDEX

CSG SERVICES

I.	Processing
A.	Video and Non-Rated High Speed Data
B.	Ancillary Services for Video and HSD (as applicable)
C.	Care Express (Self-Care)
D.	Account Hierarchies
E.	Leads Tracking
II.	Interfaces
A.	Video
B.	Non-Rated HSD
C.	CSG Access Broker (CAB)
D.	CSG Smartlink™ Micro-Level and CSG Smartlink™ BOS
III.	Payment Procurement
A.	Direct Solutions (Print and Mail)
B.	Lockbox Transmission
C.	Care Express (Electronic Bill Presentment)
D.	Credit Card (One Time and Recurring)
E.	Electronic Payment (EFT) (One Time and Recurring)
F.	Cash Register Receipts
IV.	Credit Management and Collections
A.	Credit Verification (Experian)
B.	Risk Management (Equifax)
V.	Conversion Services for Video and HSD
VI.	Technical Services
VII.	Additional Training and Documentation

CSG PRODUCTS

I.	Call Center
A.	ACSR
B.	ACSR (web-enabled)
C.	Sun Thin Client UNIX Environment
D.	ACSR module of High Speed Data
E.	CIT
F.	Screen Express
G.	Message Express
H.	Statement Express
I.	CSG ProfitNow!
J.	AOI
K.	Additional Product Installation Services
II.	Workforce Management
III.	Advanced Reporting
A.	Vantage
B.	Vantage - On Premise

REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

DATA COMMUNICATIONS SERVICES

EQUIPMENT INSTALLATION/TECHNICAL and ENGINEERING SUPPORT SERVICES

[This space intentionally left blank.]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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#10263.21

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG SERVICES

I. Processing

A. Video and Non-Rated High Speed Data

[Remainder of this section redacted for Confidential Treatment.]

2.	On Line Storage Allowances and Overage Charges

[Remainder of this section redacted for Confidential Treatment.]

3.	Other Primary Video Services

[Remainder of this section redacted for Confidential Treatment.]

B. Ancillary Services for Video and HSD (as applicable)

[Remainder of this section redacted for Confidential Treatment.]

C. Care Express (Self-Care)

[Remainder of this section redacted for Confidential Treatment.]

D. Account Hierarchies

[Remainder of this section redacted for Confidential Treatment.]

E. Leads Tracking

[Remainder of this section redacted for Confidential Treatment.]

CSG SERVICES

II. Interfaces

Note: At the request of a Customer, CSG may provide additional interfaces that have not been developed prior to the Effective Date, for which fees are not specifically set forth in this Agreement. If CSG agrees to provide such additional interfaces, then such interfaces shall be implemented in all system principles for such Customer pursuant to a separately executed SOW and such Customer shall pay CSG for such services ** ***** ****** ***** **** * ****** ******* ***** ****** unless otherwise set forth in the SOW.

[Remainder of this section redacted for Confidential Treatment.]

B. Non-Rated HSD

[Remainder of this section redacted for Confidential Treatment.]

C. CSG Access Broker (CAB)

[Remainder of this section redacted for Confidential Treatment.]

D. Smartlink™ Micro-Level and CSG Smartlink™ BOS

[Remainder of this section redacted for Confidential Treatment.]

#10263.21

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG SERVICES

III. Payment Procurement

A. Direct Solutions (Print and Mail)

[Remainder of this section redacted for Confidential Treatment.]

B. Lockbox Transmission

[Remainder of this section redacted for Confidential Treatment.]

C. Care Express (Electronic Bill Presentment and Payment) (Note 1)

[Remainder of this section redacted for Confidential Treatment.]

D. Credit Card (One Time and Recurring)

[Remainder of this section redacted for Confidential Treatment.]

E. Electronic Payment (EFT) (One Time and Recurring)

[Remainder of this section redacted for Confidential Treatment.]

F. Cash Register Receipts

[Remainder of this section redacted for Confidential Treatment.]

CSG SERVICES

IV. Credit Management and Collections

A. Credit Verification (********)

[Remainder of this section redacted for Confidential Treatment.]

B. Risk Management (******) (Note 1)

[Remainder of this section redacted for Confidential Treatment.]

CSG SERVICES

V. Conversion Services for Video and HSD

[Remainder of this section redacted for Confidential Treatment.]

A. Conversion Services for Video

1.	Manual conversion fees

[Remainder of this section redacted for Confidential Treatment.]

2.	Programmatic conversion fees

[Remainder of this section redacted for Confidential Treatment.]

B. Conversion Services for HSD

1.	Manual conversion fees

[Remainder of this section redacted for Confidential Treatment.]

2.	Programmatic conversion fees

[Remainder of this section redacted for Confidential Treatment.]

#10263.21

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG SERVICES

VI. Technical Services

The hourly rates listed in the table below are for general guidance only. Actual fees may vary depending on the project requested by a Customer. All projects and the associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

[Remainder of this section redacted for Confidential Treatment.]

CSG SERVICES

VII. Additional Training and Documentation

A. User Training At CSG Facility

At the request of a Customer, CSG may provide User Training at CSG Facility for which fees are not specifically set forth in this Agreement. If CSG agrees to provide such additional services, then such Customer shall pay CSG for such services at CSG’s then current rates or as mutually agreed upon. Any mutually agreed upon fees for User Training at CSG Facility shall be set forth in a separately executed mutually agreeable amendment for such services.

B. On-Site User Training at Customer’s requested location

At the request of a Customer, CSG may provide On-Site User Training at Customer’s requested location for which fees are not specifically set forth in this Agreement. If CSG agrees to provide such additional services, then such Customer shall pay CSG for such services at CSG’s then current rates or as mutually agreed upon. Any mutually agreed upon fees for On-Site User Training at such Customer’s requested location shall be set forth in a separately executed mutually agreeable amendment for such services.

C. Vantage Training

At the request of a Customer, CSG may provide Vantage Training for which fees are not specifically set forth in this Agreement. If CSG agrees to provide such additional services, then such Customer shall pay CSG for such services at CSG’s then current rates or as mutually agreed upon. Any mutually agreed upon fees for Vantage Training shall be set forth in a separately executed mutually agreeable amendment for such services.

D. Additional Documentation

[Remainder of this section redacted for Confidential Treatment.]

CSG PRODUCTS

I. Call Center

[Remainder of this section redacted for Confidential Treatment.]

CSG PRODUCTS

II. Workforce Management

[Remainder of this section redacted for Confidential Treatment.]

CSG PRODUCTS

III. Advanced Reporting

A.	CSG Vantage (Note 9)

[Remainder of this section redacted for Confidential Treatment.]

B.	CSG Vantage - On-Premise

[Remainder of this section redacted for Confidential Treatment.]

REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

[Remainder of this section redacted for Confidential Treatment.]

DATA COMMUNICATIONS SERVICES

[Remainder of this section redacted for Confidential Treatment.]

#10263.21

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EQUIPMENT INSTALLATION/TECHNICAL and ENGINEERING SUPPORT SERVICES

Provide at CSG’s then current rates.

Note: Any CSG Product licensed to a Customer subsequent to the Effective Date of this Agreement shall be set forth in a separately executed mutually agreeable amendment to this Agreement for such Product. At the request of a Customer, CSG may provide additional services for which fees are not specifically set forth in this Agreement. If CSG agrees to provide such additional services, then such Customer shall pay CSG for such services at CSG’s then current rates or as mutually agreed upon.

#10263.21

~~*/**/****~~

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule G

IMPLEMENTATION/CONVERSION SERVICES

1. Conversion (CCS). The conversion services set forth below are provided for the fees set forth in Schedule F:

a) For System Sites Performing Manual Conversions or Start-Ups. Manual conversions are recommended on all sites with less than 10,000 subscribers. A Customer will receive the following conversion services and will be responsible for all data entry:

•	File Set up

•	Manual data entry instructions/procedures

•	Total of 2 Seats in any mix of classes offered at a CSG training facility (Note 1)

•	1 copy of class materials with rights to duplicate for internal training only

•	Test system to provide “hands on” training during pre-production (de-accessed within 60 days following start date)

•	1 copy of CBT CD-ROM (1 per site)

•	CSG Documentation Library on CD-ROM (1 per site)

•	For Databases over 10K subscribers, CSG will offer the following for the fees set forth in Schedule F:

•	Programmatic Load of House Data

•	Programmatic Load of Converter Data

b) Conversions with Subscriber Counts less than 30,000. A Customer will receive the following programmatic conversion services:

(i)	Initial Visit

•	Overview of the conversion/implementation process, including tasks, timeline and responsible parties

•	Establish and/or review corporate standards as they relate to User Data File, code tables, Service Codes and Report settings

•	Develop Conversion specifications (fields, values, variables used on current billing processor and how will be converted to CCS)

(ii)	Pre-Conversion Review

•	Review set up of User Data File, code tables and reports

•	Review pricing and taxing structure of video site

•	Review and approve conversion implementation specifications

•	Review statement file settings

•	Assist the site with defining new policies or procedures pertaining to the billing system

(iii)	Post Conversion

•	Audit converted data the morning after merge

•	Coordinate input of accumulated backlog (work orders, payments, adjustments and PPV)

•	Review exceptions created through conversion/implementation process and take necessary action

•	Review pricing and taxing structure, balancing cash within the CSG application

•	Review reports and assist with determining needs for daily distribution

•	Review and release first cycle of generated statements

(iv)	Third Week After Conversion

•	Review reports

•	Assist with month-end financial balancing

•	Provide potential solutions for day to day procedural issues (e.g., work order printing, routing, dispatch, converted inventory)

#10263.21

~~*/**/****~~

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(v)	Database Cleanup

•	Homes Passed

Street names, suffixes (street, avenue) standardized in accordance with U.S. P.S. records

Nine-digit zip code established where applicable

Bar-coding of ZIP+4 for statements

Identification of duplicate addresses provided for customer attention

•	Converter Database

Identification of duplicate serial numbers and location of associated converters

Identification of duplicate terminal addresses (prom numbers)

Identification of invalid model or serial numbers

•	Subscriber Database

Identification of existing service, discount or campaign codes

Identification of subscribers receiving free services

Identification of invalid phone numbers

(vi)	Education and Documentation

•	Total of 5 Seats in any mix of classes offered at a CSG training facility (Note 1)

•	1 copy of class materials with rights to duplicate for internal training only

•	1 copy of CBT CD-ROM (1 per site)

•	Test system to provide “hands on” training during pre-production (de-accessed within 60 days following merge date)

•	1 CCS Conversion Manual

•	1 CSG Documentation Library on CD-ROM (1 per site)

c) Conversions with Subscriber Counts of 30,000 - 59,999. A Customer will receive the services set forth in Section (b) above, except regarding Education and Documentation as follows:

(i)	Education and Documentation

•	Total of 6 Seats in any mix of classes offered at a CSG training facility (Note 1)

•	1 copy of class materials with rights to duplicate for internal training only

•	1 copy of CBT CD-ROM (1 per site)

•	Test system to provide “hands on” training during pre-production (de-accessed within 60 days following merge date)

•	1 CCS Conversion Manual

•	1 CSG Documentation Library on CD-ROM (1 per site)

d) Conversions with Subscriber Counts of 60,000 - 89,999. A Customer will receive the services set forth in Section (b) above, except regarding Education and Documentation as follows:

(i)	Education and Documentation

•	Total of 8 Seats in any mix of classes offered at a CSG training facility (Note 1)

•	1 copy of class materials with rights to duplicate for internal training only

•	1 copy of CBT CD-ROM (1 per site)

•	Test system to provide “hands on” training during pre-production (de-accessed within 60 days following merge date)

•	1 CCS Conversion Manual

•	1 CSG Documentation Library on CD-ROM (1 per site)

e) Conversions with Subscriber Counts Greater than 89,999. A Customer will receive the services set forth in Section (b) above, except regarding Education and Documentation as follows:

(i)	Education and Documentation

•	Total of 10 Seats in any mix of classes offered at a CSG training facility (Note 1)

•	1 copy of class materials with rights to duplicate for internal training only

•	1 copy of CBT CD-ROM (1 per site)

#10263.21

~~*/**/****~~

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Test system to provide “hands on” training during pre-production (de-accessed within 60 days following merge date)

•	1 CCS Conversion Manual

•	1 CSG Documentation Library on CD-ROM (1 per site)

2. Product Installation. The following Product installation services are provided for the fees set forth in Schedule F.

a) ACSR

(i)	Project Implementation Support (3-4 months duration)

Assigned project manager and product consultant (shared resources)

Requirements definition and project planning meeting

Project plan and customer specifications document

Ongoing project coordination, status reporting and post project review

(ii)	Engineering

Network and single server sizing and configuration (single server)

Network requirements diagram and documentation

(iii)	Field Services

Single server software installation, configuration and testing at CSG (5 days)

Single server with one workstation - installation and pre-production check at customer site (2 days)

Single IBM 4030 protocol converter installation

(iv)	Education and Documentation

Total of 3 Seats in any mix of classes offered at a CSG training facility (Note 1).

1 seat in Financial Reporting & Accounting Practices (Financial Services) class at CSG Facility

1 seat in Video Service Provisioning (Addressability) class at CSG Facility

Total of 3 Instructor days at a customer site (T&E is reimbursable)

b) ACSR (web-enabled)

(i)	Engineering

Network and single server sizing and configuration (single server)

Network requirements diagram and documentation

(ii)	Education and Documentation

Total of 3 Seats in any mix of classes offered at a CSG training facility (Note 1).

1 seat in Financial Reporting & Accounting Practices (Financial Services) class at CSG Facility

1 seat in Video Service Provisioning (Addressability) class at CSG Facility

Total of 3 Instructor days at a customer site (T&E is reimbursable)

c) CIT (in addition to ACSR)

(i)	Engineering

Sizing and configuration of CIT database

(ii)	Field Services

Disk array assembly, software installation, configuration and testing at CSG (5 days)

Disk array installation and pre-production check at customer site (2 days)

(iii)	Education

Total of 2 Seats in any mix of classes offered at a CSG training facility (Note 1).

CSG Documentation Library on CD-ROM includes CIT documentation

#10263.21

~~*/**/****~~

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The following services are not included in the above packages, and may be provided by CSG for additional fees:

Additional workstation installation

Printer installation

Network interface cards/devices

Circuit installation

Remote site engineering services

Definition and implementation of all billing and financial management parameters

Custom report design and development

Operational system requirements and implementation

Coordination of all vendor activities pertaining to telephony operational network and database management

d) ACSR Module for HSD (In addition to ACSR)

•	CSG shall provide three (3) days per quarter of on-site additional training for ACSR Module for HSD provided Customer provides CSG with three (3) weeks of advance notice. (T&E is reimbursable).

The following services are not included in the above packages, and may be provided by CSG for additional fees:

Individual workstation installation.

Printer installations

e) CSG Vantage

(i) Initial load of the CSG Vantage database

(ii) Unlimited phone support for installation of software

(iii) Basic CSG Vantage training for up to eight (8) people, as space permits, at a regularly scheduled public training class at CSG’s facilities. Such training is valid for up to three (3) months from date of the initial Vantage database load and software installation. CSG Vantage documentation is provided during classroom instruction.

The following services are not included in the above package, and may be provided by CSG for additional fees:

•	Certifying non-certified hardware/software environments

•	Troubleshooting existing hardware/software environments (first hour is free for Designated Environments)

•	On-site support as may be requested by Customer

•	Query development

•	Additional training services

•	Vantage documentation when it is provided outside of classroom instruction

f) ProfitNow!™

(i)	Initial call with Customer to identify site contacts and set PIR date and review documentation necessary for review by Customer

•	Designated Environment - ACSR and Vantage service bureau environment

•	Vantage data discovery documentation questionnaire

•	Vantage data pull for code tables/service code reports

•	Vantage data pull of 6 months of Customer history

•	Technical Based Training (TBT)

•	Ownership document

#10263.21

~~*/**/****~~

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(ii)	Product Integration Review (PIR)

•	Deliver project methodology presentation and CSG roles/responsibilities

•	Review current Customer business practices

•	Deliver product presentation

•	Discuss data discovery questionnaire

(iii)	Post PIR

•	Prepare PIR recap and action item list

•	Complete baseline project plan

(iv)	Total 3 Instructor days at a customer site (T&E is reimbursable)

(v)	ProfitNow! Integration

•	Review deployment checklist

•	Assist with code table and service code categorizations

•	Model training run

•	Train new models

•	Prediction run

•	Present lift curve

(vi)	Operation readiness meeting

(vii)	Customer business and process flow change modifications

(viii)	Go live

Note 1: For this Schedule G only, a “Seat” shall mean the right for one person to take a single CSG class offering. The class taken will be chosen by the student from the list of classes offered by the CSG Broadband Services Group only (Financial Services and Addressability classes and Vantage training are not included in these class offerings). For clarification purposes, a total of 2 Seats would allow a single student to take 2 different CSG classes or could be used by 2 different students to take a single class each. Student Seats and Instructor days are not interchangeable. Both student Seats and Instructor days expire sixty (60) days after the merge date of each System Site.

#10263.21

~~*/**/****~~

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule H

SUPPORT SERVICES FOR THE PRODUCTS

I. Strategic Business Unit

CSG will assign a dedicated team exclusively for the support of Customers (“Time Warner Strategic Business Unit or SBU”). The SBU will have the overall responsibility for Customer satisfaction with all Products and Services. The make-up of the SBU will change from time to time to meet the changing needs of the industry and of the Customers. The SBU shall distribute copies of CSG’s current escalation process to all Customers and agrees to provide timely updates to reflect any material changes to the escalation process. The SBU will participate in periodic conference calls and meetings with the TWC User Group to gain direct feedback on user satisfaction, industry trends and Customers’ short and long term plans.

II. Support Services for the Products (excluding Vantage):

Product Support Center

The customer Product Support Center (PSC) provides Customers with advice, consultation and assistance to use Products and diagnose and correct problems, including without limitation any failure of a Product to perform in the applicable Designated Environment substantially as described in the Documentation for such Product, that Customers may encounter with the then-current version of Products, or such other version of the Products that CSG is required to support hereunder pursuant to Section 4.1 of this Agreement. CSG will offer the Product Support Center remotely by toll-free telephone, fax or other electronic communication twenty-four hours a day, seven days a week, including holidays. Each Customer will bear all fax and other expenses that it may incur in connection with the Product Support Center. Every Customer problem is assigned a tracking number and a priority. Problems are resolved according to their assigned priority. The terms and conditions set forth in this Schedule H shall also apply to any Deliverables with respect to which a Customer has purchased support and maintenance services from CSG.

When contacting the PSC, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. In certain situations, Customer will need to provide CSG with adequate examples and details to assist with problem identification. Each problem or question is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. A Customer shall describe the urgency of the problem when it is initially reported. The priority levels are described below:

•

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•

******* (******** *): ******* **** ** *************, ** **** ** ******** *************. *** ********’* **********/********** ****** ** *** **** *** ***** ** ** ****** ****** *** ******/*******. ** *** ******* ********, *** ******* ** *** ******* *** ** **** ***/** ***-**** ******* *** ****** *******. *** ******* ******* ******’* **** ** ** ****** **** ******* ** *** ****** ** *** *********** *** ** **** **** **** ******** ** ****** *********** ** ***** ** ******* *** *****. *** ******* ******* ****** ***** ******** ********* ****** ****** ******** ***** ***** * ********* ******** ** *****.

•

*********** (******** *): ******* **** ** ***-******** *************, ** **** ** ******** ************* *** ***** * **** ****** ******. *** ******* ** ****** *** ********’* ********** ***********. *** **** ** ********** ** ******* * ******* *** ** ****** ********** ********** *** *******. * **** *** ** * ***, **********, ** *** ********’* ********* ***** ******* *** ******. ***’* ******* ******* ****** **** ** ** ******* ** ** ****** *** **** ******** ***.

#10263.21

~~*/**/****~~

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•

************* ** ************* (******** *): ************* ** **** ** ************* *** ***** * ****-****** ******** ******, ** *********** ** *********. *** ******* ** ** ******** ************* ** *** ******** *** ********* ***********. ***** ** ** ******* ****** ** *** *** **** ** *** ******. *** ******* *** ** ******* ** ****** ******** ******, ******** ******** ** *** ********, ** * ****-****** ********. ***** ** ** ******** ****** ** ****** ******* ** *** ******, *******, *********** ** **** ******* ** **** **** ** *******. ***’* ******* ******* ****** **** ** ** ******* ****** (*) ******** ****.

Should the Customer wish to check the status of a problem, such Customer may contact the Product Support Center desk representatives or Customer’s Account Manager. In either case, the Customer should reference the tracking number.

III. CSG Vantage Support Services

Standard Support Services for CSG Vantage

Customer support of CSG Vantage is provided as part of the Support Services during CSG’s customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of CSG Vantage is provided as part of the Support Services for problems resulting from defects in CSG Vantage.

The following services for the then-current and prior version will be provided by CSG as part of the CSG Vantage Support Services:

1.	Telephone consultation for trained users for questions and problems regarding CSG Vantage.

2.	Up to *** (*) **** of telephone consultation for troubleshooting a previously certified hardware/software environment.

3.	Attendance at regularly scheduled basic and advanced CSG Vantage training classes offered in Omaha or at a scheduled regional training location, as space permits.

4.	Daily updates to the CSG Vantage database.

5.	Storage of ******** (**) ****** of financial data; Work Order Table storage for *** *****; Subscriber Table storage dependent upon UDF settings.

Optional Services for Vantage:

Upon a Customer’s request, and subject to payment of the applicable fee set forth on Schedule F to this Agreement, the following additional services are also available to CSG Vantage Customers:

1.	Static Database - ** CSG month-end loaded tables; one time set-up, monthly load, monthly disk storage.

2.	Monetary Transactions - All system and manually generated monetary transactions; one time set-up, monthly load, monthly disk storage.

3.	Additional Work Order History - Storage of statement of work history beyond the standard two years; one time set-up, monthly load, monthly disk storage.

4.	Scheduling Calendar - A summary of the scheduling calendar updated three times per day; one time set-up, monthly load, monthly disk storage.

5.	Cluster Coding - Annual subscription

6.	Query Building - Consulting services for developing new queries.

7.	Additional Training - Training beyond training provided in Schedule F.

8.	Systems Integration and Support

- Certifying non-certified hardware/software environment

- Troubleshooting existing hardware/software environment (first hour is free for certified environments)

- On-site support as requested by customer

9.	Output Charges

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG will provide Customer with the following installation services for CSG Vantage – On-premise:

•	Install server

•	Install/test Autosys

•	Test connectivity from CSG Autosys master to Autosys client

•	Install/test ****** *.**

•	Create database schema

•	Install/test CSG Vantage update/load programs

•	Load initial extract data

•	Initiate daily update/load file process

•	Test cycle monitoring support

•	Perform cycle network engineering tests for timing and throughput

IV. CSG SunRay Support Services

During the term of the Agreement, CSG will support the SunRay architecture with the proper dedicated personnel. A CSG lab will be set-up to test for all new modifications to the ACSR scheduled releases as well as employ CSG personnel to regression test all new revisions. In addition, CSG personnel will be trained on the SunRay architecture from both the client side (PSC) and technical side (SOS). Annual support charges will include the following services:

•	ACSR / UNIX Production Environment Support – Testing and validation of operating system upgrades and patch levels to keep current with the Sun Sunray product.

•	Bundle regression testing – Testing for each scheduled bundle release, thorough regression testing of the ACSR / Unix application to ensure it adheres to the release.

•	ET support – Enterprise Technologies would provide system level infrastructure and communication interfaces for distributed ACSR software.

•	Lab upkeep – maintain the SunRay lab equipment and facility with the proper versions necessary for production

•	SOS support – define, document and implement specialized SunRay code distribution processes for the ACSR software.

•	PSC – Product Support Center role in assisting client with ACSR / Unix problems and trouble tickets associated with daily operations

•	Sun Support – Consulting and support agreement between Sun Microsystems and CSG

•	Annual lab maintenance – Annual maintenance on the Sun equipment used to test ACSR / Unix in the SunRay architecture.

V. CSG SmartLink. The following services for CSG SmartLink will be provided by CSG as part of the CSG Support Services:

Maintenance Support

Subject to Section 4.1 of this Agreement, *** **** **** ******* *** (*) *********** ******** ** *** ********* *****-*****/*** ********* *** ** *** ***** ****, ** **** ******** *** ******* ** *** ** *** **** **********. Subject to Section 2.4 of this Agreement, ******** ***** ** ******** ** ******* *** ********** ******* ** *** ********* *****-*****/*** ********* ***, ** ** ** ******** ******** ****** *** *********** *** ****** ***’* ******* ** ******* ********’* ******* ** *** *********.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Operations Support

CSG will be responsible for ** * * monitoring of the server hardware, operating system and applications. CSG will proactively detect issues with any failing component and contact the appropriate support personnel to return the failing component to operation.

Customers’ Obligations

To facilitate that CSG has the proper operating environment in place to support Customers’ CSG SmartLink Micro-Level/CSG SmartLink BOS, Customers shall provide to CSG, upon CSG’s request, non-binding volume estimates prior to the implementation of their API into production. In addition, Customers shall provide, upon CSG’s request, non-binding volume estimates prior to the first day of each calendar quarter.

VI. CBI Interface. Within ****** (**) **** from the Effective Date, CSG and Customer shall agree in writing upon the reports CSG will provide each Customer (upon request) with respect to the CBI interface as well as the process (including timeframes) by which CSG shall provide such reports. Notwithstanding the above, CSG will provide access to all CBI data available as of the Effective Date, to each Customer upon request. The requirements described in the preceding sentences shall be incorporated into this Schedule H via a mutually executed Amendment.

VII. Customer/SBU Review of Support Services

The TWC SBU will meet with TWC on a scheduled quarterly basis to review CSG’s support services and to gain TWC’s insight and suggestions. This review will include senior level representatives from the SBU, PSC as well as any other individuals necessary to provide any additional information. Senior level representatives from TWC shall be available at this meeting to represent all Participating Affiliates as well as TWC.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE I

SAMPLE AFFILIATE ADDENDUM

1. Agreement Reference. This Addendum is as of the      day of         , 2002, pursuant to that certain CSG Master Subscriber Management System Agreement (the “Agreement”) dated             , 200  , between CSG Systems, Inc. (“CSG”), and [insert name of Participating Affiliate] (“Participating Affiliate”). The undersigned Participating Affiliate agrees to be bound by the terms and conditions of the Agreement, which are hereby incorporated by reference into this Addendum. All capitalized terms not defined herein shall have the meanings set forth in the Agreement.

2. Term. The term of this Agreement shall commence on the date hereof and shall be coterminous with the term set forth in Section 1.2 of the Agreement.

3. Effect of Addendum. The undersigned Participating Affiliate agrees to be bound by the terms of the Agreement as a Customer thereunder. If the terms and conditions set forth in this Addendum shall be in conflict with the Agreement, the terms and conditions of this Addendum shall control

4. Additional Products. Pursuant to the terms and conditions of the Agreement, for the fees set forth in Schedule F, CSG agrees to license to Participating Affiliate the Additional Products set forth in Attachment A, limited to the number of Workstations identified on Attachment A, and exclusively for use at the System Sites set forth in Attachment A.

5. Additional Services. Pursuant to the terms and conditions of the Agreement, for the fees set forth in Schedule F, CSG will provide to Participating Affiliate, and Participating Affiliate will purchase from CSG, the Additional Services set forth in Attachment A.

6. Notices. All notices that may be required or permitted to be given to the undersigned Participating Affiliate pursuant to the Agreement shall be given in accordance with the terms of the Agreement and addressed as follows:

Attn.:
Fax:

With a copy to:

Time Warner Cable

290 Harbor Drive

Stamford, CT 06902

Attn.: General Counsel

Fax: (203) 328-4804

The Parties have executed and delivered this Addendum on the     day of         , 200  .

CSG SYSTEMS, INC.

By:
(signature)

(print name)
Title:

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TIME WARNER CABLE ON BEHALF OF:

(name of affiliate)

By:
(signature)

(print name)
Title:

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Exhibit A

System Sites

To be Provided

Additional Products

To be provided

Additional Services

To be provided

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SCHEDULE J

WORKFORCE MANAGEMENT FACILITIES MANAGEMENT SERVICES

Database Administration

Database Backup and Recovery – CSG will be responsible for the integrity of the database and backing up Customer Data stored in the database.

Backup Tape Management – CSG will provide the capability to place Customer Data on magnetic tape for archival purposes.

Offsite Tape Storage – CSG will be responsible for providing a process by which database backups are stored offsite. The methodology and frequency are at the discretion of the CSG Operations department.

Database Tuning – CSG will be responsible for engineering database solutions that allow our customers to meet their business needs. Functions included under this category are tablespace maintenance, buffer efficiencies, user maintenance which includes password security, user creation and user profile management.

Database Performance Monitoring – CSG will provide automated monitoring solutions that will allow CSG to proactively respond to problems before they lead to an outage situation. An example of a monitored function would be tablespace extent allocations.

System Administration

User Administration – CSG will be responsible for all user id’s and passwords for all CSG application and UNIX server accounts.

Application and Server Security – CSG will closely manage the access to all servers in the service bureau environment. Only CSG certified System Administrators will have root access.

Application Engineering and Configuration – CSG will be responsible for overall system usability and availability. CSG will be responsible for maintaining the currency of any vendor software required by the application.

Hardware Configuration Management – CSG is responsible for hardware configuration of the server, network access to the server, and server peripheral hardware.

OS Configuration Management – CSG is responsible for maintaining the currency of the server operating system by installing fixes and upgrading to new levels of the operating system when required.

Operating System Backup and Recovery – CSG will be responsible for maintaining operating system backups. A backup would include the operating system itself as well as all pertinent application configuration elements.

Offsite Tape Storage – CSG will be responsible for providing a process by which operating system backups are stored offsite. The methodology and frequency are at the discretion of the CSG Operations department.

Resource Analysis and Capacity Planning – CSG will be responsible for server and disk sizing to meet current and future customer volume requirements.

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Operations Support

Operations – CSG will be responsible for **** monitoring of the server hardware, operating system and applications. CSG will proactively detect issues with any failing component and contact the appropriate support personnel to return the failing component to operation.

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SCHEDULE K

PERFORMANCE STANDARDS AND REMEDIES

[Redacted for confidential treatment]

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SCHEDULE L

DISASTER RECOVERY PLAN

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan

CSG maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster. Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its clients.

For BCP and disaster recovery purposes, CSG Systems, Inc. has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint within ** ***** after declaration of a business disaster.

•	All MARC II business functions are required to be operational from a BCP standpoint between *** ***** *** *** ***** after declaration of a business disaster.

•	All MARC III business functions are required to be operational from a BCP standpoint between *** ***** *** *** ******-*** after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

**** *

***

****** **** ************* (*** **** *** *********)        ********

**** & *********** **********

********** ******* ******** (******* *********)

*** ********* *******

***** *** **** ********

**** **

**** **** ************

**** ***

********** ******** **********

****** ************ ********

*** *******

CSG will maintain adequate BCP plans for each of the products and services listed above, and will test those plans an annual basis for accuracy and adequacy.

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SCHEDULE M

ADDITIONAL TERMS FOR TWC

System Sites

Not applicable

Additional Products

Vantage          ** *************

Additional Services

To be provided

* Provided TWC pays the applicable third party software fees set forth in Schedule F, CSG agrees to provide the initial *** (**) ******* ************ ** ** ******. Any additional workstations of Vantage shall be purchased in accordance with the fees set forth in Schedule F.

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SCHEDULE N

INSURANCE COVERAGE FOR CSG

Required Coverage. CSG shall at all times during the term of this Agreement, at its sole expense, maintain the insurance coverage listed below with insurance carriers that (a) are reasonably satisfactory to TWC, (b) have a reasonably acceptable Standard & Poor’s Financial Rating, and (c) have an A.M. Best rating of at least A-:

Worker’s Compensation and Employer’s Liability Policy. Statutory Worker’s Compensation insurance covering CSG’s employees and agents not less than:

Part I	Workers Compensation	***********

Part II	Employer’s Liability Bodily Injury by Accident Bodily Injury by Disease (each employee) Disease Policy Limit	********** ********** **********

Commercial General Liability Policy. Primary Commercial General Liability Insurance covering all operations, including CSG’s operations, operations of CSG’s subcontractors, and operations by any person or entity directly or indirectly employed by CSG or its subcontractors. Such coverage shall include Premises and Operations, Broad Form Contractual Liability, Independent Contractors, Products-Completed Operations, Personal Injury, and Broad Form Property Damage, with the following minimum limits:

General Aggregate	**********
Each Occurrence	**********
Products-Completed Operations	**********
Personal and Advertising Injury	**********
Fire Damage (any one fire)	**********
Medical Expense (any one person)	*******

Business Automobile Liability Policy. Business Automobile Liability Insurance with “Any Auto” Coverage with the following minimum limits:

Each Accident	********** ******** ****** *****

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Errors and Omissions Insurance. Errors and Omissions Liability insurance to provide coverage for CSG’s negligent professional acts or failure(s) to act in a minimum amount of one million dollars ($1,000,000).

Excess Liability Policy. The insurance limits required in this Schedule may be obtained through any combination of primary and excess liability insurance. Any excess liability policies shall provide umbrella coverage to cover in the same manner as the Employer’s Liability Policy, Commercial General Liability Policy, Business Automobile Liability Policy, and Errors & Omissions Liability Policy and shall not contain any additional exclusions or limitations of such policies.

Certificate of Insurance. Immediately upon the execution of this Agreement, CSG shall deliver to TWC Certificates of Insurance (along with copies of any endorsements specifically applicable to TWC) evidencing that CSG has obtained the insurance required by this Schedule. The Certificates of Insurance shall:

•	Be in the industry standard “ACORD” form signed in ink with an original signature of an authorized representative of the insurance company.

•	Designate CSG as the “Named Insured” and Customers as “Additional Insured”, by policy endorsement ISO Form CG 2010 or CG2026.

•	Confirm that all insurance policies are primary coverage to Customers and that any coverage maintained by Customers is non-contributory.

•

Confirm that all insurance policies provide for 60 days prior written notice to TWC, at the addresses designated by TWC, of any cancellation, modification or non-renewal. The cancellation clause on the standard ACORD form shall be amended by striking the words, “endeavor to” and “. . . but failure to mail such notice shall impose no obligation or liability of any kind upon the company.”

General.

Policies shall contain a waiver of subrogation in favor of Customers, their agents, affiliates and subsidiaries.

The cost of any deductible amounts or self-insured retention contained in any of the insurance policies pursuant to a contract, whether approved or not approved by TWC, are to be borne by CSG without any increase or adjustment to the applicable contract amount.

If CSG fails to procure or maintain the coverages required by this Schedule, TWC may, but shall not be obligated to, procure such insurance at the sole cost of CSG. CSG shall reimburse TWC for any amounts paid to procure such insurance immediately upon demand by TWC.

CSG shall forward all insurance requirements set forth in this Schedule to its insurance carrier to ensure that the required coverage is provided.

The minimum limits of insurance coverage required by this Schedule shall in no way limit or diminish CSG’s liability or obligations under this Agreement.

Application to Subcontractors. All provisions of this Schedule also shall apply to all subcontractors, and substantially identical terms shall be stated in all contracts between CSG and its subcontractors. CSG shall not permit any subcontractor to commence any work relating to this Agreement until the subcontractor delivers to CSG or TWC evidence of insurance in the amounts and on the terms provided in this Schedule.

Maintenance of Coverage. CSG shall not at any time after the expiration or termination of this Agreement take any action to retroactively eliminate any insurance coverage that was in effect during the term of this Agreement or accept a buy-out of the insurance liability.

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SCHEDULE O

MASTER PREFERRED ESCROW AGREEMENT

Master Number

This Agreement is effective             , 20     among **** ********** *************, ***. (*****), CSG Systems, Inc. (“Depositor”) and any additional party signing the Acceptance Form attached to this Agreement (“Preferred Beneficiary”), who collectively may be referred to in this Agreement as “the parties.”

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as “the license agreement”).

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with *** to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 — DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to *** the proprietary information and other materials (“deposit materials”) required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with ***, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. *** shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the deposit materials to ***, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to *** with the deposit materials. Unless and until Depositor makes the initial deposit with ***, *** shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 Deposit Inspection. When *** receives the deposit materials and the Exhibit B, *** will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if *** determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, *** will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If *** determines that the labeling does not match the item descriptions or quantity on the Exhibit B, *** will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. ***’s acceptance of the deposit occurs upon the signing of the Exhibit B by ***. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary’s notice that the deposit materials have been received and accepted by ***.

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1.5 Depositor’s Representations. Depositor represents as follows:

a.	Depositor lawfully possesses all of the deposit materials deposited with ***;

b.	With respect to all of the deposit materials, Depositor has the right and authority to grant to *** and Preferred Beneficiary the rights as provided in this Agreement;

c.	The deposit materials are not subject to any lien or other encumbrance;

d.	The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be; and

e.	The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary’s expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to ***, then only ***, or at ***’s election an independent person or company selected and supervised by ***, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8 Removal of Deposit Materials. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 — CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality.

a.	*** shall maintain the deposit materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of ***. *** shall have the obligation to reasonably protect the confidentiality of the deposit materials and any other confidential and proprietary information (“Information”) disclosed to *** in connection with this Agreement. *** will take all reasonable precautions necessary to safeguard the confidentiality of the Depositor’s Information, including (i) those required under this Section 2.1, (ii) those taken by *** to protect its own confidential information and (iii) those which the Depositor may reasonably request from time to time and for which the Depositor has agreed to pay ***’s quoted fees for such requested precaution.

b.	Except as provided in this Agreement, *** shall not disclose, transfer, make available, or use the Information. *** shall not disclose the content of this Agreement to any third party. If *** receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, *** will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that *** does not waive its rights to present its position with respect to any such order. *** will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

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c.	The parties acknowledge that Depositor will be irreparably harmed if ***’s obligations under this Section 2.1 are not specifically enforced and that Depositor would not have an adequate remedy at law in the event of an actual or threatened violation by *** of its obligations. Therefore, *** agrees that Depositor shall be entitled to an injunction or any appropriate decree of specific performance for any actual or threatened violations or breaches by ***, its employees or agents, without the necessity of Depositor showing actual damages or that monetary damages would not afford an adequate remedy.

2.2 Status Reports. *** will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. *** may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of *** pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 — GRANT OF RIGHTS TO ***

3.1 Title to Media. Depositor hereby transfers to *** the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. *** shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. *** shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by ***. With all deposit materials submitted to ***, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to *** the right to transfer deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, *** shall not transfer the deposit materials.

ARTICLE 4 — RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, “Release Conditions” shall mean any condition set forth in the license agreement.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to *** written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, *** shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3 Contrary Instructions. From the date *** mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to *** Contrary Instructions. “Contrary Instructions” shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, *** shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, *** shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to Section 5.2, *** will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4 Release of Deposit. If *** does not receive Contrary Instructions from the Depositor, *** is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, *** is entitled to receive any fees due *** before making the release. This Agreement will terminate upon the release of the deposit materials held by ***.

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4.5 Right to Use Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials in accordance with its confidentiality obligations under the license agreement.

ARTICLE 5 — TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct *** in writing that the Agreement is terminated; or (b) the Agreement is terminated by *** for nonpayment in accordance with Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with ***, *** reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to ***, *** shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to *** to cure the default. If the past due payment is not received in full by *** within one month of the date of such notice, then at any time thereafter *** shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. *** shall have no obligation to take any action under this Agreement so long as any payment due to *** remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and each Preferred Beneficiary, *** shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon termination for nonpayment, *** may, at its sole discretion, destroy the deposit materials or return them to Depositor. *** shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with ***.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.	Depositor’s representations (Section 1.5);

b.	***’s confidentiality obligations (Section 2.1);

c.	The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

d.	The obligation to pay *** any fees and expenses due;

e.	The provisions of Article 7; and

f.	Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ARTICLE 6 — ***’S FEES

6.1 Fee Schedule. *** is entitled to be paid its standard fees and expenses applicable to the services provided. *** shall notify the party responsible for payment of ***’s fees at least 90 days prior to any increase in fees. For any service not listed on ***’s standard fee schedule, *** will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. *** shall not be required to perform any service unless the payment for such service and any outstanding balances owed to *** are paid in full. All other fees are due within 30 days of the date of invoice. If invoiced fees are not paid, *** may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) 30 days from the date of the invoice.

ARTICLE 7 — LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. *** may act in reliance upon any instruction, instrument, or signature reasonably believed by *** to be genuine. *** may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. *** shall not be responsible for failure to act as a result of causes beyond the reasonable control of ***.

7.2 Indemnification. *** shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided *** has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless *** from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities incurred by *** relating in any way to this escrow arrangement.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Omaha, Nebraska, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of Nebraska, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct *** to take, or refrain from taking any action, that party shall:

a.	Give *** at least two business days’ prior notice of the hearing;

b.	Include in any such order that, as a precondition to ***’s obligation, *** be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c.	Ensure that *** not be required to deliver the original (as opposed to a copy) of the deposit materials if *** may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8 — GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by ***, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, *** shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless *** receives clear, authoritative and conclusive written evidence of the change of parties.

CSG Systems, Inc.	**** ********** *************, ***.
(“Depositor”)	(*****)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACCEPTANCE FORM

Account Number

                                , hereby (i) acknowledges that it is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective             , 20     with **** ********** *************, ***. as the escrow agent and CSG Systems, Inc. as the Depositor and (ii) agrees to be bound by all provisions of such Agreement.

The Depositor, the Preferred Beneficiary and *** now desire to amend the Escrow Agreement in accordance with the terms and conditions set forth below. If the terms and conditions set forth in this Acceptance Form shall be in conflict with the Escrow Agreement, the terms and conditions of this Acceptance Form shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Acceptance Form, shall have the meaning set forth in the Escrow Agreement. Upon execution of this Acceptance Form by the parties, any subsequent reference to the Escrow Agreement between the parties shall mean the Escrow Agreement as amended by this Acceptance Form. Except as amended by this Acceptance Form, the terms and conditions set forth in the Escrow Agreement shall continue in full force and effect according to their terms.

1.	The first sentence of Section 1.7 shall be amended to read as follows:

Depositor shall update the deposit materials in accordance with Section 12.12 of the license agreement.

2.	The second sentence of Section 4.4 is amended to read as follows:

However, *** is entitled to receive any fees due *** with respect to such Preferred Beneficiary only (and not other Preferred Beneficiaries hereunder) before making the release. This Agreement will terminate with respect to a particular Preferred Beneficiary upon the release of the deposit materials held by *** to such Preferred Beneficiary.

3.	The first sentence of Section 4.5 is amended by adding “and Customers (as defined in the license agreement)” at the end of the sentence.

4.	The second sentence of Section 4.5 is amended by inserting the following phrase at the end of the sentence:

except that Preferred Beneficiary may engage a third party to assist it in continuing the benefits afforded to Preferred Beneficiary and Customers (as defined in the license agreement) by the license agreement so long as such third party has agreed in writing to be bound by substantially the same confidentiality obligations with respect to the released deposit materials as are set forth in the license agreement.

5.	The last sentence of Section 5.2 is amended to read as follows:

*** shall have no obligation to take any action under this Agreement with respect to a particular Preferred Beneficiary so long as any payment due to *** with respect to such Preferred Beneficiary remains unpaid.

6.	Section 7.2 is amended to read as follows:

*** shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided *** has acted in the manner stated in the preceding sentence, Depositor agrees to indemnify, defend and hold harmless *** from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities incurred by *** relating in any way to this escrow arrangement. Provided *** has acted in the manner stated in the preceding sentence, each Preferred Beneficiary agrees to indemnify, defend and hold harmless *** from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities incurred by *** relating in any way to the escrow arrangement and arising solely from the actions of such Preferred Beneficiary.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

7.	In Section 7, all references to Omaha, Nebraska are replaced with Denver, Colorado and all references to Omaha are replaced with Denver..

12. Section 7.5(b) is amended by inserting “relating solely to the applicable Preferred Beneficiary” after “past due fees.”

13. Any notices to Preferred Beneficiary should go to:

Time Warner Cable

Attn: General Counsel

290 Harbor Drive

Stamford, Connecticut 06902

Phone: (203) 328-0695

Fax: (203) 328-4804

TIME WARNER CABLE, A DIVISION OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.

By:
Name:
Title:
Date:

Notices and communications should be addressed to:	Invoices should be addressed to:

Company Name:
Address:

Designated Contact:	Contact:
Telephone:
Facsimile:

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name	Account Number

CSG Systems, Inc. (“Depositor”)	**** ********** *************, ***.. (*****)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A

MATERIALS TO BE DEPOSITED

Account Number

Depositor represents to Preferred Beneficiary that deposit materials delivered to *** shall consist of the following:

******** ******** ******* **************® (****®)

******** *********** ********® (***®)

************* ******* ****** *** ***** *** **** ***** **** (***)*

*	The CCS code includes the source code necessary to run all of CSG’s core billing services including; CCS batch cycles, statement processing, interfaces, Vantage reporting, selects reporting, event and event order processing, payment processing, work orders, converter processing, collections, delinquency processing and CCS online functionality.

CSG Systems, Inc.	**** ********** *************, ***.
(“Depositor”)	(*****)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name

Account Number

PRODUCT DESCRIPTION:

Product Name	Version

Operating System

Hardware Platform

DEPOSIT COPYING INFORMATION:

Hardware required:

Software required:

DEPOSIT MATERIAL DESCRIPTION:

Qty	Media Type & Size	Label Description of Each Separate Item (excluding documentation)
Disk 3.5” or
DAT tape mm
CD-ROM
Data cartridge tape
TK 70 or tape
Magnetic tape
Documentation
Other

I certify for Depositor that the above described         *** has inspected and accepted the above deposit materials have been transmitted to ***:          materials (any exceptions are noted above):

Signature	Signature
Print Name	Print Name
Date	Date Accepted
Exhibit B#

Send materials to: ***, **** ******** *******, ***. *** ********, ** *****

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT C

DESIGNATED CONTACT

Master Number

Notices and communications should be addressed to:	Invoices should be addressed to:

Company Name: CSG Systems, Inc.

Address: 7887 East Belleview Ave

Suite 100

Englewood, CO 80111

Designated Contact: President with a copy to General Counsel

*********:(***) ***-****

*********: (***) ***-****

CSG Systems, Inc. P.O. Box 371902 Omaha, NE 68137-9002 Contact: Accounts Payable and copy to Don Culler (***) ***-**** (***) ***-****

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, deposit materials and notices to *** should be addressed to:	Invoice inquiries and fee remittances to *** should be addressed to:

*** ******** ************** *** ********** ****** ******** **** ******** *******, *** *** ********, ** ***** *********: (***) ***-**** *********: (***) ***-****	*** *** ********** ****** ******** **** ******** *******, *** *** ********, ** ***** (***)***-**** (***)***-****

Date:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number

New Account Number

CSG Systems, Inc. (“Depositor”) has entered into a Master Preferred Escrow Agreement with **** ********** *************, ***. (*****). Pursuant to that Agreement, Depositor may deposit certain deposit materials with ***.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account. By execution of this Amendment, *** will establish a separate account for the new deposit materials. The new account will be referenced by the following name: Time Warner Cable.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and *** will govern this account. The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc.	**** ********** *************. ***.
(“Depositor”)	(*****)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number

New Account Number

CSG Systems, Inc. (“Depositor”) has entered into a Master Preferred Escrow Agreement with **** ********** *************, ***. (*****). Pursuant to that Agreement, Depositor may deposit certain deposit materials with ***.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account. By execution of this Amendment, *** will establish a separate account for the new deposit materials. The new account will be referenced by the following name: Time Warner Cable.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and *** will govern this account. The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc.	**** ********** *************. ***.
(“Depositor”)	(*****)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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